UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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MOLSON COORS BREWING COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MOLSON COORS BREWING COMPANY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

on

May 30, 2012

The Annual Meeting of Stockholders of Molson Coors Brewing Company will be held at 11:00 a.m. (local time) on May 30, 2012 at the Ritz-Carlton Hotel located at 1881 Curtis Street, Denver, Colorado 80202, for the following purposes:

(1)                                 To elect 12 directors;

(2)                                 To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 29, 2012;

(3)                                 To approve an amendment to the Molson Coors Brewing Company Incentive Compensation Plan to increase the number of authorized shares of our Class B common stock issuable under the plan by 5,000,000 shares; and

(4)                                 To transact such other business as may be brought properly before the meeting and any and all adjournments or postponements thereof.

In accordance with the bylaws and action of the Board of Directors, stockholders of record at the close of business on April 2, 2012 are entitled to receive notice of the meeting, and to vote at the meeting and any and all adjournments or postponements thereof.

We will begin mailing a Notice of Internet Availability of Proxy Materials for the Annual Meeting of Stockholders, containing instructions on how to access our proxy materials and vote online, on or about April 18, 2012. Our proxy statement and related exhibits accompanying this notice of Annual Meeting of Stockholders and our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 can be accessed by following the instructions in the Notice of Internet Availability of Proxy Materials.

We hope you will be able to attend the Annual Meeting. Whether or not you plan to attend, your vote is important to us.  We urge you to review our proxy materials and promptly cast your vote by telephone, over the Internet, or mark, sign, date and return the proxy/voting instruction card in the envelope provided so that your shares will be represented and voted at the Annual Meeting even if you cannot attend.  For more information about how to vote your shares, please see the discussion beginning on page 1 of our proxy statement under the heading “Questions and Answers about the Annual Meeting and Voting.”

Thank you for your interest in our company. We look forward to seeing you at the Annual Meeting.

By order of the Board of Directors,

/s/ Samuel D. Walker

Samuel D. Walker
Chief People and Legal Officer and Corporate Secretary

April 18, 2012

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (Board) of Molson Coors Brewing Company, a Delaware corporation (Molson Coors or the Company), for use at the Annual Meeting of Stockholders (Annual Meeting), which will be held at 11:00 a.m. (local time), Wednesday, May 30, 2012 at the Ritz-Carlton Hotel located at 1881 Curtis Street, Denver, Colorado 80202, and at any and all adjournments or postponements of that Annual Meeting.

Molson Coors has dual principal executive offices located at 1225 17th Street, Suite 3200, Denver, Colorado, USA 80202 and 1555 Notre Dame Street East, Montréal, Québec, Canada H2L 2R5.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on May 30, 2012

The Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K for the fiscal year ended December 31, 2011 are available at www.proxyvote.com.

ii

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

1.              What are the Company’s outstanding voting securities?

The outstanding classes of our voting securities include our Class A common stock, par value $0.01 per share (Class A common stock), and Class B common stock, par value $0.01 per share (Class B common stock). In addition, we have outstanding Special Class A voting stock, par value $0.01 per share (Special Class A stock), and Special Class B voting stock, par value $0.01 per share (Special Class B stock), through which the holders of Class A exchangeable shares and Class B exchangeable shares issued by Molson Coors Canada Inc. (Exchangeco), a Canadian corporation and subsidiary of Molson Coors, may exercise their voting rights with respect to Molson Coors.

Each holder of record of the Class A common stock, Class B common stock, Class A exchangeable shares and Class B exchangeable shares is entitled to one vote for each share held, without the ability to cumulate votes on the election of directors.

2.              How many shares are outstanding?

At the close of business on April 2, 2012, the record date for the Annual Meeting, there were outstanding 2,583,694 shares of Class A common stock, and 155,869,260 shares of Class B common stock, 1 share of Special Class A stock (representing 2,939,704 Class A exchangeable shares) and 1 share of Special Class B stock (representing 19,260,828 Class B exchangeable shares). Only stockholders of record at the close of business on April 2, 2012, are entitled to vote at the Annual Meeting.

3.              What are the Class A exchangeable shares and Class B exchangeable shares?  How do they vote?

The Special Class A stock and the Special Class B stock provide the mechanism for holders of Class A exchangeable shares and Class B exchangeable shares, which are intended to be substantially the economic equivalent of the corresponding class of Molson Coors common stock, to vote with the corresponding class of Molson Coors common stock. The Special Class A stock and Special Class B stock are entitled to one vote for each outstanding Class A exchangeable share and Class B exchangeable share, respectively, excluding shares held by Molson Coors or its subsidiaries, and generally vote together with the Class A common stock and Class B common stock, respectively, on all matters on which the Class A common stock and Class B common stock are entitled to vote. This structure provides voting rights to a holder of the exchangeable shares through a voting trust arrangement. The trustee holder of the Special Class A stock and the Special Class B stock has the right to cast a number of votes equal to the number of then-outstanding Class A exchangeable shares and Class B exchangeable shares, respectively, but will only cast a number of votes equal to the number of Class A exchangeable shares and Class B exchangeable shares as to which it has received voting instructions from the owners of record of those Class A exchangeable shares and Class B exchangeable shares, other than Molson Coors or its subsidiaries, respectively, on the record date.

4.              I am a holder of exchangeable shares; will I receive additional materials?

The exchangeable shares are non-voting (except as required by the provisions attaching to the exchangeable shares or by applicable law) with respect to Exchangeco. Therefore, this proxy statement and the proxy solicitation materials relate solely to Molson Coors. There will not be a separate annual meeting of Exchangeco. You will not receive a notice of an annual meeting of the stockholders of Exchangeco, nor will you receive an information circular or proxy for an annual meeting of the stockholders of Exchangeco.

Because the value of the exchangeable shares, determined through dividend and dissolution entitlements and capital appreciation, is determined by reference to the consolidated financial performance and condition of Molson Coors rather than Exchangeco, information respecting Exchangeco (otherwise than as included in our public disclosure and consolidated financial statements) is not relevant to holders of exchangeable shares.

Holders of exchangeable shares effectively have a participating interest in Molson Coors and not a participating interest in Exchangeco.  It is, therefore, the information relating to Molson Coors that is directly relevant to the holders of exchangeable shares voting in connection with the matters to be transacted at the Annual Meeting.

5.              What is the difference between holding shares as a stockholder of record and as a beneficial stockholder?

If your shares are registered directly in your name through either Computershare Trust Company, N.A. (Computershare), for the Class A common stock or the Class B common stock, or Canadian Stock Transfer Company Inc. as administrative agent for CIBC Mellon Trust Company (CIBC Mellon), for the exchangeable shares, you are considered a stockholder of record with respect to those shares.

If your shares are held in a brokerage account or bank, you are considered the “beneficial owner” of those shares.

6.              How do I attend the Annual Meeting and what do I need to bring?

If you are a stockholder of record, you will be asked to present photo identification, such as a driver’s license, in order for Molson Coors to verify your record ownership of shares.  If you vote prior to the Annual Meeting, you should indicate your planned attendance at the Annual Meeting when you cast your vote or submit your proxy card.

If you are a beneficial owner, bring the notice or voting instruction form you received from your bank, brokerage firm or other nominee, as well as photo identification, for admission to the Annual Meeting.  You also may bring your brokerage statement reflecting your ownership as of April 2, 2012 with you.  Please note that upon admittance to the Annual Meeting, you will not be able to vote your shares at the Annual Meeting without a legal proxy, as described in the response to Question 7.

Please note that cameras, sound or video recording equipment, cellular telephones, blackberries or other similar equipment, electronic devices, large bags, briefcases or packages will not be allowed in the meeting room.

7.              How can I vote at the Annual Meeting if I am a beneficial owner of Class A common stock or Class B common stock?

You should ask your bank, broker or other intermediary to furnish you with a legal proxy. You will need to bring the legal proxy with you to the Annual Meeting and hand it in with a signed ballot that will be provided to you at the Annual Meeting. You will not be able to vote your shares at the Annual Meeting without a legal proxy.

Please note that if you request a legal proxy, any previously executed proxy will be revoked and your vote will not be counted unless you appear at the Annual Meeting and vote in person or legally appoint another proxy to vote on your behalf. If you do not receive the legal proxy in time, you can follow the procedures described in the response to Question 6 to gain admission to the Annual Meeting. However, you will not be able to vote your shares at the Annual Meeting.

8.              I hold exchangeable shares; how do I vote?  Can I vote in person at the Annual Meeting?

As discussed above, holders of exchangeable shares (other than Molson Coors or its subsidiaries) are entitled to vote at annual meetings of holders of the corresponding classes of Molson Coors common stock through a voting trust arrangement. If you hold Class A exchangeable shares and/or Class B exchangeable shares as of the record date, you may provide voting instructions to CIBC Mellon, as trustee, although your voting instructions must be received no later than 11:59 p.m. EDT on May 25, 2012.  If you do not send instructions by this deadline, the trustee will not be able to vote your Class A exchangeable shares and/or Class B exchangeable shares. You may revoke previously given voting instructions by delivering subsequent voting instructions by mail, Internet or telephone, but in no circumstance, later than 11:59 p.m. EDT on May 25, 2012.

Holders of exchangeable shares cannot vote in person at the Annual Meeting.

9.              I hold shares in my MillerCoors retirement accounts; how do I vote?

We have been advised by MillerCoors LLC, the Company’s joint venture with SABMiller plc (MillerCoors), that according to the trust agreement concerning the MillerCoors LLC Savings and Investment Plan (the MillerCoors Plan), employees holding Molson Coors shares in their retirement plans are entitled to receive proxy materials and vote at the Annual Meeting.  If you participate in the MillerCoors Plan, you may vote the number of shares of common stock equivalent to the interest in Molson Coors common stock credited to your account as of the record date.  You may provide voting instructions to Fidelity Management Trust Company, as trustee, through its agent, Broadridge Financial Services (Broadridge), by completing and returning the proxy card accompanying your proxy materials.  The trustee will vote your shares in accordance with your duly executed instructions received no later than 5:00 p.m. EDT on May 23, 2012.  If you do not send instructions to Broadridge, the trustee will not be able to vote the share equivalents credited to your account.  You may also revoke previously given voting instructions prior to 5:00 p.m. EDT on May 23, 2012, by submitting to Broadridge, a properly completed and signed proxy card bearing a later date.

10.       What is a quorum?

The holders of shares entitled to cast a majority of the total votes of the outstanding shares of stock entitled to vote on each matter, as of the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be postponed or adjourned to allow additional time for obtaining the required quorum. At any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have been effectively revoked or withdrawn. Shares held by Molson Coors in treasury do not count toward a quorum.

11.       What different methods can I use to vote?

By Written Proxy. All stockholders of record can vote by written proxy card. If you are a beneficial owner, you will receive a written proxy card or a vote instruction form from your bank or broker.

By Telephone or Internet. All stockholders of record also can vote by touchtone telephone from the U.S., Puerto Rico and Canada, using the toll-free telephone number on the proxy card, or through the Internet, using the procedures and instructions described on the proxy card. Beneficial owners may vote by telephone or Internet if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

In Person. All stockholders of record of Class A common stock and Class B common stock may vote in person at the Annual Meeting. Beneficial owners of Class A common stock and Class B common stock may vote in person at the Annual Meeting if they have a legal proxy, as described in the response to Question 7.

12.       What is the record date and what does it mean?

The record date for the Annual Meeting is April 2, 2012. The record date is established by the Board as required by the Delaware General Corporation Law and the Company’s bylaws. Owners of record of Class A common stock, Class B common stock, Class A exchangeable shares and Class B exchangeable shares at the close of business on the record date are entitled to:

•                  receive notice of the Annual Meeting; and

•                  vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

13.       What can I do if I change my mind after I vote my shares?

Holders of common stock can revoke a proxy prior to the completion of voting at the Annual Meeting by:

•                  giving written notice to the Office of the Corporate Secretary of the Company;

•                  delivering a later-dated proxy (or instructions to your bank or broker if you are a beneficial owner); or

•                  voting in person at the Annual Meeting (unless you are a beneficial owner without a legal proxy, as described in the response to Question 7).

Holders of exchangeable shares can revoke voting instructions by delivering subsequent voting instructions by mail, Internet or telephone no later than 11:59 pm EDT on May 25, 2012.

14.       What are my voting choices when voting for Class A Director nominees identified in this proxy statement, and what vote is needed to elect the Class A Directors?

In the vote on the election of the 10 Class A Director nominees identified in this proxy statement to serve until the next annual meeting, holders of Class A common stock and Class A exchangeable shares may:

•                  vote in favor of all nominees;

•                  vote in favor of specific nominees;

•                  vote against all nominees;

•                  vote against specific nominees;

•                  abstain from voting with respect to all nominees; or

•                  abstain from voting with respect to specific nominees.

Directors will be elected by a plurality of the votes cast by the holders of the Class A common stock and Class A exchangeable shares, together as a class, voting in person or by proxy at the Annual Meeting.

The Board recommends a vote FOR each of the nominees.

15.       What are my voting choices when voting for Class B Director nominees identified in this proxy statement and what vote is needed to elect the Class B Directors?

In the vote on the election of the 2 Class B Director nominees identified in this proxy statement to serve until the next annual meeting, holders of Class B common stock and Class B exchangeable shares may:

•                  vote in favor of all nominees;

•                  vote in favor of specific nominees;

•                  vote against all nominees;

•                  vote against specific nominees;

•                  abstain from voting with respect to all nominees; or

•                  abstain from voting with respect to specific nominees.

Directors will be elected by a plurality of the votes cast by the holders of the Class B common stock and Class B exchangeable shares, together as a class, voting in person or by proxy at the Annual Meeting.

The Board recommends a vote FOR each of the nominees.

16.       What are my voting choices when voting on the ratification of the appointment of PricewaterhouseCoopers LLP (PwC) as independent auditors and what vote is needed to ratify their appointment?

In the vote on the approval of the appointment of PwC as independent auditors, holders of Class A common stock and Class A exchangeable shares may:

•            vote in favor of the ratification;

•            vote against the ratification; or

•            abstain from voting on the ratification.

The proposal to ratify the appointment of PwC as independent auditors will require the affirmative vote of a majority of the votes cast by the holders of the Class A common stock and Class A exchangeable shares, together as a class, voting in person or by proxy at the Annual Meeting.

The Board recommends a vote FOR the ratification.

17.       What are my voting choices when voting on the amendment to the Company’s Incentive Compensation Plan (the Incentive Plan Amendment), and what vote is needed for approval?

In the vote on the approval of the Incentive Plan Amendment to increase the number of authorized shares of the Company’s Class B common stock issuable under the Incentive Plan by 5,000,000 shares, holders of Class A common stock and Class A exchangeable shares may:

•            vote in favor of the Incentive Plan Amendment;

•            vote against the Incentive Plan Amendment; or

•            abstain from voting on the Incentive Plan Amendment.

The proposal to approve the Incentive Plan Amendment will require the affirmative vote of a majority of the votes cast by the holders of the Class A common stock and Class A exchangeable shares, together as a class, voting in person or by proxy at the Annual Meeting.

The Board recommends a vote FOR the approval of the Incentive Plan Amendment.

18.       What if I am a stockholder of record and do not specify a choice for a matter when returning a proxy?

Stockholders should specify their choice for each matter on the enclosed proxy card. If no specific instructions are given, proxies which are signed and returned will be voted:

•                  FOR the election of all Director nominees as set forth in this proxy statement;

•                  FOR the proposal to ratify the appointment of PwC as independent auditors; and

•                  FOR the amendment of the Company’s Incentive Compensation Plan.

19.       What if I am a beneficial owner and do not give voting instructions to my broker?

As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.

Non-Discretionary Items. The election of Directors and the approval of the Incentive Plan Amendment are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners of Class A common stock and Class B common stock.

Discretionary Items. The ratification of the appointment of PwC is a discretionary item. Generally, brokers, banks and other nominees that do not receive voting instructions from beneficial owners of Class A common stock may vote on this proposal in their discretion.

If you are a beneficial owner of exchangeable shares and do not provide CIBC Mellon with voting instructions, your shares will not be voted on any matter.

20.       How are abstentions and broker non-votes counted?

Abstentions and broker non-votes are included in determining whether a quorum is present, but will not be included in vote totals and will not affect the outcome of the vote on any matter.

21.  Can I access the Notice of Annual Meeting, Proxy Statement, and Annual Report on Form 10-K on the Internet?

The Notice of Annual Meeting, Proxy Statement, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (Form 10-K) are available at www.proxyvote.com. Instead of receiving future copies of these documents by mail, stockholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy voting site.

Stockholders of Record. If you vote on the Internet at www.proxyvote.com, simply follow the prompts for enrolling in the electronic proxy delivery service.

Beneficial Owners. If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your bank or broker regarding the availability of this service.

22.  How are proxies solicited and what is the cost?

The Company has engaged Georgeson Inc. to assist with the solicitation of proxies for a fee of $7,500 plus expenses. The Company will bear all expenses incurred in connection with the solicitation of proxies. The Company will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to beneficial owners of common stock and/or exchangeable shares.  The Company’s Directors, officers and employees also may solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.

23.       Will there be an audio-cast of the Annual Meeting?

You can listen to a live audio-cast of the Annual Meeting by visiting our website at www.molsoncoors.com, click on “Investors”, click on “Past Events and Presentations”, and click on the link to the audio-cast. An archived copy of the audio-cast will be available until June 30, 2012.

We have included the website address for reference only. The information contained on our website is not incorporated by reference into this proxy statement.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The Company’s bylaws provide for the annual election of Directors.  The Board has currently set the number of directors at 15: 12 Class A directors and 3 Class B directors.  However, for purposes of the Annual Meeting, only 12 directors are being nominated for election:  10 Class A directors and 2 Class B directors.  The Board is in the process of identifying and evaluating a candidate to fill one of the Class A director vacancies; however, the Board does not currently plan to fill the second Class A vacancy.  The Board is also in the process of identifying and evaluating a candidate, to fill the third Class B director vacancy.  At the Annual Meeting, votes may not be cast for a greater number of director nominees than the 12 nominees named in the proxy statement.

John E. Cleghorn and David P. O’Brien will step down from the Board when their terms end at the Annual Meeting.

Twelve directors are to be elected at the Annual Meeting, each to serve until the next annual meeting and until his or her successor shall have been elected and qualified.  The 12 nominees consist of:

•                  10 directors to be elected by the holders of Class A common stock and the Special Class A stock (as instructed by the holders of Class A exchangeable shares), voting together as a single class; and

•                  2 directors to be elected by the holders of the Class B common stock and the Special Class B stock voting (as instructed by the holders of Class B exchangeable shares) together as a single class.

The following table sets forth certain biographical information regarding each Director, including a summary description of each individual’s particular knowledge, qualifications or areas of expertise considered for nomination to the Company’s Board.  For more information on the nomination of our Class A directors and Class B directors, please refer to “Nomination of Directors” beginning on page 9.

Each of the Directors has consented to serve if elected.  If any of them becomes unavailable to serve as a Director, a substitute nominee may be designated in accordance with the certificate of incorporation and bylaws. In that case, the persons named as proxies will vote for the substitute nominees designated in accordance with the certificate of incorporation and bylaws.

CLASS A DIRECTORS

Class A Directors	Age	Business Experience, Qualifications, Areas of Expertise and Other Public Company Directorships Held

Francesco Bellini	64

Director of Molson Coors since February 2005. Dr. Bellini previously served as a director of Molson Inc. (Molson), which merged with the Company in 2005, since 1997. Dr. Bellini has been Chairman, President and Chief Executive Officer of BELLUS Health Inc. (formerly Neurochem Inc.), a leading Canadian biopharmaceutical company, since 2002. Dr. Bellini retired in December 2009 as President and CEO but remains Chairman of the company. He is also Chairman of Picchio International, Inc., Prognomix Inc. and Klox Technologies Inc., all companies involved in healthcare. A pioneer in the Canadian biopharmaceutical industry, he was co-founder of Biochem Pharma, as well as Chairman and Chief Executive Officer from 1986 to 2001. Dr. Bellini also owns The Domodimonti Winery in Italy, which produces high quality wines with minimal synthetic intervention or additives. A graduate of the University of New Brunswick with a Ph.D. in 1977, he has authored or co-authored more than thirty patents over his 20-year career as a research scientist. Dr. Bellini is an Officer of the Order of Canada. In recognition of his major contributions in the fields of entrepreneurship, research and economy, Dr. Bellini received the title of ‘Cavaliere del Lavoro’, the most prestigious honor granted by the Italian government.

Dr. Bellini provides the Board with extensive entrepreneurial and leadership experience as a result of his activities in founding companies and his service on the boards of numerous public and privately-held companies. Additionally, he brings extensive business experience as a CEO.

Peter H. Coors	65

Director of Molson Coors since February 2005, Vice Chairman of the Board of Molson Coors since May 2011, and previously Chairman of the Board of Molson Coors from December 2008 to May 2011. Since July 2008, Mr. Coors has also served as Chairman of the Board of MillerCoors, in which the Company owns a 42% interest. He serves as trustee of Adolph Coors Company, LLC, Trustee of the Adolph Coors, Jr. Trust (Coors Trust), and he chairs the trust committee for the Coors Trust. The Coors Trust is a party to the Voting Agreement with Pentland Securities (1981) Inc. (Pentland) and 4280661 Canada Inc. (discussed further in the Beneficial Ownership Table beginning on page 22). Mr. Coors previously served as Vice Chairman of the Board of Molson Coors from 2005 to December 2008. He served Adolph Coors Company, the predecessor company to Molson Coors, as Vice Chairman of the Board from 2002 to 2005, and Chief Executive Officer from 2000 to 2002. He has served Coors Brewing Company, a wholly owned subsidiary of the Company, as Executive Chairman of the Board of Directors since 2002, a director since 1973, and Chief Executive Officer from 1992 to 2000. Since joining the Company in 1971, he has served in a number of different executive and management positions for Adolph Coors Company, Coors Brewing Company, and Molson Coors. Mr. Coors also serves on numerous community and civic boards, including the University of Colorado Hospital, National Western Stock Show and the Denver Area Council of the Boy Scouts of America. He was a director of U.S. Bancorp from 1996 until September 2008. He has been a director of Energy Corp. of America since 1996.

Class A Directors	Age	Business Experience, Qualifications, Areas of Expertise and Other Public Company Directorships Held

As a member of the Coors family and a former CEO of the Company, Mr. Coors, a major stockholder, brings to the Board extensive knowledge of the Company’s history and culture, and the perspective of a long-term, highly committed stockholder.  Mr. Coors provides a strong relationship with U.S. distributors. Mr. Coors is a recognized leader in the beer industry and provides a strong perspective, leadership and expertise in the U.S. beer business. He is also a well-recognized public representative of the Company.

Christien Coors Ficeli	38

Director of Molson Coors since June 2010. Since January 2011, Ms. Coors Ficeli has been Director of On Premise channel marketing at MillerCoors. Previously, she was Region Chain Director at MillerCoors from July 2008. She previously held several other sales management roles across the U.S. with Coors Brewing Company, in distributor and chain facing roles. Before joining Coors Brewing Company, she worked at E&J Gallo and Xerox Corporation in sales and brand management roles. Ms. Coors Ficeli serves on the board as VP of Finance of Rocky Mountain Active 20/30, a fundraising organization focused on children in the Denver area. She also serves on the Board of Trustees for the Adolph Coors Company LLC, and as a trustee of the Coors Trust. She earned her undergraduate degree in marketing and management from Santa Clara University, and her MBA from the University of Denver. Ms. Coors Ficeli does not serve as a director of any other public company.

As a member of the Coors family, Ms. Coors Ficeli brings to the Board extensive knowledge of the Company’s history and culture, and the perspective of a long-term, highly committed stockholder.  She also brings a business background in the beer and wine industries, in distribution, sales and brand management. She also offers a strong perspective, leadership and expertise in the U.S. beer business.

Brian D. Goldner	48

Director of Molson Coors since November 2010. Mr. Goldner is President, Chief Executive Officer and a director of Hasbro, Inc., a children’s and family leisure time entertainment products and services company, a position he has held since 2008. From 2006 to 2008, Mr. Goldner was Chief Operating Officer and from 2003 to 2006 was President of the U.S. Toys Segment of Hasbro, Inc. Mr. Goldner serves on the boards of the Toy Industry Association, the Miriam Hospital in Providence, RI, and Hole in the Wall Camps. Prior to joining Hasbro, Mr. Goldner held a number of management positions including Executive Vice President and Chief Operating Officer of Bandai America, Worldwide Director in Charge of the LA office of J. Walter Thompson, and Vice President and Account Director in the Chicago office of Leo Burnett Advertising. He is a graduate of Dartmouth College and the Executive Education Program at the Amos Tuck School.

Mr. Goldner provides the Board with extensive experience in building global brands and growing multi-brand international companies. Additionally, he brings business experience as a CEO.

Franklin W. Hobbs	64

Director of Molson Coors since February 2005. Mr. Hobbs previously served as a director of Adolph Coors Company since 2001. He served as Chief Executive for the investment bank, Houlihan Lokey Howard & Zukin, from 2002 to January 2003. He served in roles of increasing responsibility at Dillon, Read & Co., an investment bank, from 1972 to 1992, as Chief Executive Officer from 1992 to 1997, and ultimately served as Chairman of UBSWarburg following a series of mergers between Dillon Read and SBC Warburg, and later with Union Bank of Switzerland. Mr. Hobbs has served as an advisor to One Equity Partners, a private equity investment firm, since 2004. He currently serves on the Board of Directors of Lord, Abbett & Co. He is Chairman of the Board of Ally Financial Inc. (formerly General Motors Acceptance Corp.), and serves on the Board of Trustees and is Treasurer of The Frick Collection. Formerly, he served on the Board of Overseers of Harvard University, also serving on the Audit Committee, and was President of the Board of Trustees of Milton Academy, where he also served on the Audit Committee. Mr. Hobbs is a graduate of Harvard College and Harvard Business School. Mr. Hobbs does not serve as a director of any other public company.

Mr. Hobbs provides the Board with a high level of financial literacy and expertise due to his background as an investment banker, his service on public company audit committees and his experience as a CEO. He also provides extensive knowledge about the Company.

Andrew T. Molson	44

Director of Molson Coors since February 2005, Chairman of the Board of Molson Coors since May 2011, and previously Vice Chairman of the Board of Molson Coors from May 2009 to May 2011. Mr. Molson is a partner and Chairman of RES PUBLICA Consulting Group, a Montréal-based holding and management company for two leading professional services firms, NATIONAL Public Relations (where he has worked since 1997) and Cohn and Wolfe | Canada, both offering strategic public relations counsel to a wide range of businesses. He became a member of the Québec bar in 1995 and holds a bachelor of arts degree from Princeton University, a masters of science in corporate governance and ethics from the University of London (Birbeck College). He is chairman of the Board of Trade of Metropolitan Montréal and a director of The Montréal Canadiens, DundeeWealth Inc., Groupe Deschênes Inc. and Montréal International. He is president of the Molson Foundation and serves on several non-profit boards, including Concordia University, the Institute for Governance of Private and Public Organizations and the Montréal General Hospital Foundation. He is also chairman of La Fondation du maire : le Montréal inc. de demain.

Class A Directors	Age	Business Experience, Qualifications, Areas of Expertise and Other Public Company Directorships Held

As a member of the Molson family, which has been instrumental in developing the Canadian beer business since it opened the now-oldest brewery in North America in 1786, Mr. Molson, a representative of a major stockholder, brings to the Board extensive knowledge of the Company’s history and culture, and the perspective of a long-term, highly committed stockholder.  He also brings extensive knowledge regarding public relations and corporate governance.  Additionally, he provides a strong perspective, leadership and expertise in the Canadian beer business.

Geoffrey E. Molson	41

Director of Molson Coors since May 2009. Mr. Molson has served as Chairman and a General Partner (since December 2009), and is the President and Chief Executive Officer (since June 2011) of the CH Group Limited Partnership, owner of the Montréal Canadiens Hockey Club, Evenko and The Bell Centre. From 2006 to December 2009, Mr. Molson served as Vice-President of Marketing for Molson. He previously served as Vice President of Sales and Marketing from 2004 to 2005, Vice President of Quality and Distributor Development from 2001 to 2004, and Key Account Sales Manager — Canada and Director of Trade Marketing from 1999 to 2001, for Molson USA, a wholly-owned subsidiary of the Company. He was a senior consultant at CSC Consulting (formerly The Kalchas Group), a strategy consultancy firm, from 1996 to 1999. Prior to this he worked in media at The Coca-Cola Company. Mr. Molson holds an MBA from Babson Business School and a BA from St. Lawrence University. Mr. Molson is a member of The Molson Foundation, a family foundation dedicated to the betterment of Canadian society, as well as St. Mary’s Hospital Foundation. He currently represents Molson Coors as Ambassador, representing the Molson family in key strategic areas of the business. Mr. Molson does not serve as a director of any other public company.

As a member of the Molson family, which has been instrumental in developing the Canadian beer business since it opened the now-oldest brewery in North America in 1786, Mr. Molson brings to the Board extensive knowledge of the Company’s history and culture, and the perspective of a long-term, highly committed stockholder.  He also brings experience in beer sales, marketing, distributor development and key account management.  Additionally, Mr. Molson brings experience in the sports and entertainment industry, which is an important marketing platform for the Company.

Iain J.G. Napier	63

Director of Molson Coors since July 2008. Mr. Napier is currently Chairman of Imperial Tobacco Group plc (since February 2007), where he chairs the Nominations Committee, and Chairman of McBride PLC (since July 2007), also where he chairs the Nominations Committee and is a member of the Remuneration Committee. He is Non-Executive Chairman of John Menzies plc (since May 2010); he has served on the Board of Directors since 2008; he chairs the Nominations Committee; and he is a member of the Audit Committee. He is a Non-Executive Director of William Grant & Sons Holdings Limited (since May 2009), where he chairs the Audit Committee. Mr. Napier previously served as Chief Executive Officer of Taylor Woodrow PLC, an international housing and development company, from 2002 to 2006. Prior to this, he worked extensively in the beer and leisure industries. From 2000 to 2001, he was Vice President U.K. and Ireland for InBev S.A., following their acquisition of Bass Brewers Ltd. From 1989 to 2000 he held various leadership positions with Bass, including as a main board Director and Chief Executive Officer of Bass Brewers and Bass International Brewers from 1996 to 2000. Earlier in his career, Mr. Napier also held senior management positions at Ford Motor Company and Whitbread PLC. Mr. Napier is a Fellow of the Chartered Institute of Management Accountants.

Mr. Napier provides the Board with a high level of financial literacy and expertise due to his background as a chartered management accountant, his service on public company audit committees and his experience as a CEO. He also provides extensive experience in the beer and leisure industries, including the U.K beer market.

Peter Swinburn	59

Director, Chief Executive Officer and President of Molson Coors since July 2008.Since July 2008, Mr. Swinburn has served as a Director of MillerCoors. He has also served as a Director of Express Inc. since February 2012. He served as President and Chief Executive Officer of Coors Brewing Company, a wholly owned subsidiary of the Company, from October 2007 to June 2008, and as President and Chief Executive Officer of Molson Coors Brewing Company (UK) Limited (MCBC UK), a wholly-owned subsidiary of the Company, from 2005 to November 2007. Before that, he served as President and Chief Executive Officer, Coors Brewing Worldwide and Chief Operating Officer of MCBC UK following the Company’s acquisition of MCBC UK in 2002, until 2003. Prior to the Company acquiring MCBC UK, Mr. Swinburn was Sales Director for Bass Brewers (the predecessor entity to MCBC UK) from 1994 to 2002.

Mr. Swinburn is required to be nominated to serve on the Board according to the Company’s certificate of incorporation, by virtue of his position as Chief Executive Officer of the Company. He provides extensive experience in the beer business. He also provides the Board with management’s perspective.

Douglas D. Tough	62

Director of Molson Coors since February 2012. Mr. Tough is currently Chairman and Chief Executive Officer of International Flavors & Fragrances Inc. (IFF) (since March 2010). Mr. Tough joined the IFF Board in 2008 and served as its non-Executive Chairman from October 2009 until he became Chief

Class A Directors	Age	Business Experience, Qualifications, Areas of Expertise and Other Public Company Directorships Held

Executive Officer of the Company (March 2010). Previously, he served as Chief Executive Officer and Managing Director of Ansell Limited from 2004 until March 2010. Prior to joining Ansell, Mr. Tough held a number of positions with Procter & Gamble Company for 12 years, as well as a variety of executive positions with Cadbury Schweppes Plc (Cadbury), including serving as Chief Executive Officer of Dr Pepper / 7UP, Cadbury’s largest unit. Mr. Tough was identified by a third party search firm.

Mr. Tough provides the Board with extensive experience with multi-brand international companies, including a food and beverage company. Additionally, he brings business experience as a CEO.

CLASS B DIRECTORS

Class B Directors	Age	Business Experience, Qualifications, Areas of Expertise and Other Public Company Directorships Held

Charles M. Herington	52

Director of Molson Coors since February 2005. Mr. Herington previously served as a director of Adolph Coors Company since 2003. He has been Executive Vice President, Developing Market Group, Avon Products Inc., a large global consumer products company, since March 2011. Prior to that he was Executive Vice President, Latin America and Central and Eastern Europe of Avon Products Inc., a position he held since June 2009. He was EVP, Latin America Avon Products from March 2008 to June 2009, and Senior Vice President, Latin America Avon Products from March 2006 to March 2008. From 1999 to February 2006, Mr. Herington was President and CEO of AOL Latin America, a NASDAQ publicly-traded company. (In June 2005, AOL Latin America filed a voluntary petition for Chapter 11 bankruptcy. In April 2006, the bankruptcy court approved the company’s recovery and liquidation plan.) From 1997 to 1999 he served as President, Revlon Latin America. From 1990 to 1997, he held a variety of executive positions with Pepsico Restaurants International. From 1981 to 1990 he held different marketing and executive positions at Procter & Gamble. Mr. Herington currently serves as a director of NII Holdings, and previously served on the Board of Directors of Advo Inc. from 2004 to 2007.

Mr. Herington provides the Board almost 30 years of experience in marketing, brand management and operations including his senior executive operations experience in Latin America and Central and Eastern Europe, and extensive marketing experience in Canada.

H. Sanford Riley	61

Director of Molson Coors since February 2005. Mr. Riley previously served as a director of Molson since 1999. He has been President and Chief Executive Officer of Richardson Financial Group, Ltd., a specialized financial services company, since 2003. Between 1992 and 2001, he served as President and Chief Executive Officer of Investors Group Inc., a personal financial services organization, retiring as Chairman in 2002. Mr. Riley has served as a director of The North West Company since 2002, becoming Chairman in 2008, and is also a director of GMP Capital, a publicly traded investment dealer. His community affiliations include serving as Chairman of the University of Winnipeg Foundation Board of Directors, past Chancellor of the University of Winnipeg and past Chairman of the Manitoba Business Council. He obtained a B.A. from Queen’s University and a J.D. from Osgoode Hall Law School. Mr. Riley is a Member of the Order of Canada.

Mr. Riley provides the Board a critical understanding of the Company and our business as a result of his years of service as a director. He also provides a high level of finance and corporate governance expertise, having served in executive leadership and board positions with several highly regulated global companies.

Family Relationships

The only family relationships among any of the directors or director nominees are between:  Peter H. Coors and Christien Coors Ficeli, who are father and daughter; and Andrew T. Molson and Geoffrey E. Molson, who are brothers, along with their father, Eric H. Molson, named Director and Chairman Emeritus as described below.

The Board of Directors unanimously recommends a vote FOR each of the persons listed above, and executed proxies that are returned will be so voted unless otherwise instructed.

Director and Chairman Emeritus

Eric H. Molson, formerly Chairman of the Board of Molson Coors, was named Director and Chairman Emeritus of Molson Coors in June 2010.  Mr. Eric Molson provides consulting and advisory services to the Board as requested, and may be invited to attend meetings of the Board on a non-voting basis.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Board is elected by the stockholders to oversee their interests in the long-term success of the Company.  The Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the stockholders.  The Board selects and oversees the members of senior management, who are charged with conducting the business of the Company.

Board Leadership Structure

The Company separates the roles of chairman of the board and chief executive officer.  According to the Company’s bylaws, the chairman of the board is appointed by the Class A-C nominating subcommittee, or the Class A-M nominating subcommittee, alternating on a biennial basis.  Andrew T. Molson was appointed Chairman of the Board by the Class A-M nominating subcommittee effective May 2011, and he will serve in this position until the 2013 Annual Meeting.  Following the 2013 Annual Meeting, the Class A-C nominating subcommittee has the right to appoint the chairman of the board to serve until the 2015 annual meeting of stockholders.

Board Size

As set forth in our bylaws, the Board has the power to fix the number of directors by resolution. The Board has currently set the number of directors at 15:  12 Class A directors and 3 Class B directors.  However, for purposes of this annual meeting, only 12 directors are being nominated for election.  There will be 2 Class A director vacancies and one Class B director vacancy.  According to our nomination process described below, the Board is currently in the process of identifying and evaluating a candidate to fill one of the Class A director vacancies and the Class B director vacancy; however, the Board does not currently plan to fill the remaining Class A director vacancy.  Our certificate of incorporation and bylaws provide that the Board may change the size of the Board by vote of at least two-thirds of the authorized number of directors (including vacancies), provided that any decrease in the number of directors to less than 15 must be approved by the holders of the Class A common stock and Special Class A stock, voting together as a class.

Nomination of Directors

As a “controlled company” under the listing standards of the New York Stock Exchange (NYSE), we are not required to have a nominating committee comprised solely of independent directors.  Nominees for election to the Board will be selected by the full Board and by a Nominating Committee and nominating subcommittees as follows:

Nominating Body	Director Nominees
Class A-C Nominating Subcommittee: Peter H. Coors	•	5 director nominees to be elected by holders of Class A common stock and Special Class A stock, voting together as a class (referred to as Coors Directors)
Christien Coors Ficeli	•	A majority must be independent

Class A-M Nominating Subcommittee: Andrew T. Molson	•	5 director nominees to be elected by holders of Class A common stock and Special Class A stock, voting together as a class (referred to as Molson Directors)
Geoffrey E. Molson	•	A majority must be independent

Nominating Committee: Peter H. Coors Christien Coors Ficeli Andrew T. Molson Geoffrey E. Molson Sanford E. Riley	•	2 director nominees to be elected by holders of Class A common stock and Special Class A stock, voting together as a class
	•	Must include Chief Executive Officer (currently Peter Swinburn) and one member of management approved by at least two-thirds of authorized number of directors (currently vacant)

Molson Coors Brewing Company Board of Directors:	•	3 director nominees to be elected by holders of Class B common stock and Special Class B stock, voting together as a class
	•	All nominees must be independent
	•	Nominations must be approved by at least two-thirds of the authorized number of directors (including vacancies)

Board Vacancies

Coors Directors and Molson Directors

The Class A-M nominating subcommittee fills vacancies caused by the removal, resignation, retirement or death of a Molson Director and fills newly created seats designated to be filled by Molson Directors.  The Class A-C nominating subcommittee fills vacancies caused by the removal, resignation, retirement or death of a Coors director and fills newly created seats designated to be filled by Coors Directors.

The Class A-M nominating subcommittee and the Class A-C nominating subcommittee each cease to have the power to make nominations and fill vacancies if Pentland and certain Molson family stockholders, in the case of the Class A-M nominating subcommittee, or the Coors Trust and certain Coors family stockholders, in the case of the Class A-C nominating subcommittees, fall below certain ownership thresholds specified in the certificate of incorporation.  Both the Class A-M nominating subcommittee and the Class A-C nominating subcommittee currently meet the required thresholds.

Two of the incumbent Class A-M directors are retiring from serving on the Company’s Board of Directors as of the date of the Annual Meeting, due to having reached the mandatory director retirement age.  The Class A-M nominating subcommittee is in the process of identifying and evaluating a candidate to fill one of these vacancies.

Other Class A Directors

The Nominating Committee fills vacancies caused by the removal, resignation, retirement or death of a Class A director who is not a Coors Director or Molson Director.  Any person elected by the Nominating Committee must meet the requirements outlined above.

Class B Directors

The Board fills vacancies caused by the removal, resignation, retirement or death of the any of the Class B directors.  Any person elected by the Board must meet the requirements outlined above.  The Board is in the process of identifying and evaluating a candidate to fill the Class B director vacancy.

Qualifications of Director Nominees

The Board, Nominating Committee or a nominating subcommittee, as applicable, assesses any director nominee taking into account several factors including, but not limited to, the individual’s: (i) personal qualities and characteristics, accomplishments and reputation in the business community; (ii) current knowledge and contacts in the communities in which the Company does business and in the Company’s industry or other industries relevant to the Company’s business; (iii) ability and willingness to commit adequate time to Board and committee matters; (iv) skills and personality and their fit with other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Company; (v) diversity of opinion, personal and professional background, and experience; and (vi) fit with the perceived needs of the Company, the Board and its respective committees at the time. The Nominating Committee or a nominating subcommittee, as applicable, ultimately recommends nominees that it believes will enhance the Board’s ability to manage and direct, in an effective manner, the affairs and business of Molson Coors.  Potential director nominees may come to the attention of the Company through management, current Board members or stockholders.  From time to time, the Board uses third party search firms to identify and/or evaluate potential nominees.  Douglas D. Tough was identified by a third party search firm.

Candidates Recommended by Stockholders

We will consider and evaluate a director candidate recommended by a stockholder in the same manner as candidates from other sources. Stockholders wishing to recommend a director candidate to serve on the Board as a director may do so by providing advance written notice to Molson Coors following the procedures set forth under “How do I submit a proposal for action at the 2013 Annual Meeting of Stockholders?” on page 45.  Any such recommendation must be accompanied by the information specified in Section 1.9.2 of our bylaws.

Director Independence

Although, as a “controlled company,” we are not required to have a majority of independent directors, our certificate of incorporation contains provisions intended to ensure that at all times a majority of the directors will be independent.

Our certificate of incorporation defines an independent director as any director who is independent of management, and is free from any interest and any business or other relationship (other than interests or relationships arising from ownership of shares of Molson Coors stock) which could, or could reasonably be perceived to, materially interfere with the director’s ability to act with a view to the best interests of Molson Coors.  Additionally, the Company has adopted Director Independence Standards which are set forth on Appendix A.

For further information regarding director independence, see “Independence and Related Person Transactions” on page 13.

Executive Sessions of Non-Employee and Independent Directors

The Board generally holds executive sessions of its non-employee directors at each regularly scheduled meeting. The chairmanship of these executive sessions rotates among the non-employee directors. In addition, the independent directors meet in executive session at each regularly scheduled Board meeting.  The chairmanship of these executive sessions rotates among the independent directors.

Corporate Governance Guidelines; Code of Business Conduct

The Board has adopted the Board of Directors Charter and Corporate Governance Guidelines (Corporate Governance Guidelines) to promote the functioning of the Board and its committees, and to set forth a common set of expectations as to how the Board should function. The Corporate Governance Guidelines provide, among other things, guidance on the composition of the Board, the criteria to be used in selecting director nominees, retirement of directors, expectations by Molson Coors of its directors and evaluation of Board performance.

In addition, all of our directors and employees, including our Chief Executive Officer, Chief Financial Officer, and other senior financial officers, are bound by our Code of Business Conduct, which complies with the requirements of the NYSE and the Securities and Exchange Commission (SEC) to ensure that the business of Molson Coors is conducted in a legal and ethical manner. The Code of Business Conduct covers all areas of professional conduct, including employment policies, conflicts of interest, fair dealing, and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business.  We will disclose future amendments to, or waivers from, certain provisions of the Code of Business Conduct for executive officers and directors on our website within 4 business days following the date of such amendment or waiver.

Board’s Role in Risk Oversight

The Board is responsible for identifying the principal risks of the Company’s business and ensuring the implementation of appropriate systems to manage these risks, and shares oversight and monitoring of the Company’s enterprise risk management program with the Audit Committee.  The Audit Committee reviews the risks, actions and progress annually and the full Board reviews the risk program at their annual strategy meeting.  The Audit Committee also oversees management of the Company’s major financial risks and its procedures for monitoring and controlling these risks.  The Audit Committee regularly submits a risk assessment to the Board.

The Compensation Committee oversees risks relating to our compensation policies and practices, and regularly assesses our performance criteria and targets established under executive compensation programs to ensure they do not provide an incentive for executives to take excessive or unnecessary risks.  The Compensation Committee reports to the Board when appropriate.  The Compensation Committee believes that the Company has no compensation policies or programs that give rise to risks reasonably likely to have a material adverse effect on the Company.

In addition to committee reports, the Board receives regular reports from the Company’s management on the Company’s most material risks and the degree of its exposure to those risks, as well as presentations on those risks at Board meetings quarterly.

Directors’ Attendance

During 2011, the Board of Molson Coors held 9 meetings and committees of the Board held a total of 23 meetings.  All directors attended 75% or more of the aggregate meetings of the Board and the committees on which they serve during 2011.  Each of the current directors serving as a director at the time, other than Dr. Bellini, attended the 2011 annual meeting.

Board Committees

The Board currently has three separately designated standing committees: the Audit Committee, the Compensation Committee and the Finance Committee. In addition to the three standing committees, the Board may from time to time establish additional committees.

The following table describes the current members of each of our Board committees.  Other than Mr. Coors, each member is considered an independent director pursuant to the Company’s Director Independence Standards and the Company’s certificate of incorporation.  For a further discussion regarding director independence, see “Independence and Related Person Transactions” beginning on page 13.

Audit Committee	Compensation and Human Resources Committee	Finance Committee
John E. Cleghorn	Brian D. Goldner	Francesco Bellini
Franklin W. Hobbs	Charles M. Herington	Peter H. Coors
Iain J.G. Napier*	H. Sanford Riley*	Franklin W. Hobbs*
David P. O’Brien		David P. O’Brien
Iain J.G. Napier

*           Denotes Chairman of the committee.

Pursuant to our certificate of incorporation, we also have a Nominating Committee whose members are identified on page 9.

Audit Committee

Under the terms of its charter, the Audit Committee assists and represents the Board in fulfilling its oversight responsibility relating to the integrity of the Company’s financial statements and financial reporting process, the system of internal control over financial reporting and disclosure controls and procedures, the internal audit function and the engagement of the Company’s independent auditors and their annual independent audit of the Company’s financial statements.  The Audit Committee also oversees the Company’s policies and procedures with respect to risk assessment and risk management. For more information on the Audit Committee’s role in risk oversight see the discussion under “Board’s Role in Risk Oversight” beginning on page 11.

The Audit Committee met 7 times in 2011.  Each member meets the independence requirements of the listing standards of the NYSE, the Company’s certificate of incorporation, its Director Independence Standards, and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (Exchange Act). The Board has determined that all the members of the Audit Committee are financially literate pursuant to the listing standards of the NYSE.  The Board determined that Franklin W. Hobbs is an “audit committee financial expert.”

Compensation Committee

Under the terms of its charter, the Compensation Committee has overall responsibility for evaluating and approving compensation plans, policies and programs of the Company applicable primarily to senior executives of the Company.  The entire Board approves CEO compensation.

The Compensation Committee also makes all decisions regarding the implementation and administration of the Company’s incentive compensation, equity compensation and other benefit plans and programs.

The Compensation Committee met 6 times in 2011. Each member meets the independence requirements of the Company’s certificate of incorporation and Director Independence Standards.

The details of the processes and procedures used for determining compensation of the Company’s executive officers are set forth beginning on page 25.

The Compensation Committee retained Pay Governance LLC (Pay Governance) as its compensation consultant to provide independent advice and assist in the development and evaluation of the Company’s executive and director compensation policies.

The Compensation Committee Report is included on page 33 of this proxy statement.

Finance Committee

Under the terms of its charter, the Finance Committee assists the Board in fulfilling its responsibilities relating to the oversight of the Company’s financial affairs, including overseeing and reviewing financial and investment policies, strategies and guidelines.

The Finance Committee met 6 times in 2011.

Nominating Committee

Under the terms of its charter and our certificate of incorporation, the Nominating Committee:  (1) nominates 2 candidates to stand for election by the holders of Class A common stock and Special Class A stock; (2) recommends to the Board 3 candidates for election by the holders of the Class B common stock and Special Class B stock; (3) assists the Board in evaluating candidates for nomination recommended by the stockholders; (4) oversees the annual evaluation of the Board; and (5) takes up other business properly presented to it.

The Nominating Committee met 4 times in 2011.

DIRECTOR COMPENSATION

We use a combination of cash and stock-based incentive compensation to ensure desired stability of the Board and to secure the Company’s ongoing ability to attract high caliber individuals to serve on the Board.  In setting Director compensation, the Company considers the significant amount of time that Directors expend in fulfilling their duties to the Company, the skill level required of members of the Board, as well as the compensation of directors at our peer companies.  As with executive officers, we have a minimum share ownership requirement for Directors which is described on page 33.

All Directors are reimbursed for any expenses incurred while attending Board or committee meetings and in connection with other Company business. In situations where spouses are invited to attend, these expenses are reimbursed as well. The Compensation Committee, with assistance from Pay Governance (the Compensation Committee’s Compensation Consultant) reviews and makes recommendations to the Board annually with respect to the form and amount of Director compensation.

For 2011, non-employee directors received an annual cash retainer of $100,000 and an annual equity grant of $100,000.  The Chairman is entitled to an additional fee of $75,000 and the Vice Chairman receives an additional fee of $37,500.  Additionally, the chairmen of the Audit Committee, Compensation Committee and Finance Committee receive additional cash retainers as follows:  (i) Audit - $15,000; (ii) Compensation - $8,000; and (iii) Finance - $5,000.

As an employee member of the Board, Mr. Swinburn receives no additional compensation for his services as a Board member. All compensation provided by the Company to Mr. Swinburn is reported in the Summary Compensation Table.

Given his significant role and duties as Vice Chairman of the Board, Mr. Coors receives an annual cash retainer for non-employee Directors, Vice Chairman fees equal to the Chairman’s fee (as described above) and an equity grant for non-employee Directors (as described above).  Given the Board approved Mr. Coors’ Board compensation after the start of the 2011 fiscal year, Mr. Coors only received approximately 50% of the cash fees in 2011.  These amounts are included in the “Stock Awards” and “All Other Compensation” columns of the Summary Compensation Table on page 34.

In 2006, the Board adopted a Directors Stock Plan. Under the terms of this plan, non-employee Directors may elect to receive 50% or 100% of their annual retainer in the form of either (i) shares of the Class B common stock, or (ii) deferred stock units (DSUs), with the balance, in each case, being paid in cash. DSUs represent the right to receive shares of the Class B common stock when the Director’s service on the Board terminates.

The table below summarizes the compensation paid by the Company to Directors for the fiscal year ended December 31, 2011.

DIRECTOR COMPENSATION FOR 2011

Name (a)	Fees Earned or Paid in Cash ($)(b)	Stock Awards ($)(c)	Total ($)
Francesco Bellini	100,000	100,036	200,036
Rosalind Gates Brewer(1)	100,000	100,036	200,036
John Cleghorn	100,000	100,036	200,036
Christien Coors Ficeli	100,000	100,036	200,036
Brian Goldner	100,000	100,036	200,036
Charles Herington	100,000	100,036	200,036
Franklin Hobbs	105,000	100,036	205,036

DIRECTOR COMPENSATION FOR 2011

Name (a)	Fees Earned or Paid in Cash ($)(b)	Stock Awards ($)(c)	Total ($)
Andrew Molson(2)	175,000	100,036	275,036
Geoffrey Molson	100,000	100,036	200,036
Iain J.G. Napier	115,000	100,036	215,036
David O’Brien	100,000	100,036	200,036
H. Sanford Riley	108,000	100,036	208,036

(1)         Ms. Brewer resigned from the Board on November 18, 2011.

(2)         Chairman.

Fees Earned or paid in Cash (Column (b))

Each non-employee director receives an annual retainer of $100,000.  In addition, Messrs. Hobbs, Napier and Riley receive additional fees as committee chairmen.  Messrs. Bellini, Cleghorn, Herington, Hobbs, O’Brien and Riley deferred 100% of their cash retainers. Mr. Goldner received 100% of his cash retainer in shares of the Class B common stock.  Ms. Brewer deferred 50% of her cash retainer.

Stock Awards (Column (c))

On May 26, 2011, each Director received an annual equity grant of 2,178 restricted stock units (RSUs) with a grant date fair value of $45.93 per share of Class B common stock and an overall grant value of $100,035.54.  The RSUs cliff vest on May 26, 2014, or upon retirement of the Director from the Board, whichever comes first.  The grant date fair value is calculated in accordance with FASB Topic 718.  Upon vesting of RSUs, the Director receives one share of the Class B common stock for each vested RSU and is paid a cash amount equal to the dividends that would have been paid during the vesting period had each RSU been an actual share of the Class B common stock.

Following is a summary of each non-employee Director’s outstanding stock and options awards as of December 31, 2011.  (Note that this table does not include the number of each Director’s DSUs, if any.)

Name	Stock (#)	Vested Stock Options (#)(1)
Francesco Bellini	6,724	814
John Cleghorn	6,724	2,880
Christien Coors Ficeli	4,318	—
Brian Goldner	3,276	—
Charles Herington	6,724	8,500
Franklin Hobbs	6,724	10,000
Andrew Molson	6,724	—
Geoffrey Molson	6,724	—
Iain J.G. Napier	6,724	—
David O’Brien	6,724	5,760
H. Sanford Riley	6,724	4,896

(1) The Company has not granted stock options to Directors since 2008.

INDEPENDENCE AND RELATED PERSON TRANSACTIONS

Independence Determinations

At its meeting held on February 23, 2012, the Board affirmatively determined that each of the following directors is independent:

Francesco Bellini Brian D. Goldner	Charles M. Herington Franklin W. Hobbs Iain J.G. Napier	H. Sanford Riley Douglas D. Tough

None of the Directors who were determined to be independent had any relationships that were outside the categorical standards listed in the Directors Independence Standards.

Approval of Related Person Transactions

The Board has adopted a formal written policy for the review, approval and ratification of “related person” transactions. Under the policy, the Audit Committee is responsible for reviewing and pre-approving or ratifying (as applicable), all transactions in which (i) the aggregate amount involved will or is expected to exceed $100,000, (ii) the Company is a participant, and (iii) any “related party” has or will have a direct or indirect interest. A “related party” is generally (a) any person who is, or was since the beginning of the last fiscal year, an executive officer or director of the Company, (b) a greater than 5% beneficial owner of the Company’s stock, or (c) any immediate family members of any of the foregoing. Additionally, the Company’s bylaws require supermajority approval of the Board of certain transactions with affiliates or members of the Coors and Molson families.

In determining whether to approve or ratify a transaction subject to the policy, the Audit Committee takes into account whether the transaction is on terms no less favorable than terms generally available to or from an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.  The Board further delegated to the Chair of the Audit Committee, the authority to pre-approve or ratify (as applicable) any such related party transaction in which the aggregate amount involved is expected to be less than $1 million.

Each of the transactions and relationships set forth below were either (1) pre-approved or ratified by the Audit Committee or by the Chair of the Audit Committee, pursuant to the terms of the Company’s related party transactions policy, or (2) pre-approved or ratified by a supermajority of the Board according to the bylaws.

Certain Related Person Transactions

From time to time, we employ members of the Coors and Molson families, which together own a controlling interest in the Company.  Hiring and placement decisions are made based upon merit, and compensation packages are offered that are commensurate with policies in place for all employees of Molson Coors.  Christien Coors Ficeli (a Director and daughter of Peter H. Coors, Vice Chairman of the Board of the Company and MillerCoors); Melissa Coors Osborn (daughter of Peter H. Coors and sister of Christien Coors Ficeli); David S. Coors (son of Peter H. Coors and brother of Christien Coors Ficeli); and Peter J. Coors (son of Peter H. Coors and brother of Christien Coors Ficeli) are employed by MillerCoors in non-executive positions.

MillerCoors purchases a large portion of its paperboard packaging from Graphic Packaging Holding Company (GPHC).  The Coors Trust and various other Coors family trusts, collectively through Adolph Coors Company LLC, beneficially own approximately 45.62% of our Class A voting common stock, approximately 12.55% of our Class B common stock, and approximately 17.7% of GPHC’s common stock. In 2011, the total amount of payments made by MillerCoors, directly and through joint ventures, to GPHC totaled approximately $200 million.  Jeffrey H. Coors, a director of GPHC, is also a brother of Peter H. Coors, Vice Chairman of the Board of Molson Coors and MillerCoors, and uncle of Christien Coors Ficeli, a Director. We expect payments by MillerCoors in 2012 to be approximately the same as the total amount of payments made by MillerCoors in 2011.

Eric Molson, the father of Andrew and Geoffrey Molson, serves as a Director and Chairman Emeritus.  In this role, he serves as a consultant to and representative of the Company.  In connection with his role, Eric Molson has the ability to recommend up to $325,000 per year in charitable contributions to be made by the Company.

The Company has contractual relationships with the Montréal Canadiens professional hockey team.  Andrew Molson (Chairman of the Board of the Company) and Geoffrey Molson, two of our Directors, are affiliated with the general partner of CH Group Limited Partnership, the owner of the Canadiens and the Bell Centre.  In 2011, the Company made payments totaling approximately CAD 8.5 million to the Canadiens in marketing, advertising, promotional endeavors and sponsorship rights in the ordinary course of business and the Canadiens made payments totaling approximately CAD 2.5 million to the Company according to the terms of our agreements and to purchase our products in the ordinary course of business.  The business relationship has been in place for many years, is fair and reasonable, and is on terms comparable to market conditions for similar business relationships.

AUDIT COMMITTEE REPORT

The role of the Audit Committee is to prepare this report and to represent and assist the Board in its oversight of: (1) the integrity of Molson Coors’ financial reporting process and the Company’s financial statements; (2) the Company’s compliance with legal and regulatory requirements, and its ethics and compliance program, including the Code of Business Conduct; (3) the Company’s systems of internal control over financial reporting and disclosure controls and procedures; (4) the Company’s internal audit function; and (5) the qualifications, engagement, compensation and performance of the independent auditors, their conduct of the annual audit and their engagement.  The Audit Committee operates pursuant to a written charter, which it annually reviews.  The Audit Committee also oversees the Company’s policies and procedures with respect to risk assessment and risk management.

As set forth in the charter, management of Molson Coors is responsible for the preparation, presentation and integrity of Molson Coors’ financial statements, and the effectiveness of internal control over financial reporting. Management is responsible for maintaining Molson Coors’ accounting and financial reporting principles and internal controls and procedures reasonably designed to assure compliance with accounting standards and applicable laws and regulations. Molson Coors has a full-time Internal Audit department that reports to the Audit Committee. The Internal Audit department is responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of Molson Coors’ internal controls relating, for example, to the reliability and integrity of Molson Coors’ financial information and the safeguarding of assets. The independent registered public accounting firm is responsible for auditing Molson Coors’ financial statements and expressing an opinion as to their conformity with U.S. generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and PwC, the Company’s independent registered public accounting firm. The Audit Committee has also discussed with PwC the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor’s Communication with Those Charged with Governance.  Finally, the Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee on independence. The Audit Committee has ultimate authority and responsibility to select, evaluate, and, when appropriate, replace the Company’s independent registered public accounting firm. The fees billed by PwC for non-audit services were pre-approved by the Audit Committee and were also considered in the discussions of independence.

Audit Committee members are not employees of Molson Coors, and do not perform the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of Molson Coors’ financial statements has been carried out in accordance with standards of the PCAOB, that the financial statements are presented in accordance with accounting principles generally accepted in the U.S. or that Molson Coors’ registered public accounting firm is in fact “independent.”

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the SEC on February 27, 2012. The Audit Committee also appointed PwC as the independent registered public accounting firm for Molson Coors for the fiscal year ending December 29, 2012, subject to ratification by the Company’s stockholders.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

John E. Cleghorn	Franklin W. Hobbs	Iain J.G. Napier (Chairman)	David P. O’Brien

PROPOSAL NO. 2 — RATIFY APPOINTMENT OF AUDITORS

The Board is asking holders of Class A common stock and Class A exchangeable shares to ratify the Audit Committee’s appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 29, 2012. PwC was our independent registered public accounting firm for the fiscal year ended December 31, 2011, and is considered by management to be well qualified.

Representatives of PwC are expected to be present at the Annual Meeting to respond to questions and may make a statement if they so desire.

Fees

Set forth below are the aggregate fees billed by PwC for professional services rendered to Molson Coors during fiscal years 2011 and 2010:

	Fiscal Year
	2011	2010
	(in thousands)
Audit Fees(1)	$2,409	$2,301
Audit-Related Fees(2)	201	145
Tax Fees(3)	68	42
All Other Fees(4)	77	46
Total Fees	$2,755	$2,534

(1)         Aggregate fees for professional services rendered by PwC in connection with its audit of our consolidated financial statements and our internal control over financial reporting for the fiscal years 2011 and 2010, the quarterly reviews of our financial statements included in Forms 10-Q, and the issuance of comfort letters in connection with our 2010 bond offering.

(2)         Includes amounts related to pension plan audits, royalty audits and recycling audits performed in Canada for fiscal years 2011 and 2010 and the Sharp’s Brewery Limited audit performed in the U.K. in fiscal year 2011.

(3)         Fees consist of tax compliance and simplification work performed in the UK during fiscal years 2011 and 2010.

(4)         Fees incurred for assistance provided on special tax and accounting projects and for subscriptions provided by PwC.

Pre-Approval Policy Regarding Independent Registered Public Accounting Firm Services

The Audit Committee pre-approves all audit, non-audit and internal control-related services provided by PwC prior to the engagement of PwC with respect to such services.  The Chairman of the Audit Committee has been delegated authority by the Audit Committee to pre-approve interim services by PwC other than the annual audit. The Chairman must report all such pre-approvals to the entire Audit Committee at the next committee meeting.  In 2010 and 2011, the Audit Committee (or the Chairman of the Audit Committee pursuant to the authority delegated) pre-approved all of the audit-related fees, tax fees and other fees paid to PwC.

If the stockholders do not ratify the appointment of PwC, the Audit Committee will reconsider the appointment.

The Board of Directors unanimously recommends a vote FOR the proposal ratifying the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year ending December 29, 2012, and proxies that are returned will be so voted unless otherwise instructed.

PROPOSAL NO. 3 — APPROVE AMENDMENT OF MOLSON COORS BREWING COMPANY

INCENTIVE COMPENSATION PLAN

The Board is asking holders of Class A common stock and Class A exchangeable shares to approve an amendment to the Company’s Incentive Compensation Plan (the Incentive Plan), to increase the number of shares of the Company’s Class B common stock that may be issued under the Incentive Plan by 5,000,000 shares (the Incentive Plan Amendment), which is included in this proxy statement as Appendix B.  The Incentive Plan, which was amended and restated effective June 2, 2010, currently allows up to 15,000,000 shares of Class B common stock to be issued to employees (including employees of our affiliates), directors and certain third-party service providers participating in the Incentive Plan.  As of April 2, 2012, there were 3,231,617 shares of the Company’s Class B common stock remaining available for issuance under the Incentive Plan.

The Board of Directors believes that the Company’s ability to attract, retain and motivate quality employees, directors and third-party service providers is vital to the Company’s success.  The Board also believes further that the interests of the Company and its stockholders will be advanced if the Company can continue to offer such employees, directors and third-party service providers the opportunity to acquire or increase their proprietary interests in the Company by receiving awards under the Incentive Plan.  However, the Board believes that there is an insufficient number of shares of Class B common stock remaining for future awards under the Incentive Plan to effectively and appropriately incentivize the employees, directors and third-party service providers, and that the Incentive Plan should be revised.  Accordingly, on February 23, 2012, upon the recommendation of the Finance Committee, the Board approved the Incentive Plan Amendment to add 5,000,000 additional shares of Class B common stock for issuance under the Incentive Plan, subject to stockholder approval.

The Board seeks approval of the Incentive Plan Amendment by stockholders in order to meet the requirements of the New York Stock Exchange.  The Board has directed that the proposal to approve the Incentive Plan Amendment be submitted to stockholders for their approval at the annual meeting.

The following summary of the Incentive Plan is qualified in its entirety by reference to the complete text of the Incentive Plan, as proposed to be amended according to the Incentive Plan Amendment.

Shares Available for Issuance

Subject to stockholder approval of the Incentive Plan Amendment, and subject to adjustment upon the occurrence of certain events described below, a maximum of 20,000,000 shares of Class B common stock may be issued under the Incentive Plan.  To satisfy awards under the Incentive Plan, the Company may use authorized but unissued shares of Class B common stock or shares of Class B common stock held in treasury.  Shares covered by an award under the Incentive Plan are counted as used to the extent such shares are actually delivered. Shares subject to awards under the Incentive Plan or under the Company’s prior plans that lapse, are forfeited or cancelled or are settled without the issuance of stock, will be available for awards under the Incentive Plan.

In addition to aggregate share limits, if the Compensation Committee (or other committee designated by the Board to administer the Incentive Plan), referred to as the Incentive Plan Committee, determines that an award to a covered employee (as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended, together with applicable regulations, referred to as the Code), is intended to qualify as performance-based compensation (within the meaning of Code Section 162(m)), the following limits shall apply to grants of such awards:

•      the maximum aggregate number of shares subject to options granted in any one plan year to any one participant may not exceed 500,000 shares;

•      the maximum number of shares subject to stock appreciation rights granted in any one plan year to any one participant may not exceed 500,000 shares;

•      the maximum aggregate grant with respect to awards of restricted stock or restricted stock units in any one plan year to any one participant may not exceed 250,000 shares;

•      the maximum aggregate award of performance units or performance shares that any one participant may receive in any one plan year may not exceed 250,000 shares if such award is payable in shares, or exceed the value of 250,000 shares (determined as of the earlier of the vesting date or the payout date) if such award is payable in cash or property other than shares with such amount;

•      the maximum aggregate amount awarded or credited with respect to cash-based awards to any one participant with respect to any one plan year may not exceed $5 million;

•      the maximum aggregate amount awarded or credited in any one plan year with respect to a covered employee annual incentive award may not exceed the lesser of five times such employee’s annual base salary as in effect on March 1 of such plan year, or $5 million; and

•      the maximum aggregate grant with respect to equity-based or equity-related awards not otherwise described by the terms of the Incentive Plan in any one plan year to any one participant may not exceed 250,000 shares.

In the event of any corporate event or transaction (including, but not limited to, a change in the shares of the Company or the capitalization of the Company), such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of the Shares of Class B common stock, exchange of Shares of Class B common stock, dividend in kind, or other like change-in-capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Incentive Plan Committee, in its sole discretion, in order to prevent dilution or enlargement of a participant’s rights under the Incentive Plan, shall substitute or adjust, as applicable, the number and kind of shares that may be issued under the Incentive Plan or under particular forms of awards, the number and kind of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual award limits, and other value determinations applicable to outstanding awards.

The Incentive Plan authorizes the Incentive Plan Committee to grant awards to the Company’s employees, employees of its affiliates, directors and certain third-party service providers.  The number of eligible participants in the Incentive Plan varies from year to year.

Administration

Under the terms of the Incentive Plan, the Incentive Plan Committee has full and exclusive discretionary power to:

•                  interpret the terms and the intent of the Incentive Plan and any award agreement or other agreement or document ancillary to or in connection with the Incentive Plan;

•                  determine eligibility for awards; and

•                  adopt such rules, regulations, forms, instruments, and guidelines for administering the Incentive Plan as the Incentive Plan Committee may deem necessary or proper.

The Incentive Plan Committee’s authority includes selecting award recipients, establishing all award terms and conditions, including the terms and conditions set forth in award agreements, granting awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, and, subject to terms of the Incentive Plan, adopting modifications and amendments to the Incentive Plan or any award agreement, including any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company and/or its affiliates operate.

The Incentive Plan Committee may delegate to one or more of its members or to one or more officers of the Company or its affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Incentive Plan Committee, or any individuals to whom it has delegated duties or powers, may employ one or more individuals to render advice with respect to any responsibility the Incentive Plan Committee or such individuals may have under the Incentive Plan. The Incentive Plan Committee may authorize one or more officers of the Company to designate employees to be recipients of awards and determine the size of any such awards, subject to a limitation established by the Incentive Plan Committee.  However, the Incentive Plan Committee may not delegate such responsibilities to any such officer for awards granted to an employee that is an individual who is, on the relevant date, an officer, or director of the Company, or otherwise determined by the Board to be an “insider”.

Stock Options

Options to purchase shares of the Company’s Class B common stock may be granted to participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Incentive Plan Committee, in its sole discretion.  Options intended to meet the requirements of Code Section 422, referred to as incentive stock options, may be granted only to eligible employees of the Company or of any parent or subsidiary corporation (as permitted by Code Section 422).

The exercise price for each option is determined by the Incentive Plan Committee, provided that the exercise price must be:

•                  based on 100% of the fair market value underlying shares on the date of grant;

•                  set at a premium to the fair market value of the underlying shares on the date of grant; or

•                  indexed to the fair market value of the underlying shares on the date of grant; provided that the exercise price on the date of grant must be at least equal to 100% of the fair market value of the underlying shares on the date of grant.

The term of options generally cannot exceed 10 years.  However, with respect to options granted to participants outside the U.S., the Incentive Plan Committee has the authority to grant options that have a term greater than 10 years.  Options are exercisable at such times and subject to such restrictions and conditions as the Incentive Plan Committee approves.

Stock Appreciation Rights

Under the Incentive Plan, stock appreciation rights, or SARs, may be granted to participants at any time as determined by the Incentive Plan Committee.  The Incentive Plan Committee may grant freestanding SARs, tandem SARs, or any combination of these forms of SARs.  Subject to the terms and conditions of the Incentive Plan, the Incentive Plan Committee has complete discretion in determining the number of SARs granted to each participant and in determining the terms and conditions pertaining to such SARs. The grant price for each grant of a freestanding SAR is determined by the Incentive Plan Committee, provided that the grant price shall be:

•                  based on 100% of the fair market value of the underlying shares on the date of grant;

•                  set at a premium to the fair market value of the underlying shares on the date of grant; or

•                  indexed to the fair market value of the shares on the date of grant, provided that the grant price must be at least equal to 100% of the fair market value of the underlying shares on the date of grant.

The grant price of tandem SARs will be equal to the exercise price of the related option.

The term of an SAR is determined by the Incentive Plan Committee, in its sole discretion, but generally, the term of an SAR shall not exceed 10 years.  However, with respect to SARs granted to participants outside the U.S., the Incentive Plan Committee has the authority to grant SARs that have a term greater than 10 years.

Restricted Stock and Restricted Stock Units

Subject to the terms and provisions of the Incentive Plan, the Incentive Plan Committee at any time may grant awards as restricted stock and/or restricted stock units.

The Incentive Plan Committee may impose such conditions or restrictions on any shares of restricted stock or restricted stock units granted pursuant to the Incentive Plan as it may deem advisable including, without limitation, a requirement that participants pay a stipulated purchase price for each share of restricted stock or each restricted stock unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares are listed or traded, or holding requirements or sale restrictions placed on the shares by the Company upon vesting of such restricted stock or restricted stock units.

Unless otherwise determined by the Incentive Plan Committee, to the extent permitted or required by law, participants holding shares of restricted stock granted under the Incentive Plan may be granted the right to exercise full voting rights with respect to those shares during the restriction period.  A participant has no voting rights with respect to any restricted stock units granted.

Performance Units/Performance Shares

Subject to the terms and provisions of the Incentive Plan, the Incentive Plan Committee may grant performance units or performance shares to participants in such amounts and upon such terms as the Incentive Plan Committee determines.  Each performance unit shall have an initial value that is established by the Incentive Plan Committee at the time of grant and each performance share shall have an initial value equal to the fair market value of the underlying common stock on the date of grant.  In connection with the grant of performance units or performance shares, the Incentive Plan Committee will set performance goals in its discretion which, depending on the extent to which such goals are met, will determine the value or number of performance units or performance shares paid to the participant.

The form and timing of payment of earned performance units and performance shares shall be determined by the Incentive Plan Committee.  The Incentive Plan Committee, in its sole discretion, may pay earned performance units and performance shares in the form of cash or in shares (or in a combination thereof) equal to the value of the earned performance units or performance shares, as applicable, at the close of the performance period.  Any shares may be granted subject to restrictions deemed appropriate by the Incentive Plan Committee.

Cash-Based Awards and Other Stock-Based Awards

Subject to the terms and provisions of the Incentive Plan, the Incentive Plan Committee may grant cash-based awards to participants in such amounts and upon such terms as the Incentive Plan Committee determines, including the achievement of specific performance goals. The Incentive Plan Committee may also grant other types of equity-based or equity-related awards not otherwise described by the terms of the Incentive Plan (including the grant or offer for sale of unrestricted shares of Class B common stock) in such amounts and subject to such terms and conditions, as the Incentive Plan Committee shall determine.  Such awards may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares, and may include, without limitation, awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the U.S.

Each cash-based award shall specify a payment amount or payment range as determined by the Incentive Plan Committee.  Each stock-based award shall be expressed in terms of shares or units based on shares, as determined by the Incentive Plan Committee.  The Incentive Plan Committee may establish performance goals with respect to such awards in its discretion.  If the Incentive Plan Committee exercises its discretion to establish performance goals, the number or value of cash-based awards or other stock-based awards that will be paid out to the participant will depend on the extent to which the performance goals are met.  Payment, if any, with respect to a cash-based award or a stock-based award shall be made, in cash or shares, in accordance with the terms the Incentive Plan Committee determines.

Performance Measures

Unless and until the Incentive Plan Committee proposes for stockholder vote and the stockholders approve a change in the general performance measures set forth in the Incentive Plan, the performance goals upon which the payment or vesting of an award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to covered employees, referred to as performance-based compensation, shall be limited to the following performance measures:

•                  Net earnings or net income (before or after taxes);

•                  Earnings per share;

•                  Net sales or revenue growth;

•                  Net operating profit;

•                  Return measures (including, but not limited to, return on assets, capital, invested capital, equity, revenue, or sales);

•                  Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on equity);

•                  Earnings before or after taxes, interest, depreciation, and/or amortization;

•                  Gross or operating margins;

•                  Productivity ratios;

•                  Share price (including, but not limited to, growth measures and total stockholder return);

•                  Expense targets;

•                  Margins;

•                  Operating efficiency;

•                  Market share;

•                  Customer satisfaction; and

•                  Balance sheet and statement of cash flow measures (including but not limited to, working capital amounts and levels of short and long-term debt).

Any performance measure may be used to measure the performance of the Company and/or its affiliates as a whole or any business unit of the Company and/or its affiliates or any combination thereof, for one performance period or averaged over time, as the Incentive Plan Committee may deem appropriate, or any of the above performance measures as compared to the performance of a group of comparator companies, or published or special index that the Incentive Plan Committee, in its sole discretion, deems appropriate, and, may, but need not be, based on a change or an increase or positive result.  The Incentive Plan Committee also has the authority to provide for accelerated vesting of any award based on the achievement of performance goals pursuant to the performance measures specified above or such other factors as the Incentive Plan Committee shall determine.

The Incentive Plan Committee may provide in any award of performance-based compensation that any evaluation of performance may include or exclude any of the following items: asset write-downs, litigation or claim judgments or settlements, the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, any reorganization and restructuring programs, extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor provision) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year, acquisitions or divestitures, foreign exchange gains and losses, and extraordinary items. The Incentive Plan Committee may also provide in any such award that the Company’s effective income tax rate taken into account for purposes of a performance measure be based on a rolling average over more than one taxing period, or that foreign exchange gains and losses will be measured based on a predetermined foreign exchange rate established when the award is granted. To the extent such inclusions or exclusions affect awards to covered employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

Awards that are intended to qualify as performance-based compensation may not be adjusted upward.  The Incentive Plan Committee retains the discretion to adjust such awards downward, either on a formula or discretionary basis or any combination, as the Incentive Plan Committee determines.

In the event that applicable tax and/or securities laws change to permit Incentive Plan Committee discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Incentive Plan Committee shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Incentive Plan Committee determines that it is advisable to grant performance-based awards that are not intended to qualify as performance-based compensation, the Incentive Plan Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on performance measures other than those set forth above.

Covered Employee Annual Incentive Award

The Incentive Plan Committee may designate covered employees who are eligible to receive a monetary payment in any plan year based on a percentage of an incentive pool determined by reference to one or more performance measures described above.  The Incentive Plan Committee shall allocate an incentive pool percentage to each designated covered employee for each plan year, provided the sum of the incentive pool percentages for all covered employees cannot exceed 100% of the total pool.  As soon as possible after the determination of the incentive pool for a plan year, the Incentive Plan Committee will calculate each covered employee’s allocated portion of the incentive pool based upon the percentage established at the beginning of the plan year.  Each covered employee’s incentive award is determined by the Incentive Plan Committee based on the covered employee’s allocated portion of the incentive pool subject to adjustment in the sole discretion of the Incentive Plan Committee.  In no event may the portion of the incentive pool allocated to a covered employee be increased in any way, including as a result of the reduction of any other covered employee’s allocated portion. The Incentive Plan Committee retains the discretion to adjust such awards downward.

Change in Control

Unless otherwise determined by the Incentive Plan Committee in connection with the grant of an award, upon a change in control, all then-outstanding options and SARs shall become fully vested and exercisable, and all other then-outstanding awards that are service vesting awards shall vest in full and be free of restrictions, except to the extent that another award meeting the requirements as a replacement award described below is provided to the participant to replace such award.  The treatment of any other awards is as determined by the Incentive Plan Committee and reflected in the applicable award agreement.

An award meets the requirements as a replacement award if:

•                  it has a value at least equal to the value of the replaced award;

•                  it relates to publicly traded equity securities of the Company or its successor in the change in control transaction or another entity that is affiliated with the Company or its successor following the change in control; and

•                  its other terms and conditions are not less favorable to the participant than the terms and conditions of the replaced award (including the provisions that would apply in the event of a subsequent change in control).

The replacement award may take the form of a continuation of the replaced award if the requirements set forth above are satisfied.  The determination of whether the conditions of a replacement award are satisfied is made by the Incentive Plan Committee, as constituted immediately before the change in control, in its sole discretion.

Unless otherwise specified in the award agreement, upon a termination of employment or termination of directorship of a participant occurring in connection with or during the period of 2 years after a change in control, other than for “cause”, all replacement awards held by the participant shall become fully vested and (if applicable) exercisable and free of restrictions.  All options and SARs held by the participant immediately before the termination of employment or termination of directorship that the participant held as of the date of the change in control or that constitute replacement awards shall remain exercisable for not less than 1 year following such termination or until the expiration of the stated term of such option or SAR, if shorter, unless otherwise specified in the applicable award agreement.

For purposes of the Incentive Plan, “change in control” means the occurrence of any of the following events:

•                  The acquisition or holding by any person of beneficial ownership of combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of a majority of the Board, referred to as outstanding Company voting securities, in excess of the outstanding Company voting securities held by the voting trust; provided, that any such acquisition or holding by any of the following entities shall not by itself constitute a change in control: (i) a person who on the effective date is the beneficial owner of 20% or more of the outstanding Company voting securities, (ii) the Company or any of its subsidiaries, or (iii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries;

•                  Individuals who constitute the Board as of the effective date of the Incentive Plan, referred to as the incumbent board, cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the effective date whose election, or nomination for election by the Company’s stockholders, was approved by the Nominating Committee and/or the subcommittees of such Nominating Committee in accordance with the Company’s certificate of incorporation and bylaws shall be considered as though such individual were a member of the incumbent board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election or removal of the directors of the Company or other actual or threatened solicitation of proxies of consents by or on behalf of a person other than the board;

•                  Consummation of a reorganization, merger, or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company, referred to as a business combination, in each case unless, following such business combination: (i) the voting trust continues to hold, directly or indirectly, more than 50% of the outstanding Company voting securities of the Company or a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more direct or indirect subsidiaries, the Company or such other entity resulting from business combination is referred to as the successor entity; and (ii) at least a majority of the members of the board of directors of the successor entity were members of the incumbent board at the time of the execution of the initial agreement or of the action of the Board providing for such business combination; or

•                  Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

For purposes of a change in control “voting trust” means the voting trust established under the Class A Common Stock Molson Coors Brewing Company Voting Trust Agreement (as referred to in the Combination Agreement dated as of July 21, 2004, by and among the Company, Molson Coors Canada Inc. and Molson Inc.).

Transferability of Awards

Except as otherwise provided in the Incentive Plan or a particular award agreement, a participant’s awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated other than by will or the laws of descent and distribution.  During the participant’s lifetime, only the participant may exercise any rights under an award.

Duration of the Incentive Plan

Unless sooner terminated in accordance with its terms, the Incentive Plan shall terminate 10 years from the effective date.  After the Incentive Plan is terminated, no awards may be granted under the Incentive Plan, but awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Incentive Plan’s terms and conditions.

Amendment, Modification, Suspension, and Termination

Subject to the terms of the Incentive Plan, the Incentive Plan Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Incentive Plan and any award agreement in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders and except as provided under the Incentive Plan, options or SARs issued under the Incentive Plan will not be repriced, replaced, or regranted through cancellation, or cash out, or by lowering the exercise price of a previously granted option or the grant price of a previously granted SAR, and no amendment of the Incentive Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule; including, but not limited to, the Exchange Act, the Code, and, if applicable, the New York Stock Exchange Listed Company Manual/the Nasdaq issuer rules.

The Incentive Plan Committee may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Incentive Plan Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Incentive Plan.  With respect to an option or SAR, any such substitutions or adjustments shall not be made if it would cause such option or SAR to be treated as deferred compensation subject to taxes and penalties under Section 409A of the Code.

Description of Certain Federal Income Tax Consequences under the Incentive Plan

The following discussion summarizes the certain Federal income tax consequences of the Incentive Plan based on current provisions of the Code, which are subject to change. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A or golden parachute excise taxes under Code Section 4999), or other tax laws other than federal income tax law.  The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties.  Because individual circumstances may vary, the Company advises all participants to consult their own tax advisors concerning the tax implications of awards granted under the Incentive Plan.

A recipient of a stock option or stock appreciation right will not have taxable income upon the grant of the stock option or stock appreciation right.  For stock options that are not incentive stock options and for stock appreciation rights, the participant will recognize ordinary income upon exercise in an amount equal to the value of any cash received, plus the difference between the fair market value of the freely transferable and non-forfeitable shares on the date of exercise and the exercise price. Any gain or loss recognized upon any later disposition of the shares generally will be a long-term or short-term capital gain or loss.

The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except, possibly, for purposes of the alternative minimum tax.  The gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares for the legally-required period (currently two years from the date of grant and one year from the date of exercise). If the shares are not held for the legally-required period, the participant will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price.

Generally, the Company can claim a Federal income tax deduction equal to the amount recognized as ordinary income by a participant in connection with the exercise of a stock option or stock appreciation right, but not relating to a participant’s capital gains.  Accordingly, the Company will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares for the legally-required period.  If the participant is employed by a non-consolidated subsidiary or affiliate of the Company, that employer, and not the Company, will be entitled to the deduction.

When payment is made to a participant in respect of earned performance shares granted under the Incentive Plan, the participant will have taxable ordinary income in an amount equal to the amount of cash and the fair market value of any shares of stock that the participant receives in payment on such award.  The Company (or the unconsolidated subsidiary or affiliate employing the participant) will receive a Federal income tax deduction in an amount equal to the amount the participant includes in income.

Unless a participant makes the election described below, a grant of restricted stock will not result in taxable income to the participant or a deduction to the Company (or the unconsolidated subsidiary or affiliate employing the participant) in the year of grant.  The value of such restricted stock will be taxable to a participant as ordinary income in the year in which the restrictions lapse.  Alternatively, a participant may elect to treat as income in the year of grant the fair market value of the restricted stock on the date of grant, provided the participant makes the election within 30 days after the date of such grant.  If such an election were made, the participant would not be allowed to deduct at a later date the amount included as taxable income if the participant should forfeit the shares of restricted stock.  The amount of ordinary income recognized by a participant is deductible by the Company (or the unconsolidated subsidiary or affiliate employing the participant) in the year such income is recognized by the participant, provided such amount constitutes reasonable compensation to the participant.  If the election described above is not made, then prior to the lapse of restrictions, dividends paid on the shares subject to such restrictions will be taxable to the participant as additional compensation in the year received, and the Company (or the unconsolidated subsidiary or affiliate employing the participant) will be allowed a corresponding deduction.

Generally, when a participant receives payment with respect to earned performance units or restricted stock units, the amount of cash and the fair market value of the shares received will be ordinary income to such participant, and the Company (or the unconsolidated subsidiary or affiliate employing the participant) will be allowed a corresponding deduction for Federal income tax purposes.

Generally, when a participant receives payment with respect to dividend equivalents, the amount of cash and the fair market value of any shares received will be ordinary income to such participant. The Company (or the unconsolidated subsidiary or affiliate employing the participant) will be entitled to a Federal income tax deduction in an amount equal to the amount the participant includes in income.

If the participant is an employee or former employee, the amount the participant recognizes as ordinary income in connection with an award (other than an incentive stock option) is subject to tax withholding.

Code Section 162(m) limited the Federal income tax deductibility of compensation paid to the Company’s chief executive officer and any of the three other most highly compensated executive officers employed by the Company (other than the chief financial officer) serving on the last day of the fiscal year and listed as “named executive officers” in the proxy statement.  The limit is generally $1 million.  Compensation that qualifies as performance-based compensation is excluded from the $1 million deductibility cap of Code Section 162(m) and therefore remains fully deductible by the Company.  Under the Incentive Plan, stock options and stock appreciation rights granted with an exercise price at least equal to 100% of the fair market value of the underlying stock at the date of grant, covered employee annual incentive awards, performance units, performance-based restricted stock units, and certain other awards which are conditioned upon achievement of pre-established performance goals granted to Company employees whom the Incentive Plan Committee expects to be covered employees at the time the compensation is received, are intended to qualify as such performance-based compensation.  Generally, time-vested awards under the Incentive Plan, such as restricted stock and time-vested restricted stock units, generally will not so qualify, so that compensation paid to covered employees in connection with such awards, to the extent it and other compensation subject to Code Section 162(m)’s deductibility cap exceed

$1 million in a given year, may not be deductible by the Company.  A number of requirements must be met in order for particular compensation to qualify as performance-based, including a requirement that the performance measures used to measure performance must be approved by the Company’s stockholders.  Accordingly, the Company is seeking stockholder approval of the amendment and restatement of the Incentive Plan to permit awards to comply with Section 162(m)’s requirements for performance-based compensation.  However, there can be no assurance that such compensation under the Incentive Plan will be fully deductible under all circumstances.

Any award that is deemed to be a deferral arrangement (excluding certain exempted short-term deferrals) will be subject to Code Section 409A.  Generally, Code Section 409A imposes accelerated inclusion in income and tax penalties on the recipient of deferred compensation that does not satisfy the requirements of Code Section 409A.  Generally, options, stock appreciation rights and restricted stock granted under the Incentive Plan will be exempt from Code Section 409A.  Awards other than options, stock appreciation rights and restricted stock that result in a transfer to the participant of cash or shares or other property generally are intended to be structured under the Incentive Plan to meet applicable requirements under Code Section 409A.  Certain participant elections and the timing of distributions relating to such awards must also meet requirements under Code Section 409A in order for income taxation to be deferred and tax penalties avoided by the participant upon vesting of the award.  There is no assurance that such requirements will be met under all circumstances.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2011, with respect to the shares of Class B common stock that may be issued to our employees and directors under our existing equity compensation plans.  All outstanding awards shown in the table below relate to our Class B common stock.

	(A)	(B)	(C)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A)
Equity compensation plans approved by security holders(1)	7,055,664	$38.69	3,713,646
Equity compensation plans not approved by security holders	None	None	None

(1)      We may issue securities under our equity compensation plan in forms other than options, warrants or rights.  Under our existing stock equity plans, we may issue restricted stock units (RSUs), deferred stock units (DSUs), and performance units (PUs).

As of December 31, 2011, there were also RSUs, DSUs and PUs outstanding.  See Note 14 “Share-Based Payments” to the Company’s consolidated financial statements in the Form 10-K for further discussion.

The Board of Directors unanimously recommends a vote FOR the amendment to the Company’s Incentive Compensation Plan, and proxies that are returned will be so voted unless otherwise instructed.

BENEFICIAL OWNERSHIP

The following table contains information about the beneficial ownership of our capital stock as of April 2, 2012 (unless otherwise noted), for each of our current directors, each of our named executive officers, all directors and executive officers as a group, and each stockholder known by us to own beneficially more than 5% of any class of our voting common stock and/or exchangeable shares. Unless otherwise indicated, and subject to any interests of the holder’s spouse, the person or persons named in the table have sole voting and investment power, based on information furnished by such holders.  Shares of common stock subject to options or other rights currently exercisable or exercisable within 60 days following April 2, 2012, are deemed outstanding for computing the share ownership and percentage of the person holding such options or rights, but are not deemed outstanding for computing the percentage of any other person. All share numbers and ownership percentage calculations below assume that all Class A exchangeable shares and Class B exchangeable shares have been converted on a one-for-one basis into corresponding shares of Class A common stock and Class B common stock.

Name of beneficial owner	Number of Class A Shares		Percent of class(1)		Number of Class B Shares(2)		Percent of class(1)
5% Stockholders:
Adolph Coors, Jr. Trust	5,044,534	(3)	91.33	%(3)	21,445,988	(4)	12.25%
Pentland Securities (1981) Inc.	5,044,534	(3)	91.33	%(3)	3,449,600	(5)	1.97%
4280661 Canada Inc.	5,044,534	(3)	91.33	%(3)	—		—
Adolph Coors Company LLC(4)	2,520,000		45.62%		21,445,988	(4)	12.25%
Peter H. Coors	2,000	(6)	*		23,420,174	(6)	13.28%
Andrew T. Molson	5,095,034	(7)	92.24%		5,788,738	(7)	3.31%
Capital Research Global Investors	—		—		13,970,944	(8)	7.98%
Directors:
Francesco Bellini	—		—		52,586	(9)	*
John E. Cleghorn	—		—		32,205	(10)	*
Christien Coors Ficeli	—	(11)	—		8,839	(11)	*

Name of beneficial owner	Number of Class A Shares		Percent of class(1)		Number of Class B Shares(2)		Percent of class(1)
Brian D. Goldner	—		—		3,092		*
Charles M. Herington	—		—		33,488	(12)	*
Franklin W. Hobbs	—		—		33,266	(13)	*
Geoffrey E. Molson	52,032	(14)	*		2,397,971	(14)	1.35%
Iain J.G. Napier	—		—		3,619	(15)	*
David O’Brien	—		—		28,694	(16)	*
H. Sanford Riley	—		—		46,401	(17)	*
Peter Swinburn	—		—		652,872	(18)	*
Douglas D. Tough	—		—		—		—
Management:
Stewart Glendinning	—		—		184,000	(19)	*
David Perkins	—		—		215,107	(20)	*
Samuel D. Walker	—		—		321,719	(21)	*
All directors and executive officers as a group, including persons named above (20 persons)	5,098,666	(3)	92.31	%(3)	33,493,001	(22)	18.81	% (22)

*                       Denotes less than 1%

(1)                Except as set forth above and based solely upon reports of beneficial ownership required to be filed with the SEC pursuant to Rule 13d-1 under the Exchange Act, we do not believe that any other person beneficially owned, as of April 2, 2012, greater than 5% of our outstanding Class A common stock or Class B common stock.

(2)                Includes Restricted Stock Units (RSUs) held by retirement-eligible executives (Messrs. Coors and Swinburn) or which vest within 60 days following April 2, 2012 (60-day RSUs), Deferred Stock Units (DSUs) held by directors, shares underlying currently exercisable options/stock appreciation rights (Current Options) and options/stock appreciation rights exercisable within 60 days following April 2, 2012 (60-day Options), where applicable.

(3)                Class A shares (or shares directly exchangeable for Class A shares) include beneficial ownership of 1,857,476 shares owned by Pentland, 667,058 shares owned by 4280661 Canada Inc. (4280661), and 2,520,000 shares owned by Adolph Coors Company LLC (ACC), as Trustee of the Coors Trust, all due to shared voting power resulting from a Voting Agreement between Pentland, 4280661and the Coors Trust. Pursuant to the Voting Agreement, the parties agreed that the Class A shares (and shares directly exchangeable for Class A shares) are to be voted in accordance with the voting provisions of certain Voting Trust Agreements.  Pentland is the sole owner of 4280661.

The address for each of the Coors Trust and ACC is: 2120 Carey Avenue, Suite 412, Cheyenne, Wyoming 82001.

The address for each of Pentland and 4280661 is 335 8th Avenue S.W., 3rd Floor, Calgary, Alberta, Canada T2P 1C9.

(4)                The beneficial ownership of Class B shares attributed to the Coors Trust includes 2,940,000 Class B shares directly owned by the Coors Trust and 18,505,988 Class B shares owned by ACC on its own behalf and as Trustee of other Coors family trusts, all of which are included in the Class B shares attributed to ACC.  As described below, Peter H. Coors and Christien Coors Ficeli each disclaim beneficial ownership of the shares beneficially held by ACC.

ACC is a Wyoming limited liability company (i) whose members consist of various Coors family trusts including the Coors Trust, the May Kistler Coors Trust, the Grover C. Coors Trust, the Augusta Coors Collbran Trust, the Bertha Coors Munroe Trust B, the Herman F. Coors Trust and the Louise Coors Porter Trust; (ii) which serves as trustee of such Coors family trusts in addition to the Janet Helen Coors Irrevocable Trust FBO Joseph J. Ferrin, the Janet Helen Coors Irrevocable Trust FBO Frances M. Baker and the Janet Helen Coors Irrevocable Trust FBO Frank E. Ferrin; and (iii) whose Board of Directors consists of various Coors family members, including Peter H. Coors and Christien Coors Ficeli. The members of ACC, by and through ACC’s Board of Directors, have dispositive power over these shares. Members of ACC’s Board of Directors have dispositive power over these shares as a result of their role as directors of ACC, as trustee of such Coors family trusts, to the extent of such Coors family trusts’ dispositive rights, but each of these directors disclaims beneficial ownership of the shares owned by ACC on behalf of the respective trusts except to the extent of his or her pecuniary interest therein.

(5)                This number includes 3,449,600 Class B shares (or shares exchangeable for Class B shares) directly owned by Pentland. Of the shares exchangeable for Class B shares, 700,000 shares are pledged as collateral under an OTC forward contract with an unaffiliated third party buyer as part of a monetization transaction due to settle on December 8, 2014, at the option of Pentland, in cash or 700,000 shares of Class B exchangeable shares, or Class B shares exchanged for the Class B exchangeable shares.

(6)                Mr. Coors’ holdings do not include 2,520,000 Class A shares owned by ACC as described in the table above, and Mr. Coors disclaims beneficial ownership of these shares. His Class B holdings include 21,445,988 Class B shares directly and indirectly owned by ACC, although Mr. Coors disclaims beneficial ownership of these shares. Mr. Coors is a director and executive officer of ACC.  This number also includes 1,064 Class B shares held in the name of Mr. Coors’ wife, as to which he disclaims beneficial ownership; 1,195,388 Current Options, 25,840 60-Day Options, 9,520 60-day RSUs, 11,493 unvested RSUs, and 315,784 Class B shares held indirectly by Marilyn E. Coors, as Trustee of various Peter H. Coors Grantor Retained Annuity Trusts. If Mr. Coors were to be attributed beneficial ownership of the Class A shares held by ACC, he would beneficially own 45.66% of the Class A common stock.

(7)                Mr. Molson’s Class A holdings include 1,857,476 Class A shares (or shares directly exchangeable for Class A shares) owned by Pentland as described in the table above, 667,058 Class A shares (or shares directly exchangeable for Class A shares) owned by 4280661 (which is wholly-owned by Pentland), and 50,400 Class A shares (or shares directly exchangeable for Class A shares) owned by The Molson Foundation.  Mr. Molson is the President of Pentland.  Mr. Molson is the President of The Molson Foundation, although Mr. Molson disclaims beneficial ownership of these shares.  Mr. Molson’s Class B holdings include 4,138 60-day RSUs, 3,000 Class B shares directly held by Molbros AT Inc., 3,449,600 Class B shares (or shares exchangeable for Class B shares) directly owned by Pentland, and 2,329,920 Class B shares (or shares exchangeable for Class B shares) owned by The Molson Foundation (of which Mr. Molson disclaims beneficial ownership).  The shares owned by Pentland and 4280661 are included as a result of arrangements under the Amended and Restated Stockholders Agreement dated as of February 9, 2005, between Lincolnshire Holdings Limited, Nooya Investments Limited, Pentland,

4280661, Eric Molson and Stephen Molson, with respect to the securities held by, and governance of, Pentland.  The address for Mr. Molson is c/o Res Publica Consulting Group, 2001 McGill College Avenue, Suite 800, Montréal, Québec H3A 1G1  The address for The Molson Foundation is 1555 Notre Dame Street East, Montréal, Québec, Canada H2L 2R5.

(8)                This information is derived exclusively from Amendment No. 4 to Schedule 13G filed by Capital Research Global Investors with the SEC on February 9, 2012 reporting on beneficial ownership as of December 30, 2011. The address for Capital Research Global Investors is 333 South Hope Street, Los Angeles, CA 90071.

(9)                Includes 814 Current Options, 10,634 DSUs and 2,406 60-day RSUs.

(10)          Includes 2,880 Current Options, 10,365 DSUs and 2,406 60-day RSUs.

(11)          Ms. Coors Ficeli’s holdings do not include 2,520,000 Class A shares, nor 21,445,988 Class B shares owned by ACC as described in the table above, and as to all of which Ms. Coors Ficeli disclaims beneficial ownership. Ms. Coors Ficeli is a director of ACC. This number includes 5,000 Current Options. If Ms. Coors Ficeli were to be attributed beneficial ownership of the shares held by ACC, she would beneficially own 45.62% of the Class A common stock and 12.25% of the Class B common stock.

(12)          Includes 8,500 Current Options, 9,528 DSUs and 2,406 60-day RSUs.

(13)          Includes 10,000 Current Options, 10,966 DSUs and 2,406 60-day RSUs.

(14)          Mr. Molson’s Class A holdings include 372 Class A shares indirectly held in a retirement savings plan, and 50,400 Class A shares (or shares directly exchangeable for Class A shares) owned by The Molson Foundation.  His Class B holdings include 1,890 Class B shares (or shares directly exchangeable for Class B shares) indirectly held in a retirement savings plan, 28,416 Current Options, 2,406 60-day RSUs, and 2,329,920 Class B shares (or shares directly exchangeable for Class B shares) owned by The Molson Foundation.  Mr. Molson is a member of The Molson Foundation, and disclaims beneficial ownership of its shares.

(15)          Includes 2,406 60-day RSUs.

(16)          Includes 5,760 Current Options, 10,634 DSUs and 2,406 60-day RSUs.

(17)          Includes 4,896 Current Options, 11,670 DSUs and 2,406 60-day RSUs.

(18)         Includes 456,858 Current Options, 45,220 60-day Options, 16,659 60-day RSUs, and 63,989 unvested RSUs.

(19)          Includes 124,228 Current Options, 14,858 60-day Options, and 5,474 60-day RSUs.

(20)          Includes 185,982 Current Options, 12,920 60-day Options, and 4,760 60-day RSUs.

(21)          Includes 266,976 Current Options, 12,920 60-day Options, and 4,760 60-day RSUs.

(22)          Includes RSUs for Messrs. Coors and Swinburn, all 60-day RSUs, all DSUs, all Current Options and 60-day Options, referenced in the footnotes above, and for all executive officers not presented in the table, as if all such RSUs and DSUs had vested, and all Current Options and 60-day Options had been exercised, and as if all resulting shares were voted as a group.

MANAGEMENT

Executive Officers

The following persons, as of April 2, 2012, hold the executive officer positions at Molson Coors set forth opposite their names:

Name	Age	Office and Business Experience
Peter H. Coors	65	See “Election of Directors” above.

Peter Swinburn	59	See “Election of Directors” above.

Krishnan Anand	54

President, Molson Coors International. Mr. Anand has held this position since December, 2009. Mr. Anand previously served as President of Coca Cola’s Philippine business from 2007 to 2009. Before that he served as Vice President of Coca Cola’s Global Revenue Growth Management and Commercial Leadership from 2004 to 2007. He also served in various senior marketing strategy roles with Unilever in India from 1980 to 1996. Mr. Anand received his MBA degree from Indian Institute of Management. Mr. Anand has served as a director of AFC Enterprises, Inc. since November 2010.

Stewart Glendinning	46

Chief Financial Officer. Mr. Glendinning has served in this position since July 2008. He previously served as Chief Financial Officer since 2005 of Coors Brewers Limited, a wholly owned subsidiary of the Company. Prior to that, he served as a managing director of The Hackett Group (fka, Answerthink Inc.) from 1997 to 2005. Prior to that he served in various roles with KPMG from 1986 to 1997. He is also a director of MillerCoors.

Mark Hunter	49

President and Chief Executive Officer of Molson Coors Brewing Company (UK) Limited. Mr. Hunter has served in this position since December 2007. He previously served as chief commercial officer of Molson Canada from May 2005 to November 2007. From 1997 to 2005, he served as marketing director of Bass Brewers Ltd., which was acquired by the Company, in 2002 subsequently renamed Molson Coors Brewing Company (UK) Limited.

David Perkins	58

President and Chief Executive Officer of Molson Coors Canada Inc. Mr. Perkins has served in this position since June 2009. He served as President, Global Brand and Market Development for the Company from March 2008 to June 2009. He previously served as Chief Global Strategy and Commercial Officer since 2005. Before that, he served as Chief Market Development Officer and President of Molson USA. He also served as President of Ontario West (2000), President, Ontario & Atlantic region (1995), Senior Vice President, Marketing, National (1992), Vice President, Business Director, Marketing, National (1989) and several other key positions within Molson beginning in 1981. He is also a director of MillerCoors.

Name	Age	Office and Business Experience
Gregory L. Wade	63

Chief Supply Chain Officer. Dr. Wade has served in this capacity since 2007. From 2005 to 2007, he was Global Chief Technical Officer. From 2001 to 2005 he was Molson’s Senior Vice President, Quality Brewing. Prior to joining Molson in 2001, he was Corporate Vice President and Vice President, R&D/QA/Engineering/Safety and Purchasing, with Vlasic Foods International. From 1974 to 1998, he held several management positions with Campbell Soup Company, culminating with Senior Director, R&D/QA international grocery division.

Samuel D. Walker	53

Chief People and Legal Officer and Corporate Secretary. Mr. Walker has served as Chief Legal Officer and Corporate Secretary since 2005, and has served as Chief People Officer since January 2012. He is also managing director of MillerCoors. Before 2005, he was Chief Legal Officer, U.S. & Worldwide and Group Vice President at Coors Brewing Company. Before joining the Company in 2002, Mr. Walker was a partner for ten years at the Washington, D.C. law firm of Wiley Rein LLP, handling trial and non-trial matters. He also has served in a variety of U.S. government positions. From 1990 to 1991, Mr. Walker was Acting Assistant Secretary and Deputy Assistant Secretary for Employment Standards at the U.S. Department of Labor. From 1991 to 1992, he was Acting Assistant Secretary and Deputy Assistant Secretary for Intergovernmental and Interagency Affairs at the U.S. Department of Education.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

We are focused on driving growth as a global brewer through a global total rewards program designed to attract, motivate and retain top talent. Our global total rewards program is based on the following principles:

•                 Our compensation program is competitive within our peer group and comparable industry data, enabling us to attract and retain top talent.

•                  We pay for performance and, as a result, most compensation for our senior executives, including the named executive officers (NEOs) is tied to performance and is not guaranteed.  We compensate executives primarily on the basis of the Company’s financial and business performance, as well as individual performance and contribution to the Company’s success.

•                  We create incentives to grow the Company in established and emerging markets worldwide.

•                  We have a single framework for setting base salaries, annual incentive opportunities and long-term incentive grant values for our NEOs and other top executives, but we generally set benefits and perquisites on the basis of home country practice and law.

•                  We facilitate cross-border mobility within our workforce through our compensation practices.

The Compensation Committee (the Committee) reviews these principles regularly to ensure that they support our global growth and other strategic objectives.  Incentive plan metrics are reviewed against Board-approved business and financial plans. Our objective is for our executive compensation programs to generally be consistent with competitive practice.

2011 Performance

In 2011, we continued to focus on growing our business. Our growth strategy has 3 pillars: grow profitably in our core businesses through brands and innovation; grow in new and emerging markets; and when it meets our strict shareholder return criteria, grow through mergers and acquisitions.  In 2011, our primary emphasis remained on the first of these pillars, as we continued to invest in our key brands and fill our innovation pipeline in our core markets. Increased sales, pricing and underlying earnings tell us we are moving in the right direction. Financial highlights include:

•      Underlying pre-tax income: $820.9 million, +3.3%

•      Income from continuing operations before income taxes: $774.2 million, -4.3%

•      Net income from continuing operations: $674.0 million, +0.9% ($3.62 per diluted share)

•      Underlying after-tax income: $701.5 million, +5.2% ($3.76 per diluted share)

•      Net sales: $3,515.7 million, +8.0%

•      Worldwide beer volume: 48.36 million hectoliters, -0.7%

•      Net cash provided by operating activities: $868.1 million, +15.8%

•      Underlying free cash flow: $635.3 million, -31.3%

A reconciliation of these results to the nearest U.S. GAAP measure can be found in our Annual Report on Form 10-K on pages 26, 27 and 42.  Income from continuing operations before income taxes and underlying pre-tax income are shown in our Form 10-K at a segment level on pages 25, 30, 33, 37 and 38.

Although we faced difficult operating environments in each of our established markets, we pressed forward with brand building and innovation.  Moreover, we built strength in the above-premium category.  Likewise, we advanced our international business while lowering the investment level per unit volume.

In addition, in the area of Corporate Social Responsibility, Molson Coors was selected for inclusion in the Dow Jones Sustainability Index, which is the most recognized global benchmark of sustainability among global corporations.  Molson Coors was one of only six North American food and beverage companies chosen to be listed in this index.

The Company’s 2011 performance and achievements are reflected in our salary adjustments, MCIP payouts and LTIP grants and performance-based payouts, as shown in the Summary Compensation Table, the supporting tables and the discussions accompanying them.

Executive Officer Compensation within the Global Total Rewards Strategy

In addition to paying our NEOs a base salary, we provide them opportunities to earn annual and long-term incentives based on Company, business unit, and individual performance.  NEOs also participate in retirement and welfare benefit arrangements on the same basis as other employees; have the opportunity to accumulate supplemental retirement income through plans in their home regions; and receive certain perquisites.  Within our global total rewards strategy, the percentage of at-risk performance based pay increases with responsibility. Consistent with our pay philosophy and the compensation structure at our peer companies, an NEO’s annual total direct compensation is structured so that 16% to 29% is base salary, and the rest is annual and long-term incentive compensation (see the chart following this section). Annual incentive and long-term awards are based on important financial measures (pre-tax earnings and considered earnings per share) and on the value of our Class B common stock, which combined help us drive and reward the performance of Molson Coors, our business units and our people. Individual performance is also a factor in setting compensation. This mix of fixed and variable, annual and long-term incentive compensation motivates and rewards both short-term performance toward designated financial objectives and longer-term strategic performance, in either case designed to increase shareholder value. The long-term incentive compensation and retirement benefits also help us retain our talent.

In 2012 we introduced revenue as a key metric in our short-term incentive program to further diversify the focus of management on the items we feel are most critical to the success of the organization.

FISCAL 2011 NAMED EXECUTIVE OFFICER PAY MIX

(1)          Excludes Vice Chairman of the Board.  See “Unique Role of Mr. Coors” on page 27.

Compensation Program Risk

The Committee regularly evaluates our compensation program performance criteria and targets to ensure that they are appropriately motivational, while not providing an incentive for executives to take excessive or unnecessary risks.  The Compensation Committee has determined that our compensation policies and practices do not provide an incentive for executives to take excessive or unnecessary risks.

Determining Compensation

Roles and Responsibilities

To ensure consistent application of our compensation philosophy, including pay-for-performance, we draw on the perspectives of different groups in setting objectives, reviewing performance and determining rewards for our executive officers, including our NEOs. The table below outlines their involvement.

Roles and Responsibilities

Independent Members of the Board of Directors	•	Establish financial and other business goals and objectives, providing the underlying metrics that drive the performance measures of the incentive compensation programs.
	•	Set performance objectives and goals for Messrs. Swinburn and Coors based on the recommendations of the Compensation Committee.
	•	Determine performance against objectives for Messrs. Swinburn and Coors based on the recommendations of the Compensation Committee.
	•	In executive session, approve salary, annual incentive and LTIP award values for Messrs. Swinburn and Coors, on the recommendation of the Compensation Committee.

Roles and Responsibilities

Compensation Committee	•	Sets compensation for the NEOs other than Messrs. Swinburn and Coors.
	•	Reviews data, assesses achievement, and recommends compensation for Messrs. Swinburn and Coors for approval by the Board.
	•	Considers compensation competitiveness based on the results of the review of peer group and where applicable comparable industry compensation.
•

With input from Mr. Swinburn, sets individual performance objectives based on Company-wide and business unit targets, individual goals, and cumulative results objectives (CROs), which are individual goals with cumulative results shared by all executive officers, as described more fully under the heading “Annual Incentive” beginning on page 29, for the NEOs, other than Messrs. Swinburn and Coors, and evaluates achievement of those goals and objectives.

	•	Evaluates achievement of individual performance objectives and goals for Messrs. Swinburn and Coors and makes recommendations to the independent members of the Board.
	•	Establishes performance measures for purposes of Section 162(m) of the Code and certifies achievement of such performance measures.
	•	Certifies levels of attainment of Company and business unit performance, and reviews the NEOs’ performance on individual goals and CROs.

Compensation Consultant to the	•	Reports directly to the Compensation Committee.
Compensation Committee (the Compensation Consultant)	•	Assists in developing recommendations for compensation for executive officers including the NEOs.
•

Based on input and guidance from the Compensation Committee, the CEO and the Global Chief People and Legal Officer, develops and provides information and recommendations for use by the Compensation Committee in reviewing and adjusting the Company’s global compensation program, including:

• peer group and industry data;
• assessments of pay competitiveness for executive officers;
• incentive plan design and implementation; and
• methodologies for implementation of compensation elements and relative pay and performance alignment.

CEO	•	Recommends individual performance objectives and goals of NEOs (other than Mr. Coors), for adoption by the Compensation Committee, and guides the achievement of those goals.
	•	Evaluates each NEO (other than Mr. Coors and himself), on the basis of goals set for the year and a self assessment completed by the NEO.
•

Recommends NEO salaries and annual and long-term incentive awards (other than for Mr. Coors and himself), based on his assessments. Recommendations take into account subjective criteria such as unique talents, criticality to the organization and retention risk.

•

Reviews trend information and reports prepared by the Compensation Consultant regarding competitiveness and effectiveness of our compensation policies, programs and pay levels in order to make recommendations to the Compensation Committee.

Global Chief People and Legal Officer	•

Reviews reports and trend information prepared by the Compensation Consultant regarding the competitiveness and effectiveness of our compensation policies, programs and pay levels for our executive officers, in order to make recommendations to the Compensation Committee.

	•	Makes recommendations regarding changes to our executive compensation programs to the CEO and the Compensation Committee.

Compensation Elements in Context

The Compensation Committee sets each element of the NEOs’ compensation, including base salary, annual and long term incentive compensation, benefits and perquisites, except that it makes recommendations to the independent members of the Board with respect to the compensation of Messrs. Swinburn and Coors.  The Compensation Committee also compares total direct compensation with that of our peer group of companies by position, using this information to assess the overall competitiveness of our compensation program and to determine whether sufficient retention and performance incentives are in place.  The Compensation Committee may take into account general industry compensation information to further understand the level of competitiveness of the Company’s compensation programs for our NEOs.  The Committee continues to evaluate using relative total shareholder return as a “check measure” of compensation program design and effectiveness.

The Compensation Committee has also taken into consideration the results of the 2011 shareholder advisory vote to approve executive compensation.  The results of the vote was that shareholders overwhelmingly approved management’s recommendations to approve the compensation of our NEOs presented in the 2011 proxy statement (the “say-on-pay” vote).  Given the strong shareholder support of the Company’s executive compensation programs, the Compensation Committee has followed a similar approach to compensation in 2011.  The Committee will continue to be mindful of say-on-pay votes when making future compensation decisions for the NEOs.

While current levels of compensation are a more significant factor in compensation decision making than the compensation accumulated by an executive officer over time, the Compensation Committee takes into account the effect changes in base salary have on annual and long-term incentive compensation.  Additionally, the Compensation Committee considers the expense of compensation and benefit programs in relation to our performance against budget and overall financial performance.

Unique Role of Mr. Coors

As Vice Chairman of the Board of the Company, Executive Chairman of MillerCoors and as a well-recognized public representative of the Company with strong relationships with U.S. distributors, Mr. Coors serves a unique role with the Company. In addition to these responsibilities, Mr. Coors is an iconic figure in the U.S. beer business regarding product quality, his advocacy of which provides a significant competitive advantage. There are no direct peer comparisons for that role.  Following the Company’s 2011 annual meeting of shareholders, Mr. Coors began to receive director fees for his service as Vice Chairman of the Board of the Company.

The Compensation Committee recognizes that Mr. Coors, as a member of one of the two founding shareholding families with one of the largest interests in the Company, is motivated to stay with the Company whether or not he receives compensation designed for retention. Nevertheless, the Compensation Committee exercises its discretion in recommending an appropriate salary for Mr. Coors, and generally expects to recommend a salary below that of the CEO. Effective in 2011, the Compensation Committee recommended and the Board approved changes to the compensation payable to Mr. Coors.  Mr. Coors’ base salary was not increased. However, his target MCIP award was increased to 120% of salary. MillerCoors will continue to reimburse the Company for the full cost of these amounts. Additionally, it was also determined that Mr. Coors would not receive an LTIP award in 2011 but would be entitled to receive compensation for his services as a director, as outlined in the Director Compensation section.  The Compensation Committee and the Board considered these changes to be appropriate given Mr. Coors’ primary focus on the MillerCoors business and his service as a Director.  MillerCoors is not involved in determining Mr. Coors’ compensation paid by Molson Coors, but reimburses Molson Coors for the full cost of his salary and annual bonus, given that his primary focus is on the MillerCoors joint venture.

Use of Market Data: Establishing Competitive Executive Compensation

Each year, the Compensation Committee reviews the competitiveness of our compensation program.  This analysis uses peer group and other consumer products industry data to assess the competitive levels for each of the elements of total direct compensation (base salary, annual incentive, long-term incentive) and when appropriate, perquisites and executive benefits.  For 2011, our peer group consisted of the companies listed below.

While the peer group data is the primary tool used to assess the competitiveness of our compensation program, the Compensation Committee also uses additional information in determining (or recommending in the case of Messrs. Swinburn and Coors) NEO compensation.  For example, actual compensation awards are set with reference to this peer group data but may take into account general industry data for comparable positions where appropriate. Factors such as the criticality of the role to the Company, individual performance and retention risk for the executive are also considered.

Peer Group

Anheuser-Busch InBev	Dr Pepper Snapple Group	Hershey Co.
Brown — Forman	DelMonte Foods	Kellogg
Campbell Soup	Fortune Brands (now Beam Inc.)	Ralcorp Holdings
ConAgra Foods	General Mills	J.M. Smucker Co.
Constellation Brands, Inc.	Heineken	SAB Miller
Dean Foods	Heinz	Sara Lee

In view of the global nature of our Company, the peer group was modified in 2011 to include global brewers (Anheuser-Busch InBev and SAB Miller) where additional compensation data is available through survey or public disclosure sources.  Dr Pepper Snapple Group and Sara Lee were also added as they are similar in industry and relative size to Molson Coors.  Cott Corporation and Tootsie Roll Industries were removed as they were no longer appropriate comparators based on revenue.  Although the peer group includes companies larger and smaller (based on revenues and market capitalization) than Molson Coors, and most have a different global footprint and face somewhat different market challenges than does the Company, all members of the peer group are food and beverage companies that rely on discretionary consumer spending.  The Compensation Committee selected this peer group as representative of the companies most like us in their operations, their brand equity, and the challenges they face.  Additionally, in some cases we compete with these companies for executive talent.

The Compensation Committee established the following overall guidelines of peer group compensation, and where applicable, comparable industry compensation to attract and retain the desired level of talent.

Element of Compensation	Target Percentile in Establishing 2011 Executive Compensation
Base Salary	50th percentile of comparable positions
Annual Incentive Awards	•	NEOs (other than Messrs Swinburn and Coors) -75th percentile of comparable positions
	•	CEO — between 50th and 75th percentile of CEO positions
	•	Mr. Coors — Set by the Board with a minimum target of 80% of salary per his employment agreement
Long-term Incentive Awards	•	NEOs (other than Messrs Swinburn and Coors) - 50th percentile award targets for comparable positions.
	•	CEO - 50th percentile of CEO positions
	•	Mr. Coors — None
Total Direct Compensation	50th-65th percentile

Setting base salary and LTIP award targets at approximately the market median provides the level of awards and degree of flexibility required to attract and retain top talent.  At the same time, annual incentive targets have generally been set at the 75th percentile because of the unique challenges of operating a global company on a single unified set of principles and because of the stretch performance targets established by the Board of Directors.  While each of the elements of the program is reviewed individually to determine market competitiveness, the Compensation Committee also looks at the impact the individual compensation element targets have on total direct compensation.

Compensation Program Elements

A summary of the key elements of our executive compensation program and the key decisions made in 2011 are discussed below.

Base Salary

•                  Fixed dollar amount, to provide a competitive level of fixed compensation, consistent with our peers, and to reward individual performance and level of experience.

•                  Base salary adjustments for the NEOs, other than Mr. Coors, were approved by the Committee in March 2011 and are reflected in the table below.  The adjustments were based on the Compensation Committee’s review of peer group and market data, Company performance and individual performance.  The actual amounts paid in calendar 2011 are reflected in the Summary Compensation Table.

Name	Salary Increase/ New Salary, effective 4/1/2011
Peter Swinburn	10.3% / $1,075,000
Stewart Glendinning	3.5% / $559,728
Peter Coors	0% / $850,000
David Perkins	2.5% / $627,300 (Canadian dollars)
Samuel Walker	2.5% / $617,597

•                  To set Mr. Swinburn’s salary, the Compensation Committee considers factors including his time in role and performance.  While these considerations resulted in the increase shown, his base salary continues to fall below the peer company median (50th percentile) value.

•                  As in 2010, Mr. Coors’ salary remained unchanged for 2011.

•                  In March 2012 the Compensation Committee determined that it would be appropriate to forego annual base salary increases to our senior executives for 2012, including our NEOs and CEO.  However, in support of our pay for performance philosophy, any executive impacted by this decision has the opportunity to earn a portion of the foregone base salary increase as part of the annual short-term incentive program, as described below.

Annual Incentive

•                  Our annual incentive program is the Molson Coors Incentive Plan (the MCIP).  The MCIP provides variable pay opportunity for short-term performance, consistent with peer companies’ practice, and rewards for achievement of short-term objectives that can have a long-term impact on Company performance.

•                  The MCIP historically rewarded executives, including the NEOs, for performance against annual Company, business unit and individual objectives and CROs.  The Compensation Committee maintains control over MCIP award payout, gauging reasonableness based on performance and Company financial gain.

•                  For 2011, based on Mr. Swinburn’s recommendation, the Compensation Committee established criteria for determining how performance against the individual/CRO component of the annual incentive would be measured for each executive officer (including the NEOs other than Mr. Coors).  Early in 2012, the Compensation Committee, with input from Mr. Swinburn (on NEOs other than himself and Mr. Coors) used its discretion to determine the level of attainment for each executive officer (including the NEOs other than Mr. Swinburn and Mr. Coors).

•                  The Company-wide objective for the MCIP was based on pre-tax income in 2011.  Pre-tax income is defined as revenue from sales, minus the cost of sales and minus operating expenses.  The pre-tax income achievement for the Company, referred to as Enterprise pre-tax income, and the Canadian business unit, and EBITA for MillerCoors, were measured against a performance scale which included threshold, target and maximum performance levels for the year.  Award payouts could range from 0% to 200% of the target, based on level of achievement.  The Compensation Committee reserved discretion to adjust awards for unforeseen economic or business issues impacting any one or all of the business units.

•                  For 2011, the target levels of achievement at the corporate and business group levels were set as follows.  All income figures reported are in millions of U.S. dollars.  Results have been adjusted in order to remove the impact the change in foreign currency exchange rates has on the calculations over the course of the year.

MCBC Business Unit	2011 Income Achievement Targets		2011 Performance		2011 Payout
	Pre-Tax Income for 50% (Target) Payout	Pre-Tax Income for 100% of Target Payout	Pre-Tax Income for 200% of Target Payout	Pre-Tax Income (Achievement)	Business Unit Component Payout Percentage
Molson Coors Canada	$489.4	$515.2	$556.4	$490.2	51%
MCBC — Corporate	$780.2	$866.9	$953.6	$830.4	80%
MillerCoors (EBITA)*	$1,108	$1,205 - $1,260	$1,432	$1,229	70%
Premium Light Brand				Did not meet
Market Share Growth*	0.25	0.50	1.00	threshold	0%

*     Premium Light Brand Market Share Growth is the percentage point growth in market share for core brands.  EBITA comprises 70% of the outcome and the remaining 30% is calculated on Premium Light Brand Market Share Growth.

•                  Beginning in 2012, we have added a revenue component to our MCIP.  The Compensation Committee made this change to the MCIP to further align compensation for our NEOs to metrics which the Compensation Committee believes will directly and positively impact shareholder value, as well as to promote appropriate diversity in management’s business objectives.  In addition, for 2012 only, the MCIP target bonus levels for the NEOs (other than Mr. Coors) have been reduced.  If the Company achieves its goals in 2012, the Committee retains discretion to restore some or all of the lost value, potentially by means of a supplemental LTIP grant.  We made this change because our 2012 financial goals were set below the top quartile, allowing for brand and growth investments that should drive longer-term bottom line results.

2011 MCIP Award Payout Table

The following table summarizes the calculation of final 2011 MCIP payouts after review by the Compensation Committee (and the independent members of the Board in the case of Messrs. Swinburn and Coors).  The Company’s performance against the pre-determined measures is set forth in the table above.  The multiplier shown is aligned with corporate, business unit and CRO performance and represents achievement against objectives.  This multiplier was subject to discretionary adjustment (up or down, within the maximum allowable payment amounts as determined under the MCIP) by the Compensation Committee (or the independent members of the Board, in the case of Messrs Swinburn and Coors) based on individual performance.  The Grants of Plan Based Awards Table provides information on threshold, target and maximum MCIP awards.

NEO	Unit Focus	Weight	MCIP Multiplier	MCIP Award for 2011 (Paid in 2012)
Peter Swinburn	MCBC Corp	100%	80%	$1,260,411
Stewart Glendinning	MCBC Corp	75%	80%	$249,777
	Individual/ CROs	25%	100%	$83,259
	Total			$333,036
Peter Coors	MillerCoors	100%	70%	$714,000
Samuel Walker	MCBC Corp	75%	80%	$276,248
	Individual/ CROs	25%	100%	$92,083
	Total			$368,330
David Perkins	MCC	50%	51%	$116,407
	MCBC Corp	25%	80%	$91,299
	Individual/ CROs	25%	75%	$68,475
	Total			$276,181

2011 Stretch Incentive Cash Program

In 2011 the Committee approved a stretch incentive cash program (the SICP) whereby the NEO’s (other than Mr. Coors) would be eligible to receive an additional cash incentive payment for exceptional Company performance in 2011.  The additional benefit payable under the SICP could range from 0% to 100% of the executive’s target MCIP amount for the year, but is payable only if the targeted maximum 200% payout for the MCIP Enterprise pre-tax income goal is achieved ($953.6 million for 2011) and the maximum SICP is awarded if Enterprise pre-tax income for the year is $1.062 billion or greater.  For 2011 the Company did not meet the targeted maximum payout for the MCIP, and therefore no payments were made under the SICP for 2011.

Long Term Incentive

We generally grant executives three types of long-term incentive awards:  performance units, stock options, and restricted stock units (RSUs).  Each NEO is assigned an aggregate long-term incentive program (LTIP) value, which is allocated among the three types of awards.  For 2011, the allocation was 40% for performance units, 40% for stock options and 20% for RSUs.  The mix of awards is designed to balance performance focus with retention value.  The mix also mitigates the risk of over-focus on a single metric.  The key components of our LTIP and the 2011 awards are summarized below.

Performance Units

•                  The Performance Unit Plan generally measures Company achievement against a pre-determined performance measure over a 3-year performance period.

•                  The Performance Unit Plan provides for annual grants which keeps focus on the applicable performance metric (historically, considered earnings per share or Considered EPS) and aids employee retention.  Annual grants (as opposed to end-to-end 3-year grants) also provide less opportunity for the performance metrics to become misaligned with the strategic direction and objectives of the Company.

•                  Each NEO is granted a Performance Unit award of a stated target dollar amount.  This dollar amount is divided by the Company’s target value per unit of $13.51 on the grant date to determine the total number of units.  The value of units as of the end of the 3-year period is based on the 3-year cumulative Considered EPS achieved by the Company over the period, subject to threshold and maximum limits.  Below the threshold, the units achieve no value.  At maximum, the performance units achieve 200% of the target value.  If the 3-year cumulative Considered EPS value achieves threshold, but fails to reach at least a designated low-growth value, a discount factor is applied to the award, reducing the value by a factor computed as the percentage of the range between Threshold and Low Growth that the Company actually achieves for the period.  The earned performance units are settled in shares.  Considered EPS is defined as underlying earnings per share adjusted to reflect a normalized Company income tax rate.  Considered EPS provides a metric in addition to pre-tax income (upon which the annual incentive is significantly based) which focuses on growth in earnings but also on the value created for our stockholders.

•                  Performance Units vest pro-rata on retirement, death or disability and are paid out following the performance period, based on actual results.  Performance Units vest and are paid at 120% of target upon a change in control.  On any other termination of employment before the end of the performance period, the Performance Units are forfeited.

•                  Performance Units were granted to the NEOs (other than Mr. Coors) in 2011 for the 3-year performance period ending on December 28, 2013.  The number of Performance Units granted to each NEO is detailed in the Grants of Plan Based Awards Table beginning on page 36.

•                  The goals for Performance Units granted in 2011 are shown in the table below.

Performance Unit Awards — 3 Year Cumulative Considered EPS Values

Vesting Date	Threshold	Low Growth	Target	Maximum Value
March 4, 2014	$11.13	$12.52	$13.51	$27.02
% of Award Earned	0%	93%	100%	200%

Stock Options

•                  Stock option grants generally vest in three equal annual installments beginning on the first anniversary of the grant date, subject to continuing employment.  The exercise price of the option can be no less than the fair market value of the Class B common stock on the date of grant.

•                  Upon retirement, unvested stock options vest.  In the event of termination for any other reason, unvested options are forfeited.  In the event of a change in control, all unvested stock options vest.

•                  The ten-year term of our stock options provides an effective retention tool over the longer term because they retain potential value for employees even in the face of a prolonged downturn in the equity markets.  This provides balance to grants under our Performance Unit Plan, which may lose all value if we miss the threshold performance criteria of the Performance Unit.

•                  Stock options enhance the ownership perspective of our executives because stock options do not have value unless there is an increase in the value of our shares from the grant date to some point in time after the vesting date.

•                  The number of options, the exercise price, and the assumptions used to determine the Black-Scholes value of each option are set forth in the Grants of Plan Based Awards Table beginning on page 36.

•                  We do not permit re-pricing of stock options without shareholder approval.

RSUs

•                  RSUs vest 100% on the third anniversary of the date of grant, subject to continuing employment, and are settled in Class B common shares at that time.

•                  Providing part of the annual LTIP award in the form of RSUs significantly strengthens the retention value of our LTIP by providing a full value component to balance stock options and Performance Units.

•                  A pro-rata portion of the outstanding unvested RSUs will vest in the event of termination due to disability, retirement or death. In the event of a change in control, all unvested RSUs will vest.  Otherwise, RSUs are forfeited upon termination.

•                  The number of RSUs granted to each NEO is detailed in the Grants of Plan Based Awards Table beginning on page 36.

Grant Date Fair Value of 2011 Awards. The grant date value of the LTIP awards granted to the NEOs in 2011 is shown below.  Options are shown at their Black-Scholes value, as described on page 34.

NEO	Total 2011 LTIP Award
Peter Swinburn	$4,000,044
Stewart Glendinning	$1,100,016
Peter Coors	$0
David Perkins	$1,000,014
Samuel Walker	$1,000,014

Stretch Incentive Equity Program

In 2011 the Committee approved a stretch incentive equity program (the SIEP) for 2012 under which the NEO’s (other than Mr. Coors) will be eligible to receive an additional equity incentive payment for exceptional performance in 2012. The stretch equity award will be paid out only if net profit for 2012 equals or exceeds $1.250 billion.  If the net profit target for 2012 is achieved, an executive would receive supplemental equity awards under the LTIP equal in value to the executive’s annual LTIP target award for 2012, except that the Committee would have the discretion to increase or decrease the amount of the award by 20%. The equity awards, which would be granted in early 2013, would be made 50% in RSUs and 50% in stock options.

Other Elements

In addition to the compensation program elements described above, we provide certain retirement benefits, change in control and severance protection to our executives, including the NEOs.  The key features of these elements are described below.

Retirement

Executive officers participate in the same retirement, 401(k) and pension plans as do other salaried employees in their home country.  In addition to the Company’s 401(k) plan in the U.S., the Company provides the Supplemental Savings and Investment Plan to highly-compensated U.S. employees to address the IRS income and benefit restrictions placed on our retirement plans.

As of April 1, 2009, the Company froze benefit accruals under the qualified defined benefit pension plan in place for employees in the Molson Coors Brewing Company (UK) business unit.  Messrs. Swinburn and Glendinning have benefits in that plan and were impacted in accordance with these changes.

The Company has qualified defined benefit and defined contribution, and non-qualified defined benefit and defined contribution plans in place in Canada.

Details regarding the operation of the Company’s retirement and pension plans are provided in the narrative following the Pension Benefits Table beginning on page 39.

Deferred Compensation

For highly compensated U.S. employees, including the NEOs, the Company has the Molson Coors Supplemental Savings and Investment Plan.  This plan is meant to keep employees whole on Company contributions which would otherwise be made to the Company’s 401(k) plan were it not for certain IRS limits.

In 2009, the Company entered into an agreement with Mr. Coors to replace his then Non-Qualified pension plan and post retirement Salary Continuation Plan Agreement with a deferred compensation single sum balance plan.  Mr. Coors also received an RSU award in 2005 which is considered a deferred compensation plan.

Change in Control and Severance

Through the combination of the Change in Control Program (CIC Program) and the Company’s Severance Pay Plan, the Company provides protection to executives in situations involving termination ‘not for cause’ following a change in control.  The NEOs, other than Mr. Coors, participate in the CIC program and the Severance Pay Plan.

As a condition of participating in the CIC Program, eligible employees are required to enter into confidentiality and non-compete agreements in favor of the Company. The non-compete provisions of the CIC Program protect the Company whether or not a change in control occurs.

Under the CIC Program, a participant is entitled to certain benefits following a “double trigger,” that is, if he or she is terminated by the Company other than for cause, death or disability, or if he or she resigns for good reason on or within a certain period of time (for NEOs, 2 years) after a change in control of the Company. Benefits are also payable if a qualifying termination occurs up to 6 months prior to the change in control at the request of a third party involved in or contemplating a change in control of the Company. In some circumstances, a participant may receive an excise tax gross up with respect to change-in-control payments.  The Compensation Committee last provided a change-in-control agreement including an excise tax gross up in 2009, and no new participants have been or will be gross-up eligible.

Employment Agreements

Employment agreements are in place for Messrs. Coors, Swinburn, and Glendinning.  The material terms of these agreements are described beginning on page 42.

These agreements do not provide a guarantee of continued employment, but rather clarify the workplace transition that will occur should employment of the executive end in a ‘not for cause’ situation.

Important Factors Affecting Compensation Decisions

Recovery of Awards

Participants in our long-term incentive awards programs are required to agree that their awards will be forfeited and amounts received subject to recovery if the participant engages in conduct resulting in an accounting restatement of Company results.  In the event of a restatement of our financial statements, an executive who engages in conduct resulting in the restatement will be required to reimburse the Company the amount of any payment or settlement of an award earned or accrued during the twelve month period following the restatement.

The Compensation Committee will develop a recovery policy based on the requirements to be issued by the NYSE pursuant to the mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) once the requirements of the NYSE rules are finalized.

Tax and Accounting Considerations

Section 162(m) of the Code generally limits the tax deductibility of compensation paid by a public company to its CEO and certain other highly compensated executive officers who are in office at the end of the fiscal year to $1 million per officer in the year the compensation becomes taxable to the executive. There is an exception to the limit on deductibility for performance-based compensation that meets certain requirements. The Committee’s policy is to provide annual incentive awards, stock options and Performance Units that are intended to qualify and be fully deductible by the Company under Section 162(m) of the Code. However, in order to maintain market competitive compensation programs, the Compensation Committee has reserved the right to approve incentive and other compensation that may not meet the Section 162(m) performance-based compensation exception. To the extent that such compensation exceeds the $1 million limitation set forth in Section 162(m) of the Code, the Compensation Committee recognizes that the loss of the tax deduction may be unavoidable under these circumstances. The time-vested RSUs granted by the Committee will not be treated as performance-based compensation under Section 162(m) of the Code.

The Compensation Committee also considers the effect of accounting treatment in determining appropriate forms of compensation.

Other

Equity Grant Process

The Compensation Committee generally evaluates and approves annual equity grants at or about the same time as it determines and approves the Company’s annual salary adjustments and annual incentive (MCIP) payouts at its regularly scheduled meeting in the first quarter of the year.

Individual recognition equity awards may be granted at other times during the year related to special events (establishment of joint ventures, extraordinary performance, etc.).  Awards of stock options, RSUs or other equity incentives to new executive officers occur at the time the individual joins the organization or first becomes an officer.  No such grants were made to NEOs in 2011.

Stock Ownership Guidelines

We have stock ownership guidelines for our senior officers, including the NEOs, because it is important for the leadership team to have a meaningful stake in the Company to further align management’s interests with those of our stockholders. Under the guidelines, senior officers must accumulate shares and share equivalents having a market value equal to a prescribed multiple of annual salary. All of our NEOs currently satisfy the applicable stock ownership guidelines, which are set forth below.

Position	Ownership Requirement: Multiple of Annual Salary	Additional Details
Mr. Swinburn and Mr. Coors	5 x

•        Each NEO has 5 years from commencing NEO status to reach the required ownership level

•        Shares owned outright, the value of shares in deferred compensation plans, and the projected after-tax value of unvested RSUs and Performance Units count toward the ownership requirement while vested and unvested stock options are excluded

Other Named Executive Officers	3 x
Other Senior Executives	3 x

Independence of Compensation Consultant to the Compensation Committee

During 2011, the Compensation Committee utilized Pay Governance, an independent executive compensation firm which does no other business with the Company, to advise the Compensation Committee and Board on the design and potential changes to the Company’s executive and director compensation policies.

The Compensation Committee reviews the Company’s relationship with Pay Governance to ensure the independent judgment of the Compensation Consultant to the Compensation Committee. The review is conducted to ensure the Compensation Consultant renders candid and direct advice independent of management’s influence.

COMPENSATION COMMITTEE REPORT

The Compensation Committee, comprised of independent directors, reviewed and discussed the above Compensation Discussion and Analysis (CD&A) with the Company’s management. Based on the review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in these proxy materials.

SUBMITTED BY THE COMPENSATION COMMITTEE

H. Sanford Riley (Chair)	Brian D. Goldner	Charles M. Herington

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE FOR 2011

The following table sets forth information regarding compensation earned for services rendered during fiscal years 2011 and 2010 and, where applicable, 2009 for our Chief Executive Officer, our Chief Financial Officer, and the 3 other most highly compensated executive officers who were serving as executive officers at the end of 2011.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Stock Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
Peter Swinburn President and Chief Executive Officer	2011 2010 2009	1,041,667 941,667 875,000	2,400,039 2,310,054 3,500,020	1,600,005 1,540,007 1,400,001	1,260,411 1,895,400 2,100,000	919,469 690,538 1,307,318	364,104 384,368 273,127	7,585,695 7,762,034 9,455,466

Stewart Glendinning Global Chief Financial Officer	2011 2010 2009	553,419 533,867 513,333	660,013 708,013 1,150,028	440,003 472,003 460,004	333,036 638,788 772,603	53,143 70,455 194,724	127,963 155,434 62,888	2,167,577 2,578,560 3,153,580

Peter H. Coors Chairman of the Board of Molson Coors; Chairman of the Board of MillerCoors	2011 2010 2009	850,000 849,979 849,750	100,036 1,200,037 1,200,030	0 800,036 800,006	714,000 688,160 779,051	0 0 0	338,221 303,649 131,363	2,002,257 3,841,861 3,760,200

David Perkins(1) President and Chief Executive Officer, Molson Canada	2011 2010 2009	608,596 632,433 551,054	600,013 630,049 1,000,021	400,001 420,010 400,003	276,181 665,130 607,470	1,131,867 1,102,644 782,541	127,694 115,027 689,164	3,144,352 3,565,293 4,030,253

Samuel Walker(2) Global Chief People and Legal Officer and Managing Director, MillerCoors	2011 2010	612,577 598,596	600,013 600,046	400,001 400,008	368,330 715,048	0 0	159,515 179,838	2,140,436 2,493,536

(1)       A Canadian to US dollar exchange rate of 0.9789 as of the end of the Company’s fiscal year, December 31, 2011, was used to convert Mr. Perkins 2011 compensation.

(2)       Mr. Walker was not an NEO in 2009 and compensation is therefore not provided for 2009.

Stock Awards (Column (e))

The amount in the Stock Awards column is the aggregate grant date fair value of stock awards granted to each NEO, calculated in accordance with the provisions of the Financial Accounting Standards Board Accounting Standards Codification 718, Compensation-Stock Compensation (FASB Topic 718).  The stock awards granted to the NEOs, other than Mr. Coors, consisted of Performance Units and RSUs and are described in the CD&A beginning on page 30.  For Mr. Coors, the stock awards consist of RSUs under the Incentive Plan and are described in the Long Term Incentive section of the CD&A beginning on page 31.

The assumptions used to calculate these amounts are incorporated by reference to Note 14 to the Company’s consolidated financial statements in the Form 10-K. The Performance Units, stock options and the RSUs were granted under the Incentive Plan, the material provisions of which are described beginning on page 29.  The grant date fair value for the Performance Units was calculated based on the target amount for the award period commencing in the year indicated. For 2011, the aggregate grant date fair value of all stock awards assuming the highest level of payout for Performance Units would be as follows: $4,000,042 for Mr. Swinburn and $1,100,020 for Mr. Glendinning, $1,000,017 for Mr. Perkins and $1,000,017 for Mr. Walker.

The Company cautions that the amounts reported for these awards may not reflect the amounts that the NEOs will actually realize from the awards.  Whether, and to what extent, a NEO realizes value is dependent on a number of factors including, the Company’s performance, stock price, and the NEOs continued employment.

Stock Option Awards (Column (f))

The amount in the Stock Option Awards column is the grant date fair value of stock option awards granted to each NEO, calculated in accordance with FASB Topic 718.  In calculating these amounts, the Company does not take into account the risk of forfeiture.  The stock options awards granted to the NEOs are described in the CD&A.

The assumptions used to calculate these amounts are incorporated by reference to Note 14 to the Company’s consolidated financial statements in the Form 10-K.  The stock options were granted under the Incentive Plan.

Non-Equity Incentive Plan Compensation (Column (g))

The amounts reported in the Non-Equity Incentive Plan Compensation column represent amounts earned by the NEOs under the MCIP and SICP in 2011.  The MCIP is a sub-plan under the Incentive Plan and the SICP is an additional cash compensation plan designed to reward stretch performance in 2011.  No payments were made in 2011 under the SICP as the performance threshold was not met.  Details regarding the calculation of potential MCIP payments and the SICP program are included in the CD&A beginning on page 30.

Change in Pension Value and Non-Qualified Deferred Compensation Earnings (Column (h))

The amounts shown in the Change in Pension Value and Non-Qualified Deferred Compensation Earnings column include change in pension value under the tax qualified pension plan for our U.K. and Canadian units and under the Molson Coors Supplemental Thrift Plan.

All Other Compensation (Column (i))

The amounts reported in the All Other Compensation Column reflect the sum of (i) the incremental cost to the Company of all perquisites and other personal benefits; (ii) the amount of any tax reimbursements; (iii) the amounts contributed by the Company to the Molson Coors Brewing Company Savings and Investment Plan (Thrift Plan) and the Molson Coors Brewing Company Supplemental Savings and Investment Plan (Supplemental Thrift Plan); and (iv) the dollar value of life insurance premiums paid by the Company.  The amounts contributed to the Thrift Plan and Supplemental Thrift Plan (collectively, the Thrift Plans) are calculated on the same basis for all participants in the relevant plan.  The material provisions of the Thrift Plans are described beginning on page 43.

The table below outlines the perquisites and other personal benefits that meet the threshold for disclosure under SEC rules.  The table also outlines the additional all other compensation that meets the threshold required for disclosure under SEC rules.  A “Yes” indicates that the NEO received the amount but the amount is below the threshold and a “No” indicates that the NEO did not receive the perquisite or personal benefit.  Other than for executive life insurance premiums, no tax reimbursements are provided to the NEOs. A description of all perquisites and other personal benefits received by the NEO in 2011 follows the table.

Perquisites and Other Personal Benefits

Name	Executive Physical	Financial Planning	Parking Allowance	Sports Tickets	Car Allowance	Personal Travel	Product Allotment	Relocation
Peter Swinburn	No	Yes	Yes	Yes	Yes	Yes	No	No
Stewart Glendinning	No	Yes	Yes	Yes	No	No	No	No
Peter H. Coors	No	Yes	No	No	No	No	No	No
David Perkins	No	$11,208	No	$23,661	$68,808	No	Yes	$16,785
Samuel Walker	No	Yes	Yes	Yes	No	No	No	No

Executive Physical.  The Company supports the health and well being of all employees by providing medical benefits and a wellness program. In addition to the standard health and wellness benefit, executives are encouraged to receive an annual physical at the expense of the Company.  None of the NEOs utilized this benefit in 2011.

Financial Planning.  The Company provides financial planning services to the NEOs to assist in the management of personal finance. The services may include estate planning, tax planning or annual financial reviews.

Parking Allowance.  The Company provides a parking allowance to all Denver based employees, including the Denver based NEOs. Mr. Coors does not receive a parking allowance.

Sports Tickets.  The Company provides sports tickets to U.S. and Canada based executives to distribute to employees for reward/ recognition, to donate to corporate-sponsored fundraisers or charitable events, or for personal use.

Car Allowance.  The Company currently provides a car allowance to Mr. Swinburn and a company leased vehicle to Mr. Perkins.  The Company strives to provide a market-competitive total rewards package for our executives. We provide select executives with a car allowance or leased vehicle in accordance with market practice.

Personal Travel.  Pursuant to his employment agreement, Mr. Swinburn is entitled to 4 annual first class trips to the U.K. and his wife is entitled to 5 annual first class trips.  Mr. Glendinning’s employment agreement provides that he and his spouse are entitled to an annual trip to the U.K. in each of 2009, 2010 and 2011.  Mr. Glendinning did not utilize this benefit in 2011.

Product Allotment.  The Company provides product samples to Canada executives and believes that this enhances our executives’ knowledge of our products and enables them to become stronger champions of our brands.

Relocation.  Mr. Perkins received payments in 2011 associated with his relocation to Canada in 2009.

Additional All Other Compensation.

	Additional All Other Compensation
Name	Tax Reimbursement	Contributions to Thrift Plans	Life Insurance Premiums	Board of Director Fees
Peter Swinburn	$19,795	$271,686	$27,034	No
Stewart Glendinning	Yes	$107,299	Yes	No
Peter H. Coors	$39,493	$145,784	$55,443	$87,500
David Perkins	No	No	Yes	No
Samuel Walker	Yes	$126,836	$11,405	No

Tax Reimbursement.  The amounts in the table above reflect tax reimbursements paid to certain NEOs.  The amounts are related to tax reimbursements with respect to life insurance and long term disability premiums paid by the Company.

Contributions to Thrift Plans.  The Company makes direct and matching contributions for each of Messrs. Swinburn, Coors, Glendinning and Walker under the Thrift Plans, as applicable, on the same terms and using the same formula as other participating employees.  The amounts reflected in the table above represent the following:

•                  Mr. Swinburn:                               $29,400 to the Thrift Plan and $242,286 to the Supplemental Thrift Plan.

•                  Mr. Glendinning:                 $22,050 to the Thrift Plan and $85,249 to the Supplemental Thrift Plan.

•                  Mr. Coors:            $29,400 to the Thrift Plan and $116,384 to the Supplemental Thrift Plan.

•                  Mr. Walker:          $29,400 to the Thrift Plan and $97,436 to the Supplemental Thrift Plan.

Life Insurance Premiums.  The Company provides life insurance to all U.S. and Canadian employees.  For U.S. NEOs, the coverage is equal to eight times their salary and for Mr. Perkins, the coverage is equal to three times his salary.  U.S. NEOs are provided a tax reimbursement for this benefit.

Board of Director Fees.  In 2011 Mr. Coors received fees as described in the Director Compensation section beginning on page 12 as follows: cash retainer in the amount of $50,000 and Vice Chairman fees in the amount of $37,500.

GRANTS OF PLAN BASED AWARDS FOR 2011

The following table provides information for each of our NEOs regarding annual and long-term incentive award opportunities, including the range of potential payouts, made under our stockholder-approved Incentive Plan.

									All Other	All Other
									Stock	Option		Grant
									Awards:	Awards		Date
						Estimated Future Payouts			Number	Number	Exercise	Fair
			Estimated Future Payouts Under			Under			of	of	or Base	Value of
			Non-Equity Incentive Plan			Equity Incentive Plan			Shares of	Securities	Price of	Stock and
			Awards			Awards			Stock or	Underlying	Option	Option
	Grant		Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards
Name	Date	Description	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	($)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Peter	03/04/11	RSUs							18,084			800,036
Swinburn	03/04/11	Perf. Units				97,114	118,431	236,862				1,600,003
	03/04/11	Stk.Options								165,632	44.24	1,600,005
	2011	MCIP	806,250	1,612,500	3,225,000
	2011	SICP		1,612,500
Stewart	03/04/11	RSUs							4,973			220,006
Glendinning	03/04/11	Perf. Units				26,707	32,569	65,138				440,007
	03/04/11	Stk.Options								45,549	44.24	440,003
	2011	MCIP	209,898	419,796	839,592
	2011	SICP		419,796
Peter H.Coors (1)	05/26/11	Dir. RSUs.							2,178			100,036
	2011	MCIP	510,000	1,020,000	2,040,000
David Perkins	03/04/11	RSUs							4,521			200,009
	03/04/11	Perf. Units				24,279	29,608	59,216				400,004
	03/04/11	Stk.Options								41,408	44.24	400,001
	2011	MCIP	230,274	460,548	921,096
	2011	SICP		460,548
Samuel	03/04/11	RSUs							4,521			200,009
Walker	03/04/11	Perf. Units				24,279	29,608	59,216				400,004
	03/04/11	Stk.Options								41,408	44.24	400,001
	2011	MCIP	231,599	463,198	926,396
	2011	SICP		463,198

(1)    Mr. Coors received a restricted stock unit award for his services as Vice Chairman of the Board of Directors as described in the Director Compensation section beginning on page 12.

Estimated Future Payouts under Non-Equity Incentive Plan Award

The amounts represent the possible awards made under the annual MCIP and SICP in March 2011 to each of the NEOs as described beginning on page 30 of the CD&A and the Summary of Material Plans beginning on page 42. Given that the performance threshold was not achieved under the SICP, no payments were made under that plan in 2011.  Actual payments under the MCIP awards have already been determined, were paid on March 9, 2012, and are included in the Non-Equity Incentive Plan Compensation column (column (g)) of the 2011 Summary Compensation Table.

Estimated Future Payouts under Equity Incentive Plan Awards

The awards represent Performance Units granted in 2011 under the Incentive Plan. The performance period for the Performance Unit awards is December 26, 2010 to December 28, 2013. The grant date fair value at target payout is included in the Stock Awards column (column (e)) of the 2011 Summary Compensation Table.  For a discussion of the Performance Unit and SIEP awards for 2011, see the CD&A beginning on page 30 and the Summary of Material Plans beginning on page 42.

All Other Stock Awards; Number of Shares or Stock Units

The awards represent RSUs granted in 2011 under the Incentive Plan for all NEOs. The RSUs vest on the third anniversary of the grant date.  The grant date fair value is included in the Stock Awards column (column (e)) of the 2011 Summary Compensation Table.  For a discussion of the RSUs granted in 2011, see the CD&A beginning on page 31 and the Summary of Material Plans beginning on page 42.  For Mr. Coors, the RSUs were awarded as compensation for his services as a director.

All Other Option Awards (Stock Options)

The awards represent stock options granted in 2011 to the NEOs under the Incentive Plan. These options have a term of ten years from the grant date and vest in three equal annual installments beginning on the first anniversary of the grant date.  For a discussion of the stock options granted in 2011, see the CD&A beginning on page 31 and the Summary of Material Plans beginning on page 42.

OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2011

The following table sets forth the outstanding equity awards held by the NEOs at the fiscal year ended December 31, 2011.  The year-end values set forth in the table are based on the $43.54 closing price for our Class B common stock on December 30, 2011, the last trading day of the fiscal year.

					Stock Awards
						Market	Equity Incentive	Equity Incentive
	Option Awards				Number	Value of	Plan Awards:	Plan Awards:
	Number of	Number of			of Shares	Shares or	Number of	Market or Payout
	Securities	Securities			or Units	Units of	Unearned	Value of Unearned
	Underlying	Underlying	Option		of Stock	Stock	Shares, Units, or	Shares, Units or
	Unexercised	Unexercised	Exercise	Option	That	That	Other Rights	Other Rights That
	Options (#)	Options (#)	Price	Expiration	Have Not	Have Not	That Have Not	Have Not
Name	Exercisable	Unexercisable	($)	Date	Vested (#)	Vested ($)	Vested (#)	Vested ($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
Peter	—	—	—	—	16,659	$725,333	—	—
Swinburn	—	—	—	—	17,854	$777,363	—	—
	—	—	—	—	18,084	$787,377	—	—
	—	—	—	—	—	—	139,304	$1,400,005
	—	—	—	—	—	—	129,304	$1,540,011
	—	—	—	—	—	—	118,431	$1,600,003
	50,000	—	$37.18	03/15/15	—	—	—	—
	30,000	—	$31.57	05/02/15	—	—	—	—
	46,000	—	$34.57	03/16/16	—	—	—	—
	47,602	—	$45.79	05/18/17	—	—	—	—
	23,416	—	$57.76	05/15/18	—	—	—	—
	20,000	—	$55.23	07/01/18	—	—	—	—
	90,440	45,219	$42.02	05/14/19	—	—	—	—
	47,095	94,190	$43.13	03/15/20	—	—	—	—
	—	165,632	$44.24	03/04/21	—	—	—	—
Stewart	—	—	—	—	5,474	$238,338	—	—
Glendinning	—	—	—	—	5,472	$238,251	—	—
	—	—	—	—	4,973	$216,524	—	—
	—	—	—	—	—	—	45,772	$460,009
	—	—	—	—	—	—	39,631	$472,005
	—	—	—	—	—	—	32,569	$440,007
	20,000	—	$30.80	07/01/15	—	—	—	—
	9,500	—	$34.57	03/16/16	—	—	—	—
	10,794	—	$45.79	05/18/17	—	—	—	—
	10,166	—	$57.76	05/15/18	—	—	—	—
	29,716	14,858	$42.02	05/14/19	—	—	—	—
	14,435	28,868	$43.13	03/15/20	—	—	—	—
	—	45,549	$44.24	03/04/21	—	—	—	—
Peter H.	—	—	—	—	9,520	$414,501	—	—
Coors	—	—	—	—	9,275	$403,834	—	—
	—	—	—	—	2,178	$94,830	—	—
	—	—	—	—	—	—	79,602	$800,000
	—	—	—	—	—	—	67,171	$800,007
	250,000	—	$28.00	02/14/12	—	—	—	—
	250,000	—	$24.51	02/13/13	—	—	—	—
	250,000	—	$32.66	02/12/14	—	—	—	—
	250,000	—	$37.18	05/12/15	—	—	—	—
	90,000	—	$32.67	05/18/16	—	—	—	—
	100,728	—	$45.79	05/18/17	—	—	—	—
	77,520	—	$57.76	05/15/18	—	—	—	—
	51,680	25,840	$42.02	05/14/19	—	—	—	—
	24,465	48,930	$43.13	03/15/20	—	—	—	—

					Stock Awards
						Market	Equity Incentive	Equity Incentive
	Option Awards				Number	Value of	Plan Awards:	Plan Awards:
	Number of	Number of			of Shares	Shares or	Number of	Market or Payout
	Securities	Securities			or Units	Units of	Unearned	Value of Unearned
	Underlying	Underlying	Option		of Stock	Stock	Shares, Units, or	Shares, Units or
	Unexercised	Unexercised	Exercise	Option	That	That	Other Rights	Other Rights That
	Options (#)	Options (#)	Price	Expiration	Have Not	Have Not	That Have Not	Have Not
Name	Exercisable	Unexercisable	($)	Date	Vested (#)	Vested ($)	Vested (#)	Vested ($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
David	—	—	—	—	4,760	$207,250	—	—
Perkins	—	—	—	—	4,870	$212,040	—	—
	—	—	—	—	4,521	$196,844	—	—
	—	—	—	—	—	—	39,801	$400,000
	—	—	—	—	—	—	35,265	$420,006
	—	—	—	—	—	—	29,608	$400,004
	12,960	—	$40.94	05/10/12	—	—	—	—
	18,000	—	$37.18	03/15/15	—	—	—	—
	15,000	—	$31.88	09/01/15	—	—	—	—
	14,400	—	$34.57	03/16/16	—	—	—	—
	47,602	—	$45.79	05/18/17	—	—	—	—
	25,647	—	$57.76	05/15/18	—	—	—	—
	25,840	12,920	$42.02	05/14/19	—	—	—	—
	12,845	25,688	$43.13	03/15/20	—	—	—	—
	—	41,408	$44.24	03/04/21	—	—	—	—
Samuel	—	—	—	—	4,760	$207,250	—	—
Walker	—	—	—	—	4,638	$201,939	—	—
	—	—	—	—	4,521	$196,844	—	—
	—	—	—	—	—	—	39,801	$400,000
	—	—	—	—	—	—	33,586	$400,009
	—	—	—	—	—	—	29,608	$400,004
	20,000	—	$34.50	11/01/12	—	—	—	—
	20,000	—	$32.66	02/12/14	—	—	—	—
	20,000	—	$37.18	03/15/15	—	—	—	—
	23,791	—	$31.57	05/02/15	—	—	—	—
	50,000	—	$34.57	03/16/16	—	—	—	—
	42,314	—	$45.79	05/18/17	—	—	—	—
	26,762	—	$57.76	05/15/18	—	—	—	—
	25,840	12,920	$42.02	05/14/19	—	—	—	—
	12,233	24,465	$43.13	03/15/20	—	—	—	—
	—	41,408	$44.24	03/04/21	—	—	—	—

(b)   This column includes SOSARs and stock options that have vested and have not been exercised.  Stock options and SOSARs vest in equal annual installments over a 3 year period, subject to acceleration of vesting in the event of a change in control or certain termination events.

(c)    This column includes SOSARs and stock options that have not vested.

(e)    This column indicates the stock option and SOSAR strike price.

(f)     This column indicates the expiration date for stock options and SOSARs which is ten years from the date of grant.

(g)    This column includes unvested RSUs which vest on the third anniversary of the date of grant, based on continuing employment, subject to acceleration in the event of a change in control or certain termination events.  For Mr. Coors, this column includes unvested RSUs which were granted to him under the Incentive Plan for his service as Vice Chairman of the Board of Directors.

(h)   Market value of RSUs that have not vested is calculated by multiplying the number of unvested RSUs by the closing market price of $43.54 for Class B common stock on December 30, 2011.

(i)      This column indicates unvested Performance Units which vest at the conclusion of the performance period upon Committee approval, subject to acceleration in the event of a change in control.  Typically, the performance period is three years beginning with the fiscal year in which the award was granted.

(j)      The value of Performance Units is calculated based on target values as of the date of grant.  For the most recent three Performance Unit awards, the target payout is $10.05 for the 2009 award, $11.91 for the 2010 award and $13.51 for the 2011 award, per unit.  The final payout may be more or less depending on final performance.

STOCK VESTED DURING 2011

The following table sets forth information for each of the Company’s NEOs regarding stock awards vested during 2011.   No stock options were exercised by the Company’s NEOs in 2011.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized On Vesting ($)(2)
Peter Swinburn	10,000	446,200
	9,980	459,280
	10,000	453,200
	22,189	1,021,138
Stewart Glendinning	2,727	125,497
	5,000	226,600
	7,291	335,532
Peter H. Coors	11,409	525,042
	14,949	658,354
	15,978	714,856
David Perkins	10,307	474,328
	6,340	291,767
Samuel Walker	10,471	481,875
	6,340	291,767

(1)   RSU awards vested on March 3, 2011, May 15, 2011, June 6, 2011, June 30, 2011 and July 1, 2011.  Performance Units vested on May 13, 2011.

(2)   Values were calculated using the closing market price on the date of vesting.

PENSION BENEFITS AT 2011 FISCAL YEAR-END

The following table sets forth the present value of accumulated benefits payable to each of the NEOs under the tax qualified and non-qualified retirement plans including their years of service (if applicable). Such amounts are determined using assumptions stated in Note 16 to the Company’s Consolidated Financial Statements in the Form 10-K.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
Peter S. Swinburn (UK)	Qualified Plan	33	8,899,832	349,106
Stewart Glendinning (UK)	Qualified Plan	3	467,502	—
Peter H. Coors	—	—	—	—
David Perkins	Qualified Plan	23	994,815	—
	Non-qualified DB	23	796,748
	SERP	13	4,110,220	—
Samuel D. Walker	—	—	—	—

U.K. Pension

The qualified balances for Messrs. Swinburn and Glendinning are displayed in the table above.  The material provisions are described on page 42.  The present value of accumulated benefits for the U.K. qualified pension plan is shown (through December 31, 2011) using an assumed retirement age of 60 (age 55 for Mr. Swinburn), a discount rate of 4.65%, a price inflation rate of 3.05%, and pension increases which are assumed to be 2.95% for pre-April 2006 contributions and 2.30% for post-April 2006 contributions. The average annual exchange rate for 2011 of 1.5543 U.S. dollars to the British Pound was used to complete the currency conversion. The U.K. pension plan was frozen to future benefit accruals effective April 11, 2009.

Mr. Swinburn chose to begin drawing benefits under the U.K. pension plan at age 55.

Canadian Pension

The qualified and non-qualified balances for Mr. Perkins are displayed in the table above. The material provisions are described beginning on page 42. The amount set forth in the table above for Mr. Perkins represents the present value of Mr. Perkins’ accumulated benefits under Molson Canada’s non-qualified SERP defined benefit plan which has been reduced by the present value of the benefits to which he is entitled under the Company’s qualified and non-qualified defined benefit plans. The present value of accumulated benefits for the Canadian pension plans is shown (through December 31, 2011) using an assumed retirement age of 58, a discount rate of 4.45% for the qualified plan and 4.40% for the non-qualified and SERP plans, and a price inflation rate of 2.0%.  Mr. Perkins’ balances were converted from Canadian to U.S. dollars using the average annual exchange rate for 2011 of 1.0213 U.S. dollars to the Canadian dollar.

2011 NONQUALIFIED DEFERRED COMPENSATION

The following table sets forth information for each of the NEOs regarding aggregate executive and Company contributions and aggregate earnings (on the entire account balance) accrued during 2011, as well as year-end account balances under the Deferred Compensation Plans.

Name	Plan	Executive Contributions in Last Fiscal Year (a) ($)	Company Contributions in Last Fiscal Year (b) ($)	Aggregate Earnings in Last Fiscal Year (c) ($)	Aggregate Withdrawals/ Distributions (d) ($)	Aggregate Balance at Last Fiscal Year-End (e) ($)
Peter Swinburn	Supplemental Thrift	—	242,286	(187,105)	—	521,044
Stewart Glendinning	Supplemental Thrift	—	85,249	(54,163)	—	191,543
Peter H. Coors	Supplemental Thrift	—	116,384	(46,108)	—	380,771
	Indiv. Def. Comp. Plan	—	—	312,000	—	8,436,480
	Deferred RSUs	—	—	(543,200)	—	3,483,200
David Perkins	—	—	—	—	—	—
Samuel Walker	Supplemental Thrift	—	97,436	(66,232)	—	303,403

(b) Company contributions to the Supplemental Thrift Plan are reflected in the Summary Compensation Table.

Mr. Coors’ Individual Deferred Compensation Plan (IDCP) is an agreement entered into between Mr. Coors and the Company in 2009 to replace his previous nonqualified Molson Coors Brewing Company Excess Benefit Plan and Salary Continuation Plan.  The IDCP is an unfunded, non-qualified deferred compensation plan with an initial balance of $7,500,000 which accumulates 4% interest per year (as represented by the Aggregate Earnings in Last Fiscal Year column for 2011).

Mr. Coors’ Deferred RSUs were awarded to him under the Incentive Plan in 2005 and vested 20% ratably over the ensuing 5 years.  Upon vesting, the shares, and any earned dividends, are deferred until Mr. Coors separates from the Company.  The Aggregate Earnings in the Last Fiscal Year represents the increase in value of deferred dividend payments plus the number of deferred shares times the change in Company stock price from December 23, 2010 ($50.93) to December 30, 2011 ($43.54).  The Aggregate Balance at Last Fiscal Year-End represents the number of deferred shares times the value of our Class B common stock as of December 30, 2011.

The Supplemental Thrift Plan is described in the Other Elements of compensation section of the CD&A beginning on page 32.

Given that the aggregate earnings for Mr. Coors’ 3 deferred compensation plans, and the earnings for the other NEOs, is negative, no value was included in the Deferred Compensation Earnings column of the Summary Compensation Table.

Of the amounts in column (e), the following amounts were also included in the Total Compensation column of the Summary Compensation Table for 2011, 2010 and 2009:

Name	Plan	Reported for 2011 ($)	Previously Reported for 2010 ($)	Previously Reported for 2009 ($)	Total ($)
Peter Swinburn	Supplemental Thrift	242,286	251,700	155,393	649,379
Stewart Glendinning	Supplemental Thrift	85,249	95,532	46,152	226,933
Peter H. Coors	Supplemental Thrift	116,384	124,563	161,412	402,359
	Indiv. Def. Comp. Plan	—	—	—	—
	Deferred RSUs	—	—	—	—
David Perkins	—	—	—	—	—
Samuel Walker (1)	Supplemental Thrift	97,436	110,815	—	208,251

(1)  Mr. Walker was not an NEO in 2009.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table reflects the incremental amount of compensation payable to each of the NEOs in the event of various termination scenarios or a change in control of the Company. The amounts shown assume that such termination was effective as of December 31, 2011, and the value of our Class B common stock was the December 30, 2011, closing market price of $43.54. The amounts do not include benefits earned or vested on or before December 31, 2011, or benefits provided under insurance or regular programs generally available to salaried employees.

VOLUNTARY SEPARATION OR RETIREMENT

	Severance Payments ($)	Benefits and Perquisites ($)	Acceleration of Vesting of Stock Options ($)	Acceleration of Vesting of Restricted Stock/Performance Units ($)	Pension Enhancements ($)	Excise Tax Gross-ups ($)
Peter Swinburn	—	—	107,351	3,928,765	—	—
Stewart Glendinning	—	—	—	—	—	—
Peter H. Coors	—	—	59,338	1,890,405	—	—
David Perkins	—	—	30,170	1,080,882	—	—
Samuel Walker	—	—	—	—	—	—

Messrs. Swinburn, Coors and Perkins are retirement eligible for purposes of the Incentive Plan and are entitled to accelerated vesting of all of their stock options and a pro-rata portion of their Performance Units and RSUs.  The amounts in the table reflect the (i) intrinsic value of the acceleration of vesting of stock options (the difference between the exercise price and $43.54, and the closing price of the Class B common stock on December 30, 2011) and (ii) the pro-rata value of Performance Units and RSUs, using the closing price of the Class B common stock on December 30, 2011 ($43.54).  Performance Units are still subject to the Company meeting the applicable performance requirement.  The table assumes performance at target.  Messrs. Glendinning and Walker are not retirement eligible and would receive no additional payments.

INVOLUNTARY TERMINATION WITHOUT CAUSE

	Severance Payments ($)	Benefits and Perquisites ($)	Acceleration of Vesting of Stock Options ($)	Acceleration of Vesting of Restricted Stock/Performance Units ($)	Pension Enhancements ($)	Excise Tax Gross-ups ($)
Peter Swinburn	2,150,000	160,712	—	—	—	—
Stewart Glendinning	559,728	36,121	—	—	—	—
Peter H. Coors	5,610,000	—	59,338	2,310,101	—	—
David Perkins	1,228,128	238,205	—	—	—	—
Samuel Walker	490,000	—	—	—	—	—

The amounts for Messrs. Swinburn, Coors and Glendinning are pursuant to the terms of their respective employment agreements.  Under his employment agreement, all of Mr. Coors equity would accelerate in the event of involuntary termination.   He would also receive the same payment under termination for good reason.  For Messrs. Perkins and Walker, the amounts reflect the terms of the Company’s severance plan.  Messrs. Swinburn and Perkins are retirement eligible for purposes of the Incentive Plan and are entitled to accelerated vesting of all of their stock options and a pro-rata portion of their Performance Units and RSUs.  These amounts are set forth in the Voluntary Separation or Retirement Table.  For Mr. Coors, the amount in the Acceleration of Vesting of Restricted Stock/Performance Units column represents the incremental amount he would receive for the vesting of all Performance Units over the pro-rata amount that he would receive under the Retirement provision of the award and represented in the Retirement Table.

TERMINATION FOR CAUSE

	Severance Payments ($)	Benefits and Perquisites ($)	Acceleration of Vesting of Stock Options ($)	Acceleration of Vesting of Restricted Stock/Performance Units ($)	Pension Enhancements ($)	Excise Tax Gross-ups ($)
Peter Swinburn	—	—	—	—	—	—
Stewart Glendinning	—	—	—	—	—	—
Peter H. Coors	—	—	—	—	—	—
David Perkins	—	—	—	—	—	—
Samuel Walker	—	—	—	—	—	—

No amounts are paid if the NEO is terminated for cause.

DISABILITY / DEATH

	Severance Payments ($)	Benefits and Perquisites ($)	Acceleration of Vesting of Stock Options ($)	Acceleration of Vesting of Restricted Stock/Performance Units ($)	Pension Enhancements ($)	Excise Tax Gross-ups ($)
Peter Swinburn	—	—	—	3,928,765	—	—
Stewart Glendinning	—	—	—	1,224,762	—	—
Peter H. Coors	—	—	—	1,890,405	—	—
David Perkins	—	—	—	1,080,882	—	—
Samuel Walker	—	—	—	1,062,730	—	—

The amounts in the table reflect the pro-rata value of Performance Units and RSUs.  Performance Units are still subject to the Company meeting the applicable performance requirement.  The table assumes performance at target.

CHANGE IN CONTROL

	Severance Payments ($)	Benefits and Perquisites ($)	Acceleration of Vesting of Stock Options ($)	Acceleration of Vesting of Restricted Stock/Performance Units ($)	Pension Enhancements ($)	Excise Tax Gross-ups ($)
Peter Swinburn	8,062,500	41,910	107,351	5,398,112	—	5,974,086
Stewart Glendinning	2,938,572	49,712	34,420	1,661,599	—	2,025,307
Peter H. Coors	—	—	59,338	2,329,439	—	—
David Perkins	3,223,836	13,752	30,170	1,470,907	—	—
Samuel Walker	3,242,384	49,352	29,669	1,446,444	—	—

The amounts in the table under Severance Payments and Benefits and Perquisites reflect the payments under the CIC Program.  Mr. Coors does not participate in the CIC Program and would not receive any additional compensation beyond the equity compensation due to accelerating vesting, which is guaranteed per the terms of his Incentive Awards.  The amounts in the table also reflect the (i) intrinsic value of the acceleration of vesting of stock options (the difference between the exercise price and $43.54, the closing price of the Class B common stock on December 30, 2011), and (ii) the value of Performance Units and RSUs, using the closing price of the Class B common stock on December 30, 2011 ($43.54).  The value of the Performance Units is calculated assuming pro-rata vesting and performance at 120% of target.

MATERIAL TERMS OF EMPLOYMENT AGREEMENTS

The Company has employment agreements in place with Messrs. Swinburn, Coors and Glendinning.

Coors Employment Agreement

We entered into the current employment agreement with Mr. Coors that took effect on January 1, 2009. Mr. Coors receives an annual base salary of $850,000, which has remained unchanged since 2008.  Mr. Coors has a target bonus percentage that was set at a minimum of 80% of his annual base salary.  The agreement further provides that if Mr. Coors’ employment terminates for good reason or involuntarily without cause, Mr. Coors’ will receive the sum of (a) the remaining year’s base salary and bonus at target for the year in which the termination occurs; (b) 3 times the sum of Mr. Coors’ base salary and bonus at target; and (c) 3 times 25% of Mr. Coors’ annual base salary as compensation for terminated benefits and perquisites.  In addition, all unvested equity awards under the Incentive Plan will immediately vest upon involuntary termination.

In conjunction with entering into the employment agreement, Mr. Coors also entered into a confidentiality and non-competition agreement in favor of the Company that applies during the term of his employment and for 12 months thereafter.

Mr. Coors is also covered by a deferred compensation agreement described in more detail in the narrative to the 2011 Nonqualified Deferred Compensation Table on page 40.

Swinburn Employment Agreement

Mr. Swinburn’s employment agreement as CEO took effect on July 1, 2008. The agreement provides that Mr. Swinburn’s employment may be terminated by the Company on 24 months prior written notice or by Mr. Swinburn by giving 6 months prior written notice.  Under the terms of his employment agreement, Mr. Swinburn is entitled to travel benefits to the U.K. as described on page 35 and a monthly car allowance.

Glendinning Employment Agreement

Mr. Glendinning’s employment agreement as CFO took effect on July 1, 2008. The agreement provides that, in the event of involuntary termination by the Company other than for cause, Mr. Glendinning receives continued salary and benefits for 12 months.   Additionally, Mr. Glendinning is entitled to an annual trip to the U.K. as described on page 35.

SUMMARY OF MATERIAL PLANS

Retirement Plans

Pension Benefits Plan

U.S. Participants

The Company froze its U.S. qualified pension plan in 2008 and the assets and liabilities of the plan were transferred to MillerCoors. During 2009, the Company converted its supplemental executive retirement plan (SERP) and excess benefit plan into the Supplemental Thrift Plan. The Supplemental Thrift Plan covers selected employees affected by federal tax rules limiting the amount of compensation that may be taken into account or benefits that such employees may receive under U.S. tax qualified retirement plans sponsored by the Company. At the time the Supplemental Thrift Plan was formed, it assumed liabilities from the SERP and excess benefit plan.  As noted above, in 2009, upon agreement of the Board and Mr. Coors, Mr. Coors’ Salary Continuation Plan (SCP) and non-qualified deferred compensation plan balances were converted into a new deferred compensation plan which will be payable as a lump sum at the time of his retirement. This new agreement is described under the 2011 Nonqualified Deferred Compensation Table on page 40.

Canadian Participants

The Company maintains qualified and non-qualified defined benefit plans and qualified and non-qualified defined contribution plans for certain Canadian employees.  Mr. Perkins participates in a qualified defined benefit plan, the non-qualified defined benefit plan and the non-qualified SERP defined benefit plan.  The non-qualified SERP defined benefit plan provides for an annual pension benefit, payable at age 65, equal to 2% of the participant’s highest 3 year average earnings for each year of service up to 25 years and 1% for years in excess of 25. For purposes of calculating benefits under this plan, earnings include base salary and bonus.

The benefits to which participants are eligible under the non-qualified SERP defined benefit plan are reduced by the amount of benefits that the participant is entitled to under the qualified and non-qualified defined benefit plan. The qualified and non-qualified defined benefit plans are defined benefit career average plans with a current formula of 1% of participant’s base annual salary up to the Year’s Maximum Pensionable Earnings (YMPE) plus 1.4% of base annual salary in excess of the YMPE.

Non-qualified defined benefit plan provisions are the same as the qualified defined benefit plan provisions for the benefits that exceed the Income Tax Limit.

U.K. Participants

Effective April 1, 2009, the Company froze its U.K. defined benefit plan for all employees. For Mr. Swinburn, the rate of accrual was 1/30th per year of service based on plan provisions in place at the time he joined the plan.  Final pensionable pay is defined as a one-year average of basic pay. The benefit is earned on a “straight line approach” and capped at a maximum of 20 years’ service.  Normal retirement age for executive participants is age 60, however, Mr. Swinburn chose to draw his benefits from age 55 without reduction for early payment under an enhanced early retirement facility. For Mr. Glendinning, the same general provisions apply with a rate of accrual of 1/45th per year of service.  Mr. Glendinning also ceased accruing additional benefits as of his transfer to the U.S. in 2008.

The Thrift Plan

The Thrift Plan is a broad-based tax qualified contribution plan that applies on the same terms for most U.S. employees.  The Company contributes to each participant’s account an amount equal to (i) 100% of the participant’s contributions but not more than 4% of the participant’s compensation or the amount allowable under the limits imposed under the Code, whichever is lower (Matching Contribution); and (ii) 5% of the participant’s compensation or the amount allowable under the limits imposed under the Code, whichever is lower (Non-elective Contribution).  For 2011, compensation over $245,000 may not be taken into account under the Thrift Plan. The Company’s contributions are made in cash.  Employees are immediately vested in the Matching Contributions.  Non-elective contributions vest after the completion of 3 years of service.

The Supplemental Thrift Plan

The Supplemental Thrift Plan makes employees whole when the Code limits the Company contributions that otherwise would be credited to them under the Thrift Plan.  The Company makes up for amounts that cannot be credited under the Thrift Plan by crediting the employee with the Company contributions in cash. Participants are immediately vested in their Supplemental Thrift Plan benefit.  Employees are not permitted to make contributions to the Supplemental Thrift Plan and may not withdraw funds until they separate from the Company.

Incentive Plans

Annual Incentives

The Company maintains the MCIP as a sub-plan under the Incentive Plan.  The Compensation Committee may designate one or more criteria from the list outlined in the Incentive Plan.  Target annual incentives are established for each participant.  No payments can be made under the Incentive Plan if a minimum level of performance is not achieved.

Long Term Incentives

Stock Options

The Company has outstanding options under the Incentive Plan, Adolph Coors Company Equity Incentive Plan (the 1990 Plan) and the Molson Inc. 1988 Canadian Stock Option Plan (the Molson Plan).  The plans provide that the exercise price must be at least equal to 100% of the fair market value of the underlying shares on the date of grant.

All grants under the 1990 Plan and the Molson Plan are vested.  Under the Incentive Plan, vesting accelerates in connection with a change in control and for retirement eligible employees who terminate.  In all other cases, unvested stock options are forfeited.

Restricted Stock Units

The Company has outstanding RSUs under the Incentive Plan.  The Company may impose such conditions or restrictions on any shares of RSUs granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that participants pay a stipulated purchase price for each RSU, restrictions based upon the achievement of specific performance goals, time based restrictions on vesting following the attainment of the performance goals, time based restrictions, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares are listed or traded, or holding requirements or sale restrictions placed on the shares by the Company upon vesting of such restricted stock or RSUs.

A participant has no voting rights with respect to any RSUs granted.  The Company may provide for dividend equivalents to be credited with respect to any RSUs granted, but has not done so.

In the event of death or disability, or for retirement eligible employees who terminate, RSU vesting is accelerated on a pro-rata basis.  In the event of a change in control, all RSUs vest.

Performance Units

The Company has outstanding Performance Units under the Incentive Plan.  In connection with the grant of Performance Units or performance shares, the Compensation Committee will set performance goals in its discretion which, depending on the extent to which such goals are met, will determine the value or number of Performance Units paid to the participant.

The form and timing of payment of earned Performance Units and performance shares shall be determined by the Compensation Committee.  The Compensation Committee, in its sole discretion, may pay earned Performance Units in the form of cash or in shares (or in a combination thereof) equal to the value of the earned Performance Units at the close of the performance period.  Any shares may be granted subject to restrictions deemed appropriate by the Compensation Committee.

In the event of death or disability, or for retirement eligible employees who terminate, Performance Unit vesting is accelerated on a pro-rata basis based on final performance at the end of the vesting period.  In the event of a change in control, 120% of Performance Units vest on a pro-rata basis.

CIC Program

The Change in Control (CIC) Program provides benefits to participants in the event that their employment is terminated within a specified period following a change in control of the Company.   In the event of termination due to a change in control, under the CIC Program, the benefits for participants are:

•                  A lump sum payment of the sum of salary and target annual bonus times the applicable multiplier (3x for the NEOs, other than Mr. Coors);

•                  A pro rata annual bonus at target covering the performance year in which the employee is terminated due to a change in control;

•                  For executives participating in a U.S. health plan, the ability to continue health coverage under COBRA at the same cost sharing level as active employees;

•                  Up to 12 months of outplacement services; and

•                  Accelerated vesting of stock options, restricted stock, RSUs, and other stock based awards, including performance units at 120% of target, with stock options remaining exercisable until the earlier of one year after termination of employment or the expiration of the term of the stock option.

Under the CIC Program, “cause” will arise in the event of conviction of certain crimes, commission of certain illegal acts or breaches of the code of conduct, or willful failure to perform duties. “Good reason” for a participant will arise following a change in control if the Company fails to pay the participant as promised, materially reduces or modifies the participant’s position, responsibilities or authority, or requires relocation outside a 50 mile radius of the participant’s location of employment. For purposes of the CIC Program, a change in control will occur if an individual or group acquires voting stock of the Company sufficient to have more voting power than the Voting Trust established under the Class A Common Stock Voting Trust Agreement, there is an unwelcome change in the majority of the Board or a merger or other business combination occurs and the Voting Trust no longer holds more than 50 percent of the voting power. The CIC Program supersedes change in control provisions in individual employment agreements. As a condition of accepting participation in the CIC Program, eligible employees are required to enter into confidentiality and non-compete agreements in favor of the Company. The non-compete provisions of the CIC Program protect the Company whether or not a change in control occurs. Mr. Coors does not participate in the CIC Program.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2011 and as of the date of this proxy statement, none of the members of the Compensation Committee was or is an officer or employee (or former officer or employee) of the Company, and no executive officer of the Company served or serves on the compensation committee or board of any company that employed or employs any member of the Company’s Compensation Committee or Board of Directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Molson Coors’ executive officers, directors and more than 10% stockholders are required under Section 16(a) of the Exchange Act to file with the SEC, reports of ownership and changes in ownership in their holdings of Molson Coors stock. Copies of these reports also must be furnished to Molson Coors. Based on an examination of these reports and on written representations provided to Molson Coors, all such reports have been timely filed with the following exceptions:

Form 3 for Zahir Ibrahim filed on October 11, 2011, to report Mr. Ibrahim’s holdings in the Company’s stock as of October 1, 2011, in connection with him becoming an officer subject to Section 16.

Form 4 for Mark Hunter filed on April 2, 2012, to report Mr. Hunter’s surrender of shares to the Company to satisfy tax liabilities on the issuance of shares of Class B common stock in connection with the vesting of RSUs which vested on January 2, 2011.

QUESTIONS AND ANSWERS ABOUT COMMUNICATING WITH THE BOARD,

STOCKHOLDER PROPOSALS AND COMPANY DOCUMENTS

1.              How do I communicate with the Board?

Stockholders may communicate directly with the Chairman of the Board, Chairman of the Audit Committee, the independent Directors as a group or the non-employee Directors as a group by writing to those individuals or the group at the following address: Molson Coors Brewing Company, c/o Corporate Secretary, 1225 17th Street, Suite 3200, Denver, Colorado 80202. Correspondence received by the Corporate Secretary will be forwarded to the appropriate person or persons in accordance with the procedures adopted by a majority of the independent directors of the Board.

2.              How do I submit a proposal for action at the 2013 Annual Meeting of Stockholders?

To be eligible for inclusion in Molson Coors’ proxy statement for the 2013 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals must have been received by Molson Coors by December 19, 2012.

For proposals not intended to be included in the proxy statement or nominations of persons to stand for election to the Board, the bylaws require that such stockholder must be entitled to vote at the annual meeting and must have given timely notice of the stockholder proposal in writing to the Corporate Secretary of Molson Coors, and such business must be a proper matter for action by holders of the class of stock held by such stockholder. To be timely for the 2013 annual meeting of stockholders, a stockholder’s notice shall have been delivered to the Corporate Secretary at the principal executive offices of Molson Coors no earlier than January 30, 2013 and no later than March 1, 2013 and must include the information required by Section 1.9.2 of our bylaws.

3.              Where can I get copies of the Company’s corporate governance documents?

Our current Corporate Governance Guidelines, Code of Business Conduct, certificate of incorporation, bylaws and written charters for the Audit, Nominating, Compensation and Finance Committees are posted on our website at www.molsoncoors.com.  Stockholders may also request a free copy of these documents from: Molson Coors Brewing Company, c/o Shareholder Services, 1225 17th Street, Suite 3200, Denver, Colorado 80202.

4.              Where can I get a copy of the Company’s Annual Report on Form 10-K?

You can request to receive a copy of our Form 10-K at no charge. You should send your written requests to our Corporate Secretary at 1225 17th Street, Suite 3200, Denver, Colorado 80202. The exhibits to the Form 10-K are available upon payment of charges that approximate our cost of reproduction.

You can also obtain copies of the Form 10-K and exhibits, as well as other filings we make with the SEC, on our website at www.molsoncoors.com or on the SEC’s website at www.sec.gov.

5.              What is householding?

The SEC allows us to deliver a single Notice of Internet Availability of Proxy Materials and set of proxy materials to an address shared by two or more of our stockholders.  This delivery method, referred to as “householding,” can result in significant cost savings for the Company.  As a result, stockholders who share the same address and hold some or all of their shares of common stock through a broker, bank or other nominee may receive only one copy of the Notice of Internet Availability of Proxy Materials, or upon request, the proxy materials, as the case may be, unless the broker, bank or other nominee has received contrary instructions from one or more of the stockholders at that address. Certain brokers, banks and other nominees have procedures in place to discontinue duplicate mailings to stockholders sharing an address. Beneficial owners that desire to eliminate duplicate mailings should contact their broker, bank or other nominee for more information, and stockholders of record should submit their request by contacting Broadridge, Householding Department, 51 Mercedes Way, Englewood, NY 11717 or call them at 800-542-1061.

The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered.  A stockholder preferring to receive his or her own set of the Notice of Internet Availability of Proxy Materials and/or proxy materials now or in the future, should contact Broadridge, Householding Department, 51 Mercedes Way, Englewood, NY 11717 or call them at 800-542-1061. However, please note that any stockholder who wishes to receive a paper or email copy of the proxy materials for purposes of voting at this year’s Annual Meeting should follow the instructions included in the Notice of Internet Availability that was sent to the stockholder.

OTHER BUSINESS

As of the date of this proxy statement, Molson Coors received no proposal, nomination for director or other business submitted in accordance with its bylaws for consideration at the Annual Meeting, other than that set forth in the Notice of Annual Meeting of Stockholders and as more specifically described in this proxy statement, and, therefore, it is not expected that any other business will be brought before the Annual Meeting. However, if any other business should properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the Annual Meeting.

By order of the Board of Directors,

/s/ Samuel D. Walker
Samuel D. Walker
Chief People and Legal Officer and Corporate Secretary

April 18, 2012

APPENDIX A

MOLSON COORS BREWING COMPANY

DIRECTOR INDEPENDENCE STANDARDS

A director is independent if the Board has made an affirmative determination that such director has no material relationship with the Company that would impair his or her independent judgment (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). In the process of making such determinations, the Board will consider the nature, extent and materiality of the director’s relationships with the Company and the Board will apply the following guidelines that are consistent with the independent requirements as defined under the NYSE Listing Standards. A director will be deemed not to be independent by the Board if the Board finds that:

a.              a director is, or has been within the last 3 years, an employee of the Company, or an immediate family member is, or has been within the last 3 years, an executive officer, of the Company;

b.              a director has received or has an immediate family member who has received, during any 12-month period within the last 3 years, more than $100,000 in direct compensation from the Company, other than director fees and pension or other forms of deferred compensation for prior service;

c.               a director (i) is or has an immediate family member who is a current partner of a firm that is the Company’s internal or external auditor; (ii) is a current employee of such a firm; (iii) has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice; or (iv) was or has an immediate family member who was within the last 3 years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time;

d.              a director is or has an immediate family member who is, or has been within the last 3 years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee;

e.               a director is currently employed, or a director’s immediate family member is currently employed as an executive officer, by an entity (including a tax-exempt entity) that makes payments to, or receives payments from, the Company for goods or services (other than charitable contributions) in an amount that exceeds, in a single fiscal year, the greater of $1 million or 2 percent of that entity’s consolidated gross revenues; or

f.                a director, or a director’s immediate family serves as an officer, director or trustee of a charitable organization, where the Company’s discretionary contributions are in an amount that exceeds the greater of $1 million or 2 percent of the charitable organization’s consolidated gross revenues.

For purposes of this Appendix A, “immediate family member” includes a director’s spouse, parents, children, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law and anyone (other than domestic employees) who shares the director’s home; and “Company” includes any subsidiary in the consolidated group with the Company.

APPENDIX B

AMENDMENT NO. 1
TO
MOLSON COORS BREWING COMPANY
INCENTIVE COMPENSATION PLAN

The Molson Coors Brewing Company (the “Company”) Incentive Compensation Plan (the “Plan”) is hereby amended as follows:

Article 4.1 is hereby amended in its entirety to read as follows:

“4.1 Number of Shares Available for Awards.

(a)         Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under the Plan (the “Share Authorization”) shall be 20,000,000 Shares, plus the number of Shares that remain available for issuance under the Adolph Coors Company Equity Incentive Plan as of the Effective Date (increased by any Shares subject to any then-outstanding award under such plan which upon the lapse, expiration or cancellation exercise or other settlement of such award are either not issued or are withheld by the Company and adjusted for the two-to-one stock split on October 3, 2007).

(b)         Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be issued in the aggregate under the Plan, the maximum number of Shares that may be issued pursuant to ISOs shall be 20,000,000.”

Except as modified herein, the Plan shall remain in full force and effect.

M46498-P24914 You are receiving this communication because you hold shares in Molson Coors Brewing Company and/or Molson Coors Canada Inc. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. MOLSON COORS BREWING COMPANY *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 30, 2012. MOLSON COORS BREWING COMPANY 1225 17TH STREET SUITE 3200 DENVER, CO 80202 Meeting Information Meeting Type: Annual For holders as of: April 2, 2012 Date: May 30, 2012 Time: 11:00 a.m. Local Time Location: Molson Coors Brewing Company Ritz-Carlton Hotel 1881 Curtis Street Denver, Colorado 80202 See the reverse side of this notice to obtain proxy materials and voting instructions.

M46499-P24914 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 16, 2012 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K Proxy Materials Available to VIEW or RECEIVE: XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

M46500-P24914 1. Election of Directors Nominees: The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposals 2 and 3. Voting Items for Holders of Class A Common Stock or Class A Exchangeable Shares SPECIAL VOTING INSTRUCTIONS For Holders of Class A Exchangeable Shares of Molson Coors Canada Inc. In order for Canadian Stock Transfer Company Inc. as administrative agent for CIBC Mellon Trust Company (CIBC Mellon) to vote or cause to be voted at the annual meeting of stockholders of Molson Coors Brewing Company to be held on May 30, 2012, all the voting rights related to the Class A Exchangeable Shares of Molson Coors Canada Inc. held of record by the stockholder at the close of business on April 2, 2012, Broadridge (as agent for CIBC Mellon) must receive the stockholder's voting instructions via telephone, the Internet or mail, no later than 11:59 p.m. EDT on May 25, 2012 (the cut-off date). 01) Francesco Bellini 02) Peter H. Coors 03) Christien Coors Ficeli 04) Brian D. Goldner 05) Franklin W. Hobbs 06) Andrew T. Molson 07) Geoffrey E. Molson 08) Iain J.G. Napier 09) Peter Swinburn 10) Douglas D. Tough 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 29, 2012. 4. To transact such other business as may be brought properly before the meeting and any and all adjournments or postponements thereof. 3. To approve an amendment to the Molson Coors Brewing Company Incentive Compensation Plan to increase the number of authorized shares of our Class B common stock issuable under the plan by 5,000,000 shares. In their discretion, the proxies named herein (or either of them) are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends a vote "FOR" each of the director nominees listed. Voting Items for Holders of Class B Common Stock or Class B Exchangeable Shares 1. Election of Directors Nominees: SPECIAL VOTING INSTRUCTIONS For Holders of Class B Exchangeable Shares of Molson Coors Canada Inc. In order for Canadian Stock Transfer Company Inc. as administrative agent for CIBC Mellon Trust Company (CIBC Mellon) to vote or cause to be voted at the annual meeting of stockholders of Molson Coors Brewing Company to be held on May 30, 2012, all the voting rights related to the Class B Exchangeable Shares of Molson Coors Canada Inc. held of record by the stockholder at the close of business on April 2, 2012, Broadridge (as agent for CIBC Mellon) must receive the stockholder's voting instructions via telephone, the Internet or mail, no later than 11:59 p.m. EDT on May 25, 2012 (the cut-off date). SPECIAL VOTING INSTRUCTIONS For Holders of Class B Common Share Equivalents Held in MillerCoors Retirement Plans In order for Fidelity Management Trust Company (Fidelity), as trustee of the MillerCoors LLC Savings and Investment Plan (the Plan), to vote or cause to be voted at the annual meeting of stockholders of Molson Coors Brewing Company to be held on May 30, 2012, all the voting rights related to the Class B Common Stock of Molson Coors Brewing Company, attributed to participants in the Plan at the close of business on April 2, 2012, Broadridge (as agent for Fidelity), must receive the stockholder's voting instructions via telephone, the Internet or mail, no later than 5:00 pm EDT on May 23, 2012 (the cut-off date). M46501-P24914 01) Charles M. Herington 02) H. Sanford Riley In their discretion, the proxies named herein (or either of them) are authorized to vote upon such other business as may properly come before the meeting.

M46502-P24914

M46461-P24915 You are receiving this communication because you hold shares in Molson Coors Brewing Company and/or Molson Coors Canada Inc. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. MOLSON COORS BREWING COMPANY *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 30, 2012. MOLSON COORS CANADA INC. 1225 17TH STREET SUITE 3200 DENVER, CO 80202 Meeting Information Meeting Type: Annual For holders as of: April 2, 2012 Date: May 30, 2012 Time: 11:00 a.m. Local Time Location: Molson Coors Brewing Company Ritz-Carlton Hotel 1881 Curtis Street Denver, Colorado 80202 See the reverse side of this notice to obtain proxy materials and voting instructions.

M46462-P24915 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 16, 2012 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K Proxy Materials Available to VIEW or RECEIVE: XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

M46463-P24915 1. Election of Directors Nominees: The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposals 2 and 3. Voting Items for Holders of Class A Common Stock or Class A Exchangeable Shares SPECIAL VOTING INSTRUCTIONS For Holders of Class A Exchangeable Shares of Molson Coors Canada Inc. In order for Canadian Stock Transfer Company Inc. as administrative agent for CIBC Mellon Trust Company (CIBC Mellon) to vote or cause to be voted at the annual meeting of stockholders of Molson Coors Brewing Company to be held on May 30, 2012, all the voting rights related to the Class A Exchangeable Shares of Molson Coors Canada Inc. held of record by the stockholder at the close of business on April 2, 2012, Broadridge (as agent for CIBC Mellon) must receive the stockholder's voting instructions via telephone, the Internet or mail, no later than 11:59 p.m. EDT on May 25, 2012 (the cut-off date). 01) Francesco Bellini 02) Peter H. Coors 03) Christien Coors Ficeli 04) Brian D. Goldner 05) Franklin W. Hobbs 06) Andrew T. Molson 07) Geoffrey E. Molson 08) Iain J.G. Napier 09) Peter Swinburn 10) Douglas D. Tough 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 29, 2012. 4. To transact such other business as may be brought properly before the meeting and any and all adjournments or postponements thereof. 3. To approve an amendment to the Molson Coors Brewing Company Incentive Compensation Plan to increase the number of authorized shares of our Class B common stock issuable under the plan by 5,000,000 shares.

The Board of Directors recommends a vote "FOR" each of the director nominees listed. Voting Items for Holders of Class B Common Stock or Class B Exchangeable Shares 1. Election of Directors Nominees: SPECIAL VOTING INSTRUCTIONS For Holders of Class B Exchangeable Shares of Molson Coors Canada Inc. In order for Canadian Stock Transfer Company Inc. as administrative agent for CIBC Mellon Trust Company (CIBC Mellon) to vote or cause to be voted at the annual meeting of stockholders of Molson Coors Brewing Company to be held on May 30, 2012, all the voting rights related to the Class B Exchangeable Shares of Molson Coors Canada Inc. held of record by the stockholder at the close of business on April 2, 2012, Broadridge (as agent for CIBC Mellon) must receive the stockholder's voting instructions via telephone, the Internet or mail, no later than 11:59 p.m. EDT on May 25, 2012 (the cut-off date). SPECIAL VOTING INSTRUCTIONS For Holders of Class B Common Share Equivalents Held in MillerCoors Retirement Plans In order for Fidelity Management Trust Company (Fidelity), as trustee of the MillerCoors LLC Savings and Investment Plan (the Plan), to vote or cause to be voted at the annual meeting of stockholders of Molson Coors Brewing Company to be held on May 30, 2012, all the voting rights related to the Class B Common Stock of Molson Coors Brewing Company, attributed to participants in the Plan at the close of business on April 2, 2012, Broadridge (as agent for Fidelity), must receive the stockholder's voting instructions via telephone, the Internet or mail, no later than 5:00 pm EDT on May 23, 2012 (the cut-off date). M46464-P24915 01) Charles M. Herington 02) H. Sanford Riley In their discretion, the proxies named herein (or either of them) are authorized to vote upon such other business as may properly come before the meeting.

M46465-P24915

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date MOLSON COORS CANADA INC. 1225 17TH STREET SUITE 3200 DENVER, CO 80202 Yes No Please indicate if you plan to attend this meeting. For address changes and/or comments, please check this box and write them on the back where indicated. M46387-P24915 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Molson Coors Brewing Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Brewing Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of the proxy card). MOLSON COORS BREWING COMPANY For All Withhold All For All Except For Against Abstain 01) Francesco Bellini 02) Peter H. Coors 03) Christien Coors Ficeli 04) Brian D. Goldner 05) Franklin W. Hobbs 1. Election of Directors Nominees: The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposals 2 and 3. 06) Andrew T. Molson 07) Geoffrey E. Molson 08) Iain J.G. Napier 09) Peter Swinburn 10) Douglas D. Tough VOTE ON PROPOSALS: 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 29, 2012. 4. To transact such other business as may be brought properly before the meeting and any and all adjournments or postponements thereof. 3. To approve an amendment to the Molson Coors Brewing Company Incentive Compensation Plan to increase the number of authorized shares of our Class B common stock issuable under the plan by 5,000,000 shares. VOTE ON DIRECTORS:

M46388-P24915 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. MOLSON COORS BREWING COMPANY PROXY / VOTING INSTRUCTIONS FOR Holders of Class A Common Stock of Molson Coors Brewing Company Holders of Class A Exchangeable Shares of Molson Coors Canada Inc. For the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on May 30, 2012 Cut-off Date For Holders of Class A Shares of Molson Coors Brewing Company (the "Company") If you are not attending the Annual Meeting of Stockholders of the Company to be held on May 30, 2012 and voting in person, your voting instructions must be received by Broadridge no later than 11:59 p.m. EDT on May 29, 2012. Cut-off Date For Holders of Class A Exchangeable Shares of Molson Coors Canada Inc. Voting instructions from holders of Class A Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for Canadian Stock Transfer Company Inc. as administrative agent for CIBC Mellon Trust Company, as Trustee) no later than 11:59 p.m. EDT on May 25, 2012. Address Changes/Comments: ________________________________________________________________________________ _________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) MOLSON COORS BREWING COMPANY This proxy is solicited on behalf of the Board of Directors Holders of Class A Common Stock of Molson Coors Brewing Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Peter Swinburn and Samuel D. Walker, or each of them, with full power of substitution, as a proxy or proxies to represent the individual at the annual meeting of stockholders to be held on May 30, 2012, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class A Common Stock of Molson Coors Brewing Company, a Delaware corporation, held of record by the undersigned at the close of business on April 2, 2012, with all the power that the individual would possess if personally present, in accordance with the individual's instructions. Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/ voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs Canadian Stock Transfer Company Inc. as administrative agent for CIBC Mellon Trust Company, as Trustee, to vote or cause to be voted at the annual meeting of stockholders of Molson Coors Brewing Company to be held on May 30, 2012, all the voting rights related to the Class A exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on April 2, 2012, in accordance with the individual's voting instructions. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND EACH OF THE PROPOSALS LISTED ON THE PROXY/VOTING INSTRUCTION CARD AND/OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date MOLSON COORS CANADA INC. 1225 17TH STREET SUITE 3200 DENVER, CO 80202 Yes No Please indicate if you plan to attend this meeting. For address changes and/or comments, please check this box and write them on the back where indicated. M46389-P24915 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Molson Coors Brewing Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Brewing Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of the proxy card). MOLSON COORS BREWING COMPANY 1. Election of Directors Nominees: The Board of Directors recommends a vote "FOR" each of the director nominees listed. VOTE ON DIRECTORS: 01) Charles M. Herington 02) H. Sanford Riley In their discretion, the proxies named herein (or either of them) are authorized to vote upon such other business as may properly come before the meeting. For All Withhold All For All Except

M46390-P24915 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. Address Changes/Comments: ________________________________________________________________________________ _________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) MOLSON COORS BREWING COMPANY This proxy is solicited on behalf of the Board of Directors Holders of Class B Common Stock of Molson Coors Brewing Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Peter Swinburn and Samuel D. Walker, or each of them, with full power of substitution, as a proxy or proxies to represent the individual at the annual meeting of stockholders to be held on May 30, 2012, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class B Common Stock of Molson Coors Brewing Company, a Delaware corporation, held of record by the undersigned at the close of business on April 2, 2012, with all the power that the individual would possess if personally present, in accordance with the individual's instructions. Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/ voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs Canadian Stock Transfer Company Inc. as administrative agent for CIBC Mellon Trust Company, as Trustee, to vote or cause to be voted at the annual meeting of stockholders of Molson Coors Brewing Company to be held on May 30, 2012, all the voting rights related to the Class B exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on April 2, 2012, in accordance with the individual's voting instructions. Participants in the MillerCoors LLC Savings & Investment Plan: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs Fidelity Management Trust Company, as Trustee, to vote or cause to be voted at the annual meeting of stockholders of Molson Coors Brewing Company to be held on May 30, 2012, all the voting rights related to the shares of Molson Coors Brewing Company attributed to the individuals at the close of business on April 2, 2012, in accordance with the individual's voting instructions. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES LISTED ON THE PROXY/VOTING INSTRUCTION CARD OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION. MOLSON COORS BREWING COMPANY PROXY / VOTING INSTRUCTIONS FOR Holders of Class B Common Stock of Molson Coors Brewing Company Holders of Class B Exchangeable Shares of Molson Coors Canada Inc. Or Participants in the MillerCoors LLC Savings & Investment Plan For the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on May 30, 2012 Cut-off Date For Holders of Class B Shares of Molson Coors Brewing Company (the "Company") If you are not attending the Annual Meeting of Stockholders of the Company to be held on May 30, 2012 and voting in person, your voting instructions must be received by Broadridge no later than 11:59 p.m. EDT on May 29, 2012. Cut-off Date For Holders of Class B Exchangeable Shares of Molson Coors Canada Inc. Voting instructions from holders of Class B Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for Canadian Stock Transfer Company Inc. as administrative agent for CIBC Mellon Trust Company, as Trustee) no later than 11:59 p.m. EDT on May 25, 2012. Cut-off Date For Participants in the MillerCoors LLC Savings & Investment Plan Voting instructions from participants in the MillerCoors LLC Savings & Investment Plan must be received by Broadridge (as agent for Fidelity Management Trust Company, as Trustee) no later than 5:00 p.m. EDT on May 23, 2012.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date MOLSON COORS BREWING COMPANY 1225 17TH STREET SUITE 3200 DENVER, CO 80202 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Molson Coors Brewing Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Brewing Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of the proxy card). Yes No Please indicate if you plan to attend this meeting. For address changes and/or comments, please check this box and write them on the back where indicated. M46486-P24914-Z57479 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For All Withhold All For All Except For Against Abstain MOLSON COORS BREWING COMPANY 01) Francesco Bellini 02) Peter H. Coors 03) Christien Coors Ficeli 04) Brian D. Goldner 05) Franklin W. Hobbs 1. Election of Directors Nominees: The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposals 2 and 3. 06) Andrew T. Molson 07) Geoffrey E. Molson 08) Iain J.G. Napier 09) Peter Swinburn 10) Douglas D. Tough VOTE ON PROPOSALS: 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting fi rm for the year ending December 29, 2012. 4. To transact such other business as may be brought properly before the meeting and any and all adjournments or postponements thereof. 3. To approve an amendment to the Molson Coors Brewing Company Incentive Compensation Plan to increase the number of authorized shares of our Class B common stock issuable under the plan by 5,000,000 shares. VOTE ON DIRECTORS:

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. MOLSON COORS BREWING COMPANY PROXY / VOTING INSTRUCTIONS FOR Holders of Class A Common Stock of Molson Coors Brewing Company Holders of Class A Exchangeable Shares of Molson Coors Canada Inc. For the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on May 30, 2012 Cut-off Date For Holders of Class A Shares of Molson Coors Brewing Company (the "Company") If you are not attending the Annual Meeting of Stockholders of the Company to be held on May 30, 2012 and voting in person, your voting instructions must be received by Broadridge no later than 11:59 p.m. EDT on May 29, 2012. Cut-off Date For Holders of Class A Exchangeable Shares of Molson Coors Canada Inc. Voting instructions from holders of Class A Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for Canadian Stock Transfer Company Inc. as administrative agent for CIBC Mellon Trust Company, as Trustee) no later than 11:59 p.m. EDT on May 25, 2012. Address Changes/Comments: ________________________________________________________________________________ _________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) M46487-P24914-Z57479 MOLSON COORS BREWING COMPANY This proxy is solicited on behalf of the Board of Directors Holders of Class A Common Stock of Molson Coors Brewing Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Peter Swinburn and Samuel D. Walker, or each of them, with full power of substitution, as a proxy or proxies to represent the individual at the annual meeting of stockholders to be held on May 30, 2012, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class A Common Stock of Molson Coors Brewing Company, a Delaware corporation, held of record by the undersigned at the close of business on April 2, 2012, with all the power that the individual would possess if personally present, in accordance with the individual's instructions. Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs Canadian Stock Transfer Company Inc. as administrative agent for CIBC Mellon Trust Company, as Trustee, to vote or cause to be voted at the annual meeting of stockholders of Molson Coors Brewing Company to be held on May 30, 2012, all the voting rights related to the Class A exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on April 2, 2012, in accordance with the individual's voting instructions. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND EACH OF THE PROPOSALS LISTED ON THE PROXY/VOTING INSTRUCTION CARD AND/OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date MOLSON COORS BREWING COMPANY 1225 17TH STREET SUITE 3200 DENVER, CO 80202 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Molson Coors Brewing Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Brewing Company, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of the proxy card). Yes No Please indicate if you plan to attend this meeting. For address changes and/or comments, please check this box and write them on the back where indicated. M46488-P24914-Z57479 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ! ! ! MOLSON COORS BREWING COMPANY 1. Election of Directors Nominees: The Board of Directors recommends a vote "FOR" each of the director nominees listed. VOTE ON DIRECTORS: 01) Charles M. Herington 02) H. Sanford Riley In their discretion, the proxies named herein (or either of them) are authorized to vote upon such other business as may properly come before the meeting. For All Withhold All For All Except

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. MOLSON COORS BREWING COMPANY PROXY / VOTING INSTRUCTIONS FOR Holders of Class B Common Stock of Molson Coors Brewing Company Holders of Class B Exchangeable Shares of Molson Coors Canada Inc. Or Participants in the MillerCoors LLC Savings & Investment Plan For the Annual Meeting of Stockholders of Molson Coors Brewing Company to be held on May 30, 2012 Cut-off Date For Holders of Class B Shares of Molson Coors Brewing Company (the "Company") If you are not attending the Annual Meeting of Stockholders of the Company to be held on May 30, 2012 and voting in person, your voting instructions must be received by Broadridge no later than 11:59 p.m. EDT on May 29, 2012. Cut-off Date For Holders of Class B Exchangeable Shares of Molson Coors Canada Inc. Voting instructions from holders of Class B Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for Canadian Stock Transfer Company Inc. as administrative agent for CIBC Mellon Trust Company, as Trustee) no later than 11:59 p.m. EDT on May 25, 2012. Cut-off Date For Participants in the MillerCoors LLC Savings & Investment Plan Voting instructions from participants in the MillerCoors LLC Savings & Investment Plan must be received by Broadridge (as agent for Fidelity Management Trust Company, as Trustee) no later than 5:00 p.m. EDT on May 23, 2012. Address Changes/Comments: ________________________________________________________________________________ _________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) M46489-P24914-Z57479 MOLSON COORS BREWING COMPANY This proxy is solicited on behalf of the Board of Directors Holders of Class B Common Stock of Molson Coors Brewing Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Peter Swinburn and Samuel D. Walker, or each of them, with full power of substitution, as a proxy or proxies to represent the individual at the annual meeting of stockholders to be held on May 30, 2012, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class B Common Stock of Molson Coors Brewing Company, a Delaware corporation, held of record by the undersigned at the close of business on April 2, 2012, with all the power that the individual would possess if personally present, in accordance with the individual's instructions. Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs Canadian Stock Transfer Company Inc. as administrative agent for CIBC Mellon Trust Company, as Trustee, to vote or cause to be voted at the annual meeting of stockholders of Molson Coors Brewing Company to be held on May 30, 2012, all the voting rights related to the Class B exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on April 2, 2012, in accordance with the individual's voting instructions. Participants in the MillerCoors LLC Savings & Investment Plan: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs Fidelity Management Trust Company, as Trustee, to vote or cause to be voted at the annual meeting of stockholders of Molson Coors Brewing Company to be held on May 30, 2012, all the voting rights related to the shares of Molson Coors Brewing Company attributed to the individuals at the close of business on April 2, 2012, in accordance with the individual's voting instructions. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES LISTED ON THE PROXY/VOTING INSTRUCTION CARD OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.